UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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LAYNE CHRISTENSEN COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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LAYNE CHRISTENSEN COMPANY

May 4, 2016

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Layne Christensen Company to be held at the Company’s Corporate Headquarters at 1800 Hughes Landing Blvd., Suite 800, The Woodlands, Texas 77380 on Friday, June 3, 2016, commencing at 10:00 a.m., local time. The business to be conducted at the meeting is described in the attached Notice of Annual Meeting and Proxy Statement. In addition, there will be an opportunity to meet with members of senior management and review the business and operations of the Company.

Your Board of Directors joins with me in urging you to attend the meeting. Whether or not you plan to attend the meeting, however, please sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person.

Sincerely yours,

Michael J. Caliel
President and Chief Executive Officer

LAYNE CHRISTENSEN COMPANY

1800 Hughes Landing Boulevard, Ste. 800

The Woodlands, TX 77380

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 3, 2016

The Annual Meeting of Stockholders of Layne Christensen Company, a Delaware corporation (“Layne Christensen” or the “Company”), will be held at the Company’s Corporate Headquarters at 1800 Hughes Landing Blvd., Suite 800, The Woodlands, Texas, 77380, on Friday, June 3, 2016, commencing at 10:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:

1.

To vote on the election of the Company’s seven nominees for director to hold office for terms expiring at the 2017 Annual Meeting of the Stockholders of Layne Christensen and until their successors are duly elected and qualified or until their earlier death, retirement, resignation or removal;

2.	To conduct an advisory vote to approve named executive officer compensation;

3.	To consider and act upon a proposal to amend the Company’s 2006 Equity Incentive Plan to increase the number of shares available for issuance under the 2006 Equity Incentive Plan;

4.

To consider and act upon ratification of the selection of the accounting firm of Deloitte & Touche LLP as the independent auditors of Layne Christensen Company for the fiscal year ending January 31, 2017; and

5.	To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

The Board of Directors of Layne Christensen has fixed the close of business on April 11, 2016, as the record date for determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or adjournments thereof.

All stockholders are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, the Board of Directors of Layne Christensen encourages you to sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person. Your vote is important and all stockholders are urged to be present in person or by proxy.

By Order of the Board of Directors,

Steven F. Crooke
Senior Vice President — Chief Administrative Officer, General Counsel and Secretary

May 4, 2016

The Woodlands, Texas

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 3, 2016: The Proxy Statement and Annual Report to Stockholders are available to you at http://www.edocumentview.com/LAYN.

LAYNE CHRISTENSEN COMPANY

1800 Hughes Landing Boulevard, Ste. 700

The Woodlands, TX 77380

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 3, 2016

INTRODUCTION

This Proxy Statement is being furnished to the stockholders of Layne Christensen Company, a Delaware corporation (“Layne Christensen” or the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 3, 2016, and at any adjournment or adjournments thereof (the “Annual Meeting”). The Annual Meeting will commence at 10:00 a.m., local time, and will be held at the Company’s Corporate Headquarters at 1800 Hughes Landing Blvd., Suite 800, The Woodlands, Texas 77380.

This Proxy Statement and the enclosed form of proxy were first mailed to the Company’s stockholders on or about May 4, 2016.

Proxies

You are requested to complete, date and sign the enclosed form of proxy and return it promptly to the Company in the enclosed postage prepaid envelope. Shares represented by properly executed proxies will, unless such proxies have been revoked prior to exercise, be voted in accordance with the stockholders’ instructions indicated in the proxies. If no instructions are indicated, such shares will be voted in favor of the election of the nominees for director named in this Proxy Statement; in favor of the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement; in favor of amending the Company’s 2006 Equity Incentive Plan to increase the number of shares available for issuance under the plan; in favor of ratifying the selection of the accounting firm of Deloitte & Touche LLP as the Company’s independent auditors for the current fiscal year; and, as to any other matter that properly may be brought before the Annual Meeting, in accordance with the discretion and judgment of the appointed proxies. A stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by filing written notice of revocation with the Secretary of the Company, by executing and delivering to the Secretary of the Company a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

If you plan to attend the Annual Meeting and vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee (commonly referred to as being held in “street” name), proof of ownership may be required for you to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Common Stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Voting at the Meeting

For purposes of voting on the proposals described herein, the presence in person or by proxy of stockholders holding a majority of the total outstanding shares of the Company’s Common Stock shall constitute a quorum at the Annual Meeting. Only holders of record of shares of the Company’s Common Stock as of the close of business on April 11, 2016 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof. As of the Record Date, 19,802,596 shares of the Company’s Common Stock were outstanding and entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter properly to come before the Annual Meeting.

Directors are elected by a plurality (a number greater than those cast for any other candidates) of the votes cast, in person or by proxy, of stockholders entitled to vote at the Annual Meeting for that purpose. In accordance with Delaware law, a stockholder entitled to vote in the election of directors can withhold authority to vote for all nominees for director or can withhold authority to vote for certain nominees for director. Votes withheld in connection with the election of one or more nominees for director will not be counted as votes cast for such nominees, and will not have any effect on the outcome of the election. All other matters will be determined by a vote of a majority of the votes cast affirmatively or negatively by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. Under Delaware law, abstentions are not considered votes cast and will have no effect on whether a matter is approved.

On certain routine matters, such as the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company, if a stockholder that holds its shares through a broker does not provide instructions to that broker on how the stockholder wishes to vote, the broker will be allowed to exercise discretion and vote on behalf of the stockholder. A broker is prohibited, however, from voting on other non-routine matters, including the election of directors, the advisory vote on executive compensation, and the amendment to the 2006 Equity Incentive Plan. Broker “non-votes” will occur when a broker does not receive voting instructions from a stockholder on a non-routine matter or if the broker otherwise does not vote on behalf of a stockholder. Broker non-votes will not count in determining the number of votes cast with respect to the election of directors or a proposal that requires a majority of votes cast and, therefore, will not affect the outcome of the election of directors or the voting on such a proposal.

Solicitation of Proxies

This solicitation of proxies for the Annual Meeting is being made by the Company’s Board of Directors, which is sometimes referred to in this Proxy Statement as the Board. The Company will bear all costs of such solicitation, including the cost of preparing and mailing this Proxy Statement and the enclosed form of proxy. After the initial mailing of this Proxy Statement, proxies may be solicited by mail, telephone, facsimile transmission, electronically or personally by directors, officers, employees or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses, together with those of the Company’s transfer agent, will be paid by the Company.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination at least ten days prior to the date of the Annual Meeting during normal business hours at the Company’s Corporate Headquarters, 1800 Hughes Landing Boulevard, Ste. 800, The Woodlands, TX 77380. The list will also be available at the Annual Meeting.

ITEM 1

ELECTION OF DIRECTORS

One of the purposes of this Annual Meeting is to elect seven directors to serve one-year terms expiring at the Annual Meeting of Stockholders in 2017 and until their successors are duly elected and qualified or until their earlier death, retirement, resignation or removal. The Company’s Board of Directors consists of seven directors. The Board of Directors has designated Messrs. David A.B. Brown, Michael J. Caliel, J. Samuel Butler, Nelson Obus, Robert R. Gilmore, John T. Nesser III and Alan P. Krusi as the nominees proposed for election at the Annual Meeting. Mr. Krusi was appointed to the Board effective January 15, 2016 to fill a newly created position on the Company’s Board, following a search conducted by an independent search firm.

Unless authority to vote for the nominees is withheld, it is intended that the shares represented by properly executed proxies in the form enclosed will be voted for the election of the nominees for director. In the event that one or more of the nominees should become unavailable for election, it is intended that the shares represented by the proxies will be voted for the election of such substitute nominee as may be designated by the Board of Directors, unless the authority to vote for the nominee who has ceased to be a candidate has been withheld. The nominees have indicated their willingness to serve as directors if elected, and the Board of Directors has no reason to believe that the nominees will be unavailable for election.

The Board of Directors unanimously recommends that you vote “FOR” the election of David A.B. Brown, Michael J. Caliel, J. Samuel Butler, Nelson Obus, Robert R. Gilmore, John T. Nesser III and Alan P. Krusi as directors of the Company.

Nominees for Director

The following table sets forth certain information with respect to the persons nominated by the Board of Directors for election as directors at the Annual Meeting.

Name	Age	Present Position with the Company	Director Since
David A.B. Brown	72	Director, Chairman of the Board	2003

Michael J. Caliel	56	Director, President and Chief Executive Officer	2015

J. Samuel Butler	70	Director	2003

Nelson Obus	69	Director	2004

Robert R. Gilmore	64	Director	2009

John T. Nesser III	67	Director	2013

Alan P. Krusi	61	Director	2016

The business experience during the last five fiscal years of the persons nominated by the Board of Directors for election as directors at the Annual Meeting is as follows:

David A.B. Brown served as the Company’s Interim President and CEO from June of 2014 through January 2, 2015. Mr. Brown served as Chairman of the Board of Directors of Pride International, Inc. from 2005 until Pride’s acquisition by Ensco Plc in 2011, at which time he became a member of the Board of Directors of Ensco PLC. Mr. Brown retired from the Board of Directors of Ensco PLC in May of 2014. He is also on the board of directors of EMCOR Group, Inc., Hercules Offshore, Inc., and from 1984 to 2005 Mr. Brown was president of The Windsor Group, a consulting firm that focused on strategic related issues facing oilfield services and engineering companies. He is a Chartered Accountant and CPA and has over 40 years of energy related experience. Mr. Brown’s pertinent experience, qualifications, attributes and skills include: financial literacy and extensive managerial experience attained from serving as the president and CEO of the Company, the president of The Windsor Group, and the chairman of Pride International, Inc., the knowledge and experience he has attained from service on other public company boards, and the knowledge and experience he has attained from his service on the Company’s Board since 2003, and in his capacity as the Company’s Chairman since 2005.

Michael J. Caliel was appointed President and Chief Executive Officer of the Company on January 2, 2015. Mr. Caliel also became a director of the Company on January 2, 2015. Mr. Caliel has 30 years of global sales, management and operating experience. Prior to joining Layne, Mr. Caliel served as President and CEO (2011-2014) of the Invensys Software and Industrial Automation Division of Invensys plc, a global software, systems and technology company that serves both manufacturing and infrastructure industries. Prior to that, Mr. Caliel served as President, CEO and Executive Director (2006-2011) of Integrated Electrical Services, Inc., a national provider of electrical and communications solutions for the commercial, industrial and residential markets. Mr. Caliel’s pertinent experience, qualifications, attributes and skills include: financial literacy and extensive managerial and operating experience attained from serving as the president and chief executive officer of the Invensys Software and Automation Division of Invensys plc and Integrated Electrical Service, Inc., the knowledge and experience he has attained from service on other public company boards, and the knowledge and experience he has attained from his service on the Company’s Board since 2015.

J. Samuel Butler has been president of Trinity Petroleum Management, LLC, an oil and gas management outsourcing company, since 1996. Mr. Butler has also served as Chairman of the Board, chief executive officer and president of ST Oil Company, an independent oil and gas exploration and production company, since 1996. Mr. Butler was appointed to the Colorado School of Mines Board of Governors in 2009, and in 2007, Mr. Butler became the Chairman of Genesis Gas & Oil Partners LLC, a private oil and gas partnership focused on the acquisition and exploitation of coalbed methane and other unconventional oil and gas reserves. Mr. Butler’s pertinent experience, qualifications, attributes and skills include: financial literacy and extensive managerial experience attained from serving as the president, chairman and chief executive officer of two companies in the oil and gas industry, Trinity Petroleum Management, LLC and ST Oil Company, the knowledge and experience he has attained from service on other company boards, and the knowledge and experience he has attained from his service on the Company’s Board since 2003.

Nelson Obus is the co-founder and has served as president of Wynnefield Capital, Inc. since November 1992. He has also served as the managing member of Wynnefield Capital Management, LLC since January 1997. Wynnefield Capital Management manages two partnerships and Wynnefield Capital, Inc. manages one partnership, all three of which invest in small-cap value U.S. public equities. Mr. Obus served as a member of the board of directors of Gilman Ciocia, Inc., a company that provides income tax return preparation, accounting and financial planning services from September 2007 to January 2012. Mr. Obus was also a member of the board of directors of Breeze-Eastern Corporation, a company that designs, develops, manufactures, sells and services sophisticated mission equipment for helicopters, from January 2012 to December 2015. Mr. Obus’ pertinent experience, qualifications, attributes and skills include: financial literacy and expertise, capital markets expertise and managerial experience gained through his leadership roles and ownership interest in related investment management companies, Wynnefield Capital Management, LLC and Wynnefield Capital, Inc., the knowledge and experience he has attained from service on other public company boards, and the knowledge and experience he has attained from his service on the Company’s Board since 2004.

Robert R. Gilmore is an independent CPA. From 1997 to May 2006 and from March 2008 to present, Mr. Gilmore has served as an independent financial consultant to a number of companies. Since April 2003, Mr. Gilmore has been a Director of Eldorado Gold Corporation, serving as Chairman of the Board since December 2009. Since June 2010, Mr. Gilmore has been a director of Fortuna Silver Mines, Inc. Mr. Gilmore also served as a Director of Global Med Technologies, Inc. from March 31, 2006, until March 2010. From July 2007 to March 2009, Mr. Gilmore was also a Director of Frontera Copper Corporation. Mr. Gilmore was also a Director of Ram Power Corporation from October 2009 until April 2010. Mr. Gilmore’s pertinent experience, qualifications, attributes and skills include: public accounting and financial reporting expertise (including extensive experience as a certified public accountant), managerial experience attained from serving as the chief financial officer of NextAction Corporation, the knowledge and experience he has attained from service on other public company boards, and the knowledge and experience he has attained from his service on the Company’s Board since 2009.

John T. Nesser III brings 40 years of executive, corporate, and legal experience to the Company. Since July 2013, Mr. Nesser has served as the co-founder, manager, co-chief executive officer and director of All Coast, LLC, a private company that owns and operates the largest fleet of liftboats for the offshore oil and gas market in the Gulf of Mexico. Mr. Nesser retired as Executive Vice President and Chief Operating Officer of McDermott International, Inc. in 2011. He joined McDermott, a NYSE-listed global engineering, procurement, construction and installation company with a focus on the energy industry, as Associate General Counsel in 1998 and spent over 10 years in various senior management roles, including as General counsel, Chief Administrative Officer and Chief Legal Officer. Prior to joining McDermott, Mr. Nesser spent seven years as a partner, and then 13 years as a co-founding partner, of two major law firms. Mr. Nesser also serves on the Board of Directors of Thermon Group Holdings, Inc. Mr. Nesser’s pertinent experience, qualifications, attributes and skills include: financial literacy and extensive managerial experience attained from serving as the chief operating officer of McDermott International, legal experience attained from serving as the general counsel of McDermott International and practicing law at a private law firm that he co-founded, the knowledge and experience he has attained from service on other public company boards, and the knowledge and experience he has attained from his service on the Company’s Board since 2013.

Alan P. Krusi has served as a Director of the Company since January 2016. Mr. Krusi has been President, Strategic Development of AECOM Technology Corporation since 2008, where he led the firm’s M&A activities among other responsibilities. From 2003 until 2008 Mr. Krusi served as CEO and President of Earth Tech, Inc., a global engineering and construction firm which specialized in the design, construction, financing and operations of water treatment facilities. Prior to that, and over a period of twenty-six years, Mr. Krusi held a number of technical and management positions within the engineering and construction industries. Mr. Krusi currently serves on the Board of Directors of Comfort Systems USA, Inc., Blue Earth, Inc. and Alacer Gold Corp. Mr. Krusi is a Registered Geologist, Certified Engineering Geologist, and Licensed General Contractor in the State of California. Mr. Krusi’s pertinent experience, qualifications, attributes and skills include: financial literacy and extensive managerial experience attained from serving as the president and CEO of various companies in the engineering and construction services industry, the knowledge and experience he has attained from service on other company boards, and the knowledge and experience he has attained from his service on the Company’s Board since 2016.

There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director of the Company.

Compensation of Directors

For the first quarter of fiscal 2016, each director of the Company who was not also an employee of the Company, except the Chairman of the Board, received a retainer of $11,250. The Chairman of the Board received a retainer of $16,875 for the first quarter of fiscal 2016. The Chairmen of the Audit, the Compensation and the Nominating & Corporate Governance Committees received additional retainers of $3,750, $2,500 and $1,250, respectively, for the first quarter of fiscal 2016. In addition, each non-employee director received $1,500 for each board meeting he attended either in person or via teleconference and each member of the Audit, the Compensation and the Nominating & Corporate Governance committees received $1,500 for each committee meeting he attended either in person or via teleconference during the first quarter of fiscal 2016. Effective April 1, 2015, the Company adopted a new compensation structure for its non-employee directors. The Company eliminated the fee paid for each meeting attended by a non-employee director and increased the retainers paid in an amount that was equivalent to the average number of meetings the Company typically held during a year. As a result of these changes, each non-employee director of the Company, except the Chairman of the Board, will receive an annual retainer equal to $65,000, and the Chairman of the Board will receive an annual retainer equal to $100,000. The Chairmen of the Audit, Compensation and Nominating & Corporate Governance Committees will receive additional annual retainers of $25,000, $17,500 and $10,000, respectively, while the members of each such committee will receive additional annual retainers of $10,000, $7,500 and $5,000, respectively. All such retainers are payable in quarterly installments.

Since this compensation structure was put into effect at the end of the first quarter of 2016, the retainers received by the non-employee directors and the Chairman of the Board for their board and committee membership were pro-rated to cover three quarters of 2016. As an additional component of their compensation packages, all non-employee directors of the Company receive a one-time award of an option to purchase 3,000 shares of the Company’s Common Stock upon becoming a member of the Board. For fiscal 2016, each non-employee director, except the Chairman, also received an annual award of restricted stock or stock options of the Company, or a combination of both, whichever he chose, with a value approximately equal to $50,000 on the date of the award. For fiscal 2016, the Chairman received an annual award of either restricted stock or stock options of the Company or a combination of both, whichever he chose, with a value equal to $75,000 on the date of the award as consideration for his services as a director. The annual equity award for fiscal 2016 was made on April 1, 2015. The restricted stock is valued based on the market price of the Company’s Common Stock on the day the stock is issued, vests one year from the date of issuance, and is otherwise subject to all of the terms and conditions of the Company’s 2006 Equity Incentive Plan, or such other plan under which the restricted stock may be issued. The director options have an exercise price equal to the market price of the Common Stock on the day they were issued, are 100% vested upon issuance, have a ten-year life and are otherwise subject to all of the terms and conditions of the 2006 Equity Incentive Plan or such other plan under which the options may be issued. Directors of the Company who are also employees of the Company receive no compensation for service to the Company as directors.

A director may elect to defer receipt of all or a portion of his cash compensation in accordance with the terms of the Company’s Deferred Compensation Plan for Directors. Under the Company’s Deferred Compensation Plan for Directors, non-employee directors of the Company can elect to receive deferred compensation in three forms—a cash credit, a stock credit or a combination of the two. The value of deferrals made in the form of a stock credit track the value of the Company’s Common Stock. Deferrals made in the form of a cash credit will accumulate interest at a rate based on the annual yield of the longest term United States Treasury Bond outstanding at the end of the preceding year. All payments made under the plan will be made in cash. As of January 31, 2016, Mr. Brown had accumulated the equivalent of 28,812.87 shares of Common Stock in his stock credit account, Mr. Butler had accumulated the equivalent of 2,939.76 shares of Common Stock in his stock credit account, Mr. Obus had accumulated the equivalent of 27,930.20 shares of Common Stock in his stock credit account and Mr. Gilmore had accumulated the equivalent of 408.83 shares of Common Stock in his stock credit account. Mr. Nesser and Mr. Krusi had no shares of Common Stock in their respective stock credit accounts.

The following table sets forth the compensation paid to our directors during the fiscal year ended January 31, 2016. Because Mr. Caliel was also an employee of the Company during the fiscal year, his compensation is reported in our Summary Compensation Table and not in the following table.

Fiscal 2016 Director Compensation Table

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Option Awards(3)	Total
David A.B. Brown	$108,583	—	$75,000	$183,583

J. Samuel Butler	$83,792	—	$50,000	$133,792

Nelson Obus	$78,792	$25,000	$25,000	$128,792

Robert R. Gilmore	$93,792	$50,000	—	$143,792

John T. Nesser III	$88,792	$50,000	—	$138,792

Alan P. Krusi	$2,889	—	$3,540	$6,429

(1)	Includes amounts deferred under the Company’s Deferred Compensation Plan for Directors for the accounts of Messrs. Brown, Gilmore and Obus in the amounts of $98,375; $10,281 and $69,792, respectively.
(2)

The amount reported in this column is equal to the grant date fair value computed in accordance with Accounting Standards Codification (“ASC”) Topic 718 for each stock award. As of January 31, 2016, the Company had aggregate outstanding unvested restricted stock awards to non-employee directors in the amounts of 9,634 shares held by each of Messrs. Gilmore and Nesser, as well as 4,817 shares held by Mr. Obus.

(3)

The amount reported in this column is equal to the grant date fair value computed in accordance with ASC Topic 718 for each option award. As of January 31, 2016, the Company had aggregate outstanding option awards to non-employee directors in the amounts of 127,534; 37,086; 26,948; 7,736; 6,444 and 3,000 held by Messrs. Brown, Butler, Obus, Gilmore, Nesser and Krusi, respectively.

Meetings of the Board and Committees

During the fiscal year ended January 31, 2016, the Company’s Board of Directors held four meetings. All directors attended at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which they served that were held during such fiscal year and during the period which such director served. It should be noted that the Company’s directors discharge their responsibilities throughout the year, not only at such Board of Directors and committee meetings, but through personal meetings and other communications with members of management and others regarding matters of interest and concern to the Company.

The Company has a policy encouraging its directors to attend the Annual Meeting of Stockholders. All directors then serving attended the Company’s 2015 Annual Meeting.

Pursuant to the Company’s Bylaws, the Board of Directors has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act, as amended, a Nominating & Corporate Governance Committee and a Compensation Committee.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its responsibilities with respect to the oversight of (i) the integrity of the Company’s financial statements, financial reporting process and internal control system; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm qualifications and independence; (iv) the performance of the Company’s internal audit function and its independent auditors and (v) the system of internal controls and disclosure controls and procedures established by management. The Audit Committee is responsible for the appointment of the Company’s independent registered public accounting firm and the terms of their engagement, reviewing the Company’s policies and procedures with respect to internal auditing, accounting, financial and disclosure controls and reviewing the scope and results of audits and any auditor recommendations. The Audit Committee held four meetings during the fiscal year ended January 31, 2016, in addition to personal meetings and other communications conducted throughout the year with members of management and each other regarding issues within the committee’s area of responsibility. The Amended and Restated Audit Committee Charter is available on the Company’s website under the heading “Governance” on the Investor Relations page (http://investor.laynechristensen.com/governance.cfm). The current members of the Audit Committee are Robert R. Gilmore (Chairperson), J. Samuel Butler, Nelson Obus, John T. Nesser III and Alan P. Krusi. All of the members of the Audit Committee are independent within the meaning of SEC regulations and the NASDAQ listing standards. The Board has determined that all members of the committee are qualified as audit committee financial experts within the meaning of SEC regulations and that such members are financially literate and have experience in finance or accounting resulting in their financial sophistication within the meaning of the NASDAQ listing standards. The Report of the Audit Committee for fiscal year 2016 appears below.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of independent directors as required by and in compliance with the listing standards of the NASDAQ Stock Market. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

The functions of the Audit Committee are set forth in its charter. One of the Audit Committee’s principle functions is overseeing the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s financial reporting process, principles and internal controls as well as preparation of its financial statements. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States.

The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended January 31, 2016, with management, the Company’s internal auditors and the independent registered accounting firm. The Audit Committee has discussed with the independent registered accounting firm the matters required to be discussed under Public Company Accounting Oversight Board (United States) (“PCAOB”) Auditing Standard No. 16, “Communications with Audit Committees.” The independent registered public accounting firm has provided to the Audit Committee the written independence disclosures under applicable requirements of the PCAOB, and the Audit Committee has discussed with the auditors their independence from the Company. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of tax and other non-audit services to the Company is compatible with maintaining the registered public accounting firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management.

Based on the reports and discussions described above, the Audit Committee has approved the inclusion of the Company’s audited financial statements and Management’s Report on Internal Control Over Financial Reporting in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2016, which was filed with the Securities and Exchange Commission.

Respectfully submitted on April 6, 2016, by the members of the Audit Committee of the Board of Directors:

Robert R. Gilmore, Chairman

J. Samuel Butler

Nelson Obus

John T. Nesser III

Alan P. Krusi, who was appointed to the Audit Committee effective as of April 7, 2016, did not participate in any of the Audit Committee meetings during fiscal 2016 and did not participate in the preparation of the Report of the Audit Committee included in this Proxy Statement.

Nominating & Corporate Governance Committee

The Nominating & Corporate Governance Committee (the “Nominating Committee”), in accordance with the process described below under the heading “Selection of Board Nominees,” identifies individuals qualified to become members of the Company’s Board of Directors, recommends to the Board proposed nominees for Board membership, recommends to the Board directors to serve on each standing committee of the Board and assists the Board in developing and overseeing corporate governance guidelines. The Nominating Committee’s evaluation of director nominees takes into account their ability to contribute to the diversity of age, background and experience represented on the Board, and the Nominating Committee reviews its effectiveness in balancing these considerations when assessing the composition of the Board. The Nominating & Corporate Governance Committee Charter is available on the Company’s website under the heading “Governance” on the Investor Relations page (http://investor.laynechristensen.com/governance.cfm). The Nominating Committee held one meeting during the fiscal year ended January 31, 2016, in addition to personal meetings and other communications conducted throughout the year with members of management and each other regarding issues within the committee’s area of responsibility. The current members of the Nominating Committee are J. Samuel Butler (Chairperson), David A.B. Brown, Robert R. Gilmore, Nelson Obus, John T. Nesser and Alan P. Krusi. Messrs. Butler, Gilmore, Obus, Nesser and Krusi are independent within the meaning of SEC regulations and the NASDAQ listing standards and the Board of Directors has determined that Mr. Brown is independent under the SEC regulations and the NASDAQ listing standards other than during the time that he served as interim President and CEO.

Compensation Committee

The Compensation Committee establishes annual and long-term performance goals and objectives for the Company’s management, evaluates the performance of management and makes recommendations to the Board of Directors regarding the compensation and benefits of the Company’s executive officers and the members of the Board of Directors. The Compensation Committee also administers certain of the Company’s incentive plans, including the Company’s Executive Incentive Compensation Plan. The Amended and Restated Compensation Committee Charter is available on the Company’s website under the heading “Governance” on the Investor Relations page (http://investor.laynechristensen.com/governance.cfm). The current members of the Compensation Committee are John T. Nesser III (Chairperson), David A.B. Brown, J. Samuel Butler, Robby Gilmore, Nelson Obus and Alan P. Krusi. Messrs. Nesser, Butler, Gilmore, Obus and Krusi are independent within the meaning of SEC regulations and the NASDAQ listing standards and the Board of Directors has determined that Mr. Brown is independent under the SEC regulations and the NASDAQ listing standards other than during the time that he served as interim President and CEO. The Compensation Committee met one time during the fiscal year ended January 31, 2016, in addition to personal meetings and other communications conducted throughout the year with members of management and each other regarding compensation issues within the committee’s area of responsibility.

Selection of Board Nominees

The Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Secretary in writing with whatever supporting material the stockholder considers appropriate or that is required by the Company’s bylaws relating to stockholder nominations as described below under the heading “Advance Notice Procedures.” The Company’s Secretary will forward the information to the members of the Nominating Committee, who will consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the proxy rules, the Company’s bylaws, the Company’s Nominating Committee Charter, the Company’s Corporate Governance Guidelines and the director selection procedures established by the Nominating Committee.

Once the Nominating Committee has identified a prospective nominee candidate, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the Nominating Committee with the recommendation of the prospective candidate, as well as the Nominating Committee’s own knowledge of the candidate. This information may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the criteria and qualifications described below. If the Nominating Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, the Nominating Committee then evaluates the prospective nominees against the criteria and qualifications set out in the Company’s Corporate Governance Guidelines. Such criteria and qualifications include:

•	a general understanding of management, marketing, accounting, finance and other elements relevant to the Company’s success in today’s business environment;

•	an understanding of the principal operational, financial and other plans, strategies and objectives of the Company;

•	an understanding of the results of operations and the financial condition of the Company and its significant business segments for recent periods;

•	an understanding of the relative standing of the Company’s significant business segments vis-à-vis competitors;

•	the educational and professional background of the prospective candidate;

•	the prospective nominee’s standards of personal and professional integrity;

•	the demonstrated ability and judgment necessary to work effectively with other members of the Board to serve the long-term interests of the stockholders;

•	the extent of the prospective nominee’s business or public experience that is relevant and beneficial to the Board and the Company;

•

the prospective nominee’s willingness and ability to make a sufficient time commitment to the affairs of the Company in order to effectively perform the duties of a director, including regular attendance at Board and committee meetings;

•	the prospective nominee’s commitment to the long-term growth and profitability of the Company; and

•	the prospective nominee’s ability to qualify as an independent director as defined in the NASDAQ listing standards.

However, as determining the specific qualifications or criteria against which to evaluate the fitness or eligibility of potential director candidates is necessarily dynamic and an evolving process, the Board believes that it is not always in the best interests of the Company or its stockholders to attempt to create an exhaustive list of such qualifications or criteria. Appropriate flexibility is needed to evaluate all relevant facts and circumstances in context of the needs of the Board and the Company at a particular point in time.

The Nominating Committee also considers such other relevant factors as it deems appropriate, including the current composition and diversity of age, background and experience of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Nominating Committee determines whether to interview the prospective nominees, and, if warranted, one or more members of the Nominating Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Nominating Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating Committee.

Leadership Structure of the Board

The Company’s Corporate Governance Guidelines do not require the separation of the roles of Chairman of the Board and Chief Executive Officer, as the Board believes that an effective board leadership structure can be highly dependent on the experience, skills and personal interaction between persons in leadership roles. Since 1992, other than during Mr. Brown’s service as interim Chief Executive Officer, the Company has separated the positions of chairman and chief executive officer. During the period in which Mr. Brown served as Chairman and interim Chief Executive Officer, the Board appointed John T. Nesser III to serve as lead independent director. Mr. Brown resumed his role as the independent chairman following the appointment of Michael J. Caliel as the Chief Executive Officer of the Company. The Board believes this structure provides strong leadership for the Board, while also positioning the Chief Executive Officer as the leader of the Company in the eyes of our customers, employees and other stakeholders. The Board also believes that this structure has afforded the Company an effective combination of internal and external experience, continuity and independence that has served the Board and the Company well.

Chief Executive Officer Succession Planning

Assuring that the Company has the appropriate management talent to successfully pursue the Company’s strategies is one of the Board’s primary responsibilities. To fulfill this responsibility the Board has adopted a policy to assure that the Company has in place an appropriate plan to address succession should the Company’s Chief Executive Officer become unexpectedly unable to perform his duties, Chief Executive Officer succession in the ordinary course of business, and succession for key members of senior management. The Board annually reviews the senior executive team’s experience, skills, and competencies and assesses which, if any, of the executives possess, or have the ability to develop, attributes the Board believes are necessary to lead and achieve the Company’s goals. The Company’s succession plan is reviewed annually by the Board.

Communications with the Board of Directors

The Board of Directors has approved a formal policy for stockholders to send communications to the Board or its individual members. Stockholders can send communications to the Board and specified individual Directors by mailing a letter to the attention of the Board or a specific Director (c/o the General Counsel) at Layne Christensen Company, 1800 Hughes Landing Boulevard, Ste. 800, The Woodlands, TX 77380, or by sending a message through the Company’s website at http://investor.laynechristensen.com/contactus.cfm.

Upon receipt of a communication for the Board or an individual Director, the General Counsel will promptly forward any such communication to all the members of the Board or the individual Director or Directors, as appropriate. If a communication to an individual Director deals with a matter regarding the Company, the General Counsel will forward the communication to the entire Board, as well as the individual Director. Neither the Board nor a specific Director is required to respond to stockholder communications and when responding shall do so only in compliance with the Company’s Corporate Governance Guidelines.

Risk Oversight

The Board considers oversight of the Company’s risk management efforts to be a responsibility of the entire Board. The Board’s role in risk oversight includes receiving regular reports from members of senior management on areas of material risk to the Company, or to the success of a particular project or endeavor under consideration, including operational, financial, legal and regulatory, security, strategic and reputational risks. The full Board (or the appropriate Committee, in the case of risks that are under the purview of a particular Committee) receives these reports from the appropriate members of management to enable the Board (or Committee) to understand the Company’s risk identification, risk management, and risk mitigation strategies. When a report is vetted at the Committee level, the chairperson of that Committee subsequently reports on the matter to the full Board. This enables the Board and its Committees to coordinate the Board’s risk oversight role.

Part of the Audit Committee’s responsibilities, as set forth in its charter, is to review with corporate management, the independent auditors and the internal auditors, if applicable, any legal matters, risks or exposures that could have a significant impact on the financial statements and the steps management has taken to minimize the Company’s exposure. In this regard, the Company’s internal auditors prepare annually a comprehensive risk assessment report and review that report with the Audit Committee. This report identifies the material business risks for the Company, and identifies the Company’s internal controls that respond to and mitigate those risks. The Company’s management regularly evaluates these controls, and the Audit Committee is provided regular updates regarding the effectiveness of the controls. The Audit Committee regularly reports to the full Board.

Risk Assessment of Compensation Policies

In March 2016, the Company conducted a risk assessment of its compensation policies and practices. The Company’s compensation policies and practices were evaluated to ensure that they do not foster risk-taking above the level of risk associated with the Company’s business model. The Company considered the design and operation of its compensation arrangements, including the performance objectives and target levels used in connection with incentive awards, and evaluated the relationship between the Company’s risk management and these arrangements. The results of the assessment were then reported to the Compensation Committee. Based on this assessment, the Compensation Committee concluded that the Company has a balanced pay and performance program that does not encourage unnecessary or excessive risk-taking and that any risks arising from the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

Other Corporate Governance Matters

All of the members of the Board are independent within the meaning of SEC regulations and the NASDAQ listing standards, with the exception of Michael J. Caliel. Mr. Caliel is considered an inside director because of his employment as an executive of the Company. During Mr. Brown’s service as interim President and CEO, he was not considered independent. Following such service, which did not last longer than a year, the Board of Directors determined that he is independent under applicable SEC regulations and the NASDAQ listing standards.

Transactions with Management/Related-Party Transactions

The Company considers any transaction that would require disclosure under Item 404(a) of Regulation S-K to be a related-party transaction. The Company has an Employee Conflict of Interest Policy that requires employees to identify potential conflicts of interest, including related-party transactions, to the Compliance Department. Furthermore, the Company’s Audit Committee must review and approve all related-party transactions that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company was not a party to any transactions with any directors or executive officers of the Company during the last fiscal year requiring disclosure under the regulations of the Securities and Exchange Commission.

The Company has a Code of Business Conduct and Ethics that applies to all directors and employees of the Company, including the chief executive officer, chief financial officer and the chief accounting officer. The Code of Business Conduct and Ethics is available free of charge on the Company’s website under the heading “Governance” on the Investor Relations page (http://investor.laynechristensen.com/governance.cfm).

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion and analysis of compensation arrangements of our named executive officers (which we refer to collectively as our “Executives”) for fiscal 2016 should be read together with the compensation tables and related disclosures set forth below.

Executive Summary

Our compensation program for our Executives is designed to attract and retain top-quality executives, tie annual and long-term equity incentives to achievement of measurable corporate, business unit and individual performance objectives, and align the Executives’ incentives with stockholder value creation. To achieve these objectives, our executive compensation program emphasizes performance-based incentive compensation under our Executive Short-Term Incentive Plan (the “STI Plan”) and our Long-Term Incentive Plan (the “LTI Plan”), which aligns our Executives’ compensation with the Company’s financial performance and stock price, providing our Executives with an incentive to maximize stockholder value. Our Compensation Committee (the “Committee”) is responsible for establishing and overseeing the administration of annual and long-term performance goals for our Executives, as well as setting the overall compensation philosophy for the Company, subject to approval by the Board. Consistent with our strong pay-for-performance culture, the Committee seeks to tie the compensation of the Executives to the Company’s financial and stock performance.

As discussed below, in July 2015 the Company hired J. Michael Anderson as the Company’s Senior Vice President and Chief Financial Officer. In connection with the hiring of Mr. Anderson, Andrew Atchison resigned as the Company’s interim Chief Financial Officer. Messrs. Anderson and Atchison did not participate in our STI Plan or LTI Plan for fiscal 2016 due to the interim nature of Mr. Atchison’s employment and the commencement of Mr. Anderson’s employment midway through the fiscal year.

The Committee believes that its historical commitment to a strong pay-for-performance philosophy is evidenced by the fact that in the recent past, the Company’s executive officers have realized very little value from the equity awards they have been granted. For example, during the period from fiscal 2011 through fiscal 2016, over 845,000 shares of performance-contingent restricted stock, performance-contingent restricted stock units, (collectively, “performance shares”) and stock options, with an aggregate grant date fair market value of approximately $8.8 million were granted to our executive officers. As of January 31, 2016, due to the decrease in the Company’s stock price and related performance challenges, the executive officers have realized no value from these awards.

The Committee recommended, and the Board approved, modest increases in compensation for Larry Purlee, President of the Inliner division, and Ronald Thalacker, President of the Water Resources division, due to the recent strong performance of those divisions. The Committee determined that salary increases were not warranted for the other Executives because their salaries had been either recently established (in the case of the hiring of Messrs. Caliel and Anderson) or adjusted (in the case of the appointment of Mr. Crooke as Chief Administrative Officer).

Under the STI Plan, performance was linked to Company achievement of an Adjusted EBITDA threshold of at least $35.4 million for fiscal 2016 (which was not met) and the achievement of individual performance goals. In addition, Mr. Purlee and Mr. Thalacker, as division heads, had the majority of their STI opportunity linked to achievement of an Adjusted EBITDA threshold of at least $17.7 million at the Inliner division and $20.9 million at the Water Resources division, respectively, which thresholds were met. Messrs. Caliel, Crooke, Purlee and Thalacker all met their individual performance goals. Accordingly, for fiscal 2016, Messrs. Caliel and Crooke received 20% of their target STI Plan awards, Mr. Purlee received approximately 106% of his target STI Plan award and Mr. Thalacker received approximately 75% of his target STI Plan award. Additionally, although Company Adjusted EBITDA was below the threshold for payment of the portion of the targeted STI Plan bonus based on Company Adjusted EBITDA, Mr. Caliel and Mr. Crooke received discretionary cash bonuses of $198,000 and $72,000, respectively, in recognition of their contributions to the improvement of the Company’s operations and financial condition during fiscal 2016. See “Compensation Components—Short-Term Incentive Plan—Awards for Fiscal 2016”.

Under the LTI Plan for fiscal 2016, the Committee recommended and the Board approved equity awards consisting of a combination of performance shares (which will vest only if the Company’s stock price significantly increases during the three-year period from the date of grant) and time-vesting restricted stock units (which are subject to a three-year cliff vesting and cannot be sold until the Executive is no longer employed by the Company).

Additionally, the Committee recommended and the Board approved awards made in connection with the hiring of Mr. Anderson as our Chief Financial Officer.

The remainder of this Compensation Discussion and Analysis addresses, among other things, the following topics in greater detail:

•	identification of our named executive officers;

•	leadership changes in fiscal 2016;

•	the objectives of our compensation program;

•	the role others play in designing and implementing our compensation program, including compensation consultants, peer groups and our Chief Executive Officer;

•	the components of compensation for our Executives, including the determination of base salaries, annual bonuses under our STI Plan, equity grants under our LTI Plan and discretionary bonuses; and

•	the manner in which the Company addresses Internal Revenue Code limits on deductibility of compensation.

The compensation tables appear immediately following this Compensation Discussion and Analysis.

Named Executive Officers

Our “named executive officers” (referred to as “Executives” throughout) are the executive officers that are included in the Summary Compensation Table on page 25. They include the following current officers:

Name	Title
Michael J. Caliel	President and Chief Executive Officer
J. Michael Anderson	Chief Financial Officer and Senior Vice President
Steven F. Crooke	Senior Vice President, Chief Administrative Officer and General Counsel
Larry Purlee	President of Inliner
Ronald Thalacker	President of Water Resources

Under applicable SEC rules, our Executives for fiscal 2016 also includes Andrew Atchison (who resigned as interim Senior Vice President and Chief Financial Officer effective July 20, 2015).

Leadership Changes in Fiscal 2016

During fiscal 2016, the Company hired Mr. Anderson as Senior Vice President and Chief Financial Officer. In connection with the hiring of Mr. Anderson, Mr. Atchison resigned as the Company’s interim Chief Financial Officer.

Hiring of J. Michael Anderson as Chief Financial Officer

J. Michael Anderson, the Company’s Chief Financial Officer and Senior Vice President, joined the Company on July 20, 2015. On July 6, 2015, the Company entered into an offer letter with Mr. Anderson relating to his service as the Company’s Senior Vice President and Chief Financial Officer. In connection with the hiring of Mr. Anderson, the Committee sought the advice of F.W. Cook regarding a proposed compensation package for the Company’s Chief Financial Officer. The Committee then made its recommendations to the Board, which approved them. The offer letter provides for the benefits listed below.

•	Base Salary. For fiscal 2016, Mr. Anderson’s annual base salary was $400,000 (prorated). Beginning with fiscal 2017, Mr. Anderson’s annual salary will be determined by the Committee.

•

Annual Incentive Compensation (Short-Term). Beginning with fiscal 2017, Mr. Anderson will be eligible to participate in the Company’s STI Plan at the Corporate Executive/CFO Band level, which currently provides for a target incentive opportunity equal to 75% of base salary and a maximum incentive opportunity equal to 150% of base salary. Actual payout will depend on achievement of pre-established goals and objectives approved annually by the Committee.

For fiscal 2016, the Company paid Mr. Anderson a prorated bonus under the STI Plan of $160,274 (based on the number of days worked during fiscal 2016, a target incentive opportunity equal to 75% of base salary and assuming a 100% of target level of achievement).

•

Annual Equity Awards (Long-Term Incentives). Commencing with fiscal 2017, Mr. Anderson will participate in the Company’s LTI Plan at the Corporate Executive Band Level. The actual equity grants and actual grant date value of all such annual grants will be determined in the discretion of the Committee after taking into account the Company’s and Mr. Anderson’s performance and other relevant factors. Mr. Anderson did not participate in the LTI Plan for fiscal 2016.

•

Inducement Grant. On July 20, 2015 (his start date), Mr. Anderson received a special inducement grant (“Inducement Grant”). The Inducement Grant consisted of the following performance-vesting non-qualified stock options, performance-vesting restricted stock units, and incentive cash:

•

Inducement Stock Option Grant. A non-qualified stock option (the “Inducement Option”) to purchase 10,000 shares of Layne’s Common Stock. The Inducement Option will vest in 25% increments upon achievement of a Common Stock price of $9.37, $10.40, $13.00 and $15.00. For vesting to occur, the stock price must remain at or above the specified price for at least ten consecutive trading days during the three-year period commencing on July 20, 2015 and Mr. Anderson must remain employed through that three-year period. The per share option exercise price is equal to $8.60 (the closing price of the Company’s Common Stock on Mr. Anderson’s start date) and has a 10 year maximum term.

The vesting of the Inducement Option will accelerate and become fully vested upon a “change in control” (as defined in the Company 2006 Equity Incentive Plan). If Mr. Anderson is terminated without “cause” by the Company or he resigns for “good reason” (as defined therein), prior to the third anniversary of his start date, a pro rata portion of the Inducement Option will vest and be exercisable based on time, assuming all performance conditions have been met.

If Mr. Anderson’s employment with the Company ends prior to the third anniversary of his start date for any other reason, he will forfeit the Inducement Option. After the third anniversary of his start date, if Mr. Anderson is terminated for “cause”, any unexercised portion of the Inducement Option will be immediately forfeited.

•

Inducement Restricted Stock Units. Performance-vesting restricted stock units (“Inducement RSUs”) having a grant date fair value of $400,000. The award will vest in 25% increments upon achievement of a Common Stock price of $9.37, $10.40, $13.00 and $15.00. For vesting to occur, the stock price must remain at or above the specified price for at least ten consecutive trading days during the three-year period commencing on July 20, 2015 and Mr. Anderson must remain employed through that three-year period.

The vesting of the Inducement RSUs will accelerate and become fully vested upon a “change in control.” If Mr. Anderson is terminated without “cause” by the Company or he resigns for “good reason”, prior to the third anniversary of his start date, a pro rata portion of the Inducement RSUs will vest based on time, assuming all performance conditions have been met.

•

Inducement Cash Award. A cash award (“Inducement Cash”) of $400,000. The award will vest in 25% increments upon achievement of a Common Stock price of $9.37, $10.40, $13.00 and $15.00. For vesting to occur, the stock price must remain at or above the specified price for at least ten consecutive trading days during the three-year period commencing on July 20, 2015 and Mr. Anderson must remain employed through that three-year period. The Inducement Cash, to the extent earned, will be paid on or after July 20, 2018.

Vesting of the Inducement Cash will accelerate and become fully vested upon a “change in control”. If Mr. Anderson is terminated without “cause” or by Mr. Anderson for “good reason” prior to the third anniversary of his start date, a pro-rata portion of Inducement Cash will vest based on time assuming all performance conditions have been met.

Mr. Anderson’s Inducement Grant was made pursuant to NASDAQ Listing Rule 5635(c)(4) and therefore the awards were made outside of the share limits of the 2006 Equity Incentive Plan. However, the award agreements provide that the awards are otherwise subject to the terms of the Company’s 2006 Equity Incentive Plan.

Mr. Anderson also entered into a severance agreement with the Company providing for the payment of certain benefits under certain circumstances. See “Executive Compensation and Other Information—Potential Payments Upon Change of Control, Retirement, Death or Disability” below for descriptions of the amounts Mr. Anderson may receive upon a change in control, retirement, death or disability.

Because Mr. Anderson was hired midway through fiscal 2016 and did not participate in the STI Plan or the LTI Plan for fiscal 2016, the discussion in this Compensation Discussion and Analysis does not otherwise relate to Mr. Anderson’s compensation as CFO, and references herein to the compensation of our Executives do not include Mr. Anderson.

Resignation of Andrew Atchison as interim Chief Financial Officer

Andrew Atchison resigned from the Company effective July 20, 2015 in connection with the hiring of Mr. Anderson. Mr. Atchison was not party to an employment or severance related agreement with the Company.

Objectives of Our Compensation Program

The Company’s compensation philosophy is to structure compensation to drive financial and strategic growth and build long-term stockholder value. The foundation of the Company’s compensation programs is based on the following core principles:

•

Pay for Performance – align incentive compensation with performance measures that motivate Executives and provide a linkage between the individual and his or her specific business division as well as the overall performance of the Company;

•	Offer Competitive Compensation – set target compensation opportunity to be competitive within the markets in which we operate;

•	Align with Stockholder Interests – structure compensation with performance measures that motivate executives to maximize stockholder value; and

•

Focus on Both Short-term and Long-term Performance – provide a balanced compensation opportunity that rewards both short-term results and long-term strategic contributions that reinforce sustained business performance and discourage excessive risk-taking.

To achieve these objectives, the Committee implements and maintains compensation plans that tie a significant portion of the Executives’ overall compensation to our financial performance. The Committee generally believes that the Company’s target total compensation program should be set at, or near, the 50th percentile of the market. Based on the most recent benchmarking data provided by the Committee’s compensation consultant, the Company’s target total compensation is slightly below the 50th percentile of the benchmark data. See “Role of Peer Group” below. However, for the reasons discussed above in “Executive Summary,” the Company believes that the Executives’ realized total compensation for the past three fiscal years has likely been significantly below the 50th percentile.

Role of Compensation Consultants

To assist in carrying out its responsibilities, the Committee has from time to time retained independent consultants to provide advice on executive compensation and to perform specific tasks as requested by the Committee. Any consultant retained by the Committee reports directly to the Committee. On an annual basis, the Committee reviews and assesses the independence and performance of any consultant then engaged in order to confirm that the consultant is independent, free of any potential conflicts and meets all applicable regulatory requirements.

For fiscal 2016, the Committee engaged the independent compensation consulting firm of Frederic W. Cook & Co. (“F.W. Cook”) on a limited basis to assist with specific situations, primarily related to the hiring of Mr. Anderson as the Company’s Chief Financial Officer. The Committee did not retain F.W. Cook to perform an in-depth market analysis for fiscal 2016. Instead, the Committee relied on the most recent market analysis prepared by

F.W. Cook three years ago and the market analysis prepared by F.W. Cook for the Chief Executive Officer and Chief Financial Officer in connection with the hiring of Mr. Caliel in fiscal 2015 and Mr. Anderson in fiscal 2016. The Committee determined that it was not necessary to update the market analysis given the absence of significant increases in base salaries and lack of significant changes to the compensation program.

In addition, F.W. Cook provided advice to the Committee in connection with a review of the compensation program for the Company’s independent directors.

Role of the Peer Group

From time to time, the Committee directs its consultant to review the base salary and short- and long-term incentive levels of our Executives. In order to ensure that our compensation programs are market-based, the Committee’s consultant analyzes and matches the position and responsibilities of each Executive to proxy statement data from a peer group of companies.

Peer groups require periodic review for fit to ensure that the peer framework continues to provide an appropriate benchmark for executive pay and company performance. In selecting its peer group, F.W. Cook recommended that the Committee select companies based on similar industry classifications, organizational scope and size, financial metrics and comparable business operations. The Committee believes that the peer group consists of those companies for which executive compensation information is publicly available that are most comparable to the Company’s various businesses. However, several of the Company’s direct competitors are principally either privately held and/or incorporated in foreign jurisdictions that do not require public disclosure of executive compensation. Also, the uniqueness of the Company’s businesses results in a large number of companies in the peer group that are tangentially related to the Company or focused only on one of the Company’s lines of business. For these reasons, among others, the Committee recognizes that compensation comparisons are imperfect.

Based on the recommendation of F.W. Cook, the Company significantly revised its peer group at the beginning of fiscal 2014. The Committee determined that no changes to the peer group were necessary for fiscal 2016.

The peer group currently consists of the 15 peer companies listed below.

Aegion	Heckman	Primoris Services
AMCOL International	Major Drilling	Sterling Construction
Boart Longyear	MasTec	Team
C&J Energy Services	Matrix Service	Tetra Technologies
Granite Construction	MYR Group	Willbros Group

The Committee believes the peer group data provides additional insights regarding competitive pay data and pay mix. The Committee also uses general industry survey data for benchmarking purposes.

Role of Executive Officers

Michael J. Caliel, our Chief Executive Officer, regularly attended meetings of the Committee during fiscal 2016 but was not a member of the Committee and did not vote on Committee matters. Mr. Caliel was not present for certain portions of Committee meetings, such as when the Committee held executive sessions or discussed CEO compensation.

In early fiscal 2016, Mr. Caliel submitted compensation recommendations to the Committee for each of the Executives (other than himself) that were then serving as an Executive. As discussed below under “Compensation Components—Base Salary”, Mr. Caliel recommended that the Company not make any changes to the Executives’ base salaries for fiscal 2016, except for increases for Messrs. Purlee and Thalacker. In addition, Mr. Caliel recommended to the Committee the goals for each of the participating Executives under the STI Plan, the relative mix of the equity awards for the participating Executives under the LTI Plan and the performance criteria for the performance shares.

Shortly after the end of fiscal 2016, Mr. Caliel provided recommendations to the Committee with respect to the payment of awards to the participating Executives under the STI Plan for 2016.

Compensation Components

Our compensation program consists of the following four core components as described in more detail below: (i) base salary, (ii) a short-term incentive plan, (iii) a long-term incentive plan, and (iv) benefits and perquisites.

Base Salary

The Committee annually reviews base salaries, and recommends adjustments from time to time to realign our salaries with market levels paid by other companies for similar positions after taking into account individual performance, responsibilities, experience, autonomy, strategic perspectives and marketability, as well as the recommendation of the Chief Executive Officer.

Generally, the Committee believes that Executive base salaries should be targeted at, or near, the 50th percentile for executives at competitive general industry companies in similar positions and with similar responsibilities.

For fiscal 2016, the Committee, with input from Mr. Caliel (for Executives other than himself), recommended to the Board that no changes be made to the base salaries for Messrs. Caliel, Crooke and Atchison. In making this recommendation, the Committee noted that the salaries for Messrs. Caliel, Crooke and Atchison had been either recently established (in the case of the hiring of Messrs. Caliel and Atchison) or adjusted (in the case of the appointment of Mr. Crooke as Chief Administrative Officer). The Committee, with input from Mr. Caliel, recommended to the Board that Mr. Purlee’s salary be increased from $257,500 to $264,000 and that Mr. Thalacker’s salary be increased from $225,000 to $245,000 due to the recent strong performance of their divisions. Mr. Anderson was hired after the Board established salaries for fiscal 2016.

The table below lists the Executives’ annual base salaries for fiscal 2016.

Executive	Base Salary
Michael J. Caliel	$660,000
J. Michael Anderson[1]	$400,000
Andrew Atchison[2]	$300,000
Steven F. Crooke	$400,000
Larry Purlee	$264,000
Ronald Thalacker	$245,000

[1]	J. Michael Anderson joined the Company as Senior Vice President and Chief Financial Officer of the Company on July 20, 2015. The salary listed for Mr. Anderson is his annualized salary.
[2]

Andrew Atchison resigned from his position as interim Senior Vice President and Chief Financial Officer of the Company effective July 20, 2015. The salary listed for Mr. Atchison is his annualized salary.

Short-Term Incentive Plan

Targets for Fiscal 2016. The Committee and the Board have adopted the STI Plan for the purpose of providing incentives for Executives to promote the best interests and profitable operation of the Company. All of the Executives, except Messrs. Anderson and Atchison, participated in the STI Plan in fiscal 2016.

The STI Plan is a short-term incentive plan designed to annually reward and incent participants for their performance and contributions to the Company’s overall financial and operational performance. Participants may receive awards based on the extent to which pre-established performance goals recommended by the CEO and approved by the Committee are met during a one-year performance period. In general, performance goals relate to both corporate-level and individual performance, and in the case of division presidents, division-level performance.

Consistent with a strong pay-for-performance philosophy, the STI Plan is structured to generally provide increases in short-term incentive compensation (expressed as a percentage of base salary) if the Executives exceed established targets and decreases in short-term incentive compensation if the Executives fail to meet established targets. The target annual incentive award opportunities of each participating Executive in fiscal 2016 are listed below.

Target Annual Incentive Award Opportunity

(as a % of base salary)

Executive	If 80% of Goal Achieved	If 100% of Goal Achieved	If 150% or More of Goal Achieved
Michael J. Caliel	65%	100%	200%
Steve F. Crooke	39%	60%	120%
Larry Purlee	39%	60%	120%
Ronald Thalacker	39%	60%	120%

In setting the fiscal 2016 targets, the Committee considered information in the Company’s business plans and preliminary recommendations from Mr. Caliel. For fiscal 2016, as in fiscal 2015, the Committee decided not to set a primary goal based on a threshold return on net assets. The goals for fiscal 2016 for the participating corporate Executives were a combination of Company Adjusted EBITDA (generally defined as net income or loss from continuing operations before net interest expense, income taxes, restructuring costs and non-cash items (such as depreciation, amortization and share-based compensation) and excluding equity in earnings and losses from minority investments, but including cash dividends or distributions received from minority investments) and personal goals. For the division presidents, the fiscal 2016 goals were a combination of Division Adjusted EBITDA, Company Adjusted EBITDA and personal goals. For each of the participating Executives, the personal goals were based on recommendations by Mr. Caliel. The personal goals proposed by Mr. Caliel were related to the achievement of various goals set forth in the business plan for each participating Executive’s respective corporate function or division.

The table below lists the Adjusted EBITDA goals for fiscal 2016 (in thousands):

Entity	Threshold (80%)	Target (100%)	Maximum (150%)
Layne Christensen Company	$28,303	$35,379	$53,069
Inliner Division	$17,696	$22,120	$33,180
Water Resources Division	$20,855	$26,069	$39,104

The table below lists for fiscal 2016, the relative weighting of the performance goals for the Executives:

Weighting of Performance Goals

Executive	Company Adjusted EBITDA	Division Adjusted EBITDA	Individual
Michael J. Caliel	80%	—	20%
Steve F. Crooke	80%	—	20%
Larry Purlee	20%	60%	20%
Ronald Thalacker	20%	60%	20%

Awards for Fiscal 2016. In April 2016, the Committee discussed fiscal 2016 awards under the STI Plan. The Company did not achieve its Adjusted EBITDA threshold during fiscal 2016. With the exception of the portion of Messrs. Purlee’s and Thalacker’s financial goals tied to the performance of the Inliner and Water Resources divisions, respectively, none of the financial thresholds were achieved during fiscal 2016. The Inliner and Water Resources divisions achieved 122% and 95% of their Adjusted EBITDA targets, respectively. Each of the participating Executives achieved all of their individual performance goals and the Committee awarded the 20% of the targeted STI Plan bonus based on individual performance. As a result, the Committee recommended, and the Board approved, the payment of an STI Plan bonus to the participating Executives. Each participating Executive earned bonuses under the 2016 STI Plan equal to:

Executive	Payout
Michael J. Caliel	$132,000
Steven F. Crooke	$48,000
Larry Purlee	$168,538
Ronald Thalacker	$109,883

Discretionary Bonuses

In addition, although Company Adjusted EBITDA was below the threshold for payment of the portion of the STI Plan bonus based on Company Adjusted EBITDA, the Compensation Committee recommended, and the Board approved, a discretionary cash bonus of $198,000 for Mr. Caliel and $72,000 for Mr. Crooke. The Compensation Committee made its recommendations based on the contributions of Mr. Caliel and Mr. Crooke to the improvement of the Company’s operations and financial condition during fiscal 2016, including the disposition of non-core assets, the Company’s improved liquidity compared to fiscal 2015, cost reductions and improvements in safety, performance and culture.

Equity Compensation

The Committee believes that aligning the interests of stockholders and its Executives is achieved through ownership of stock-based awards, which expose the Executives to the risks of declining stock prices and provides an incentive for Executives to maximize stockholder value.

2006 Equity Incentive Plan. Awards under the Company’s 2006 Equity Incentive Plan are designed to encourage Executives to acquire a proprietary and vested interest in the growth and performance of the Company, as well as to assist the Company in attracting and retaining Executives by providing them with the opportunity to participate in the success and profitability of the Company. The 2006 Equity Incentive Plan permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units.

Fiscal 2016 Grants under 2006 Equity Incentive Plan. The Board and the Committee have adopted the LTI Plan for the purpose of making equity grants on an annual basis to certain key employees. Under the LTI Plan, the Board is required to establish an annual equity pool (the “LTI Pool”) within the first 90 days of each fiscal year. The equity awards issued from the LTI Pool relate to the Company’s Common Stock and will be made pursuant to the Company’s 2006 Equity Incentive Plan, or any successor or other Company stockholder-approved equity plan. The size of the LTI Pool in any year will generally be limited to 2% of the average market capitalization of the Company during the 30-day period ending on January 31st of the award year. Within the limits of the LTI Pool, the Board will make awards to participants based on recommendations made by the Compensation Committee.

A participant’s award from the LTI Pool (i.e., the participant’s “LTI Target Opportunity”) is expressed as a percentage of the participant’s current base salary, which percentage will vary depending on the participant’s position in the Company. The percentages range from 200% of base salary for the Company’s Chief Executive Officer to 60% of base salary for the Company’s corporate vice-presidents. A percentage of each participant’s LTI Target Opportunity, as determined by the Committee, will be granted in the form of time-vested restricted stock units (“RSUs”) and performance shares. The Committee has sole discretion to increase or decrease these percentages recognizing that circumstances surrounding annual LTI grants will change from year to year. For fiscal 2016, the percentages for the time-vested RSUs and performance shares were set at 20% and 80%, respectively, of each participant’s LTI Target Opportunity.

Awards were made to participating Executives that were employed by the Company on April 10, 2015.

Time-Vesting Restricted Stock Units. The Committee recommended, and the Board approved, grants of time-vesting RSUs determined by dividing the RSU amount set forth in the table below by the closing price of our Common Stock as of April 10, 2015 (the date of grant).

Name of Executive	RSU Amount	Number of RSUs
Michael J. Caliel	$264,000	50,286
Steven F. Crooke	$80,000	15,238
Larry Purlee	$30,900	5,886
Ronald Thalacker	$27,000	5,143

Each RSU grant will vest and be payable on the third anniversary of each such award’s grant date, or, if earlier, upon the participant’s retirement from the Company, which can occur only if the participant is age 60 and has been employed with the Company for at least five years. The participant is required to hold and not sell any shares issued in connection with the settlement of a vested RSU until the participant’s separation from the Company. See “Executive Compensation and Other Information—Potential Payments Upon Change of Control, Retirement, Death or Disability” below for descriptions of the amounts Executives may receive upon a change in control, retirement, death or disability.

Performance Shares. The Committee also recommended, and the Board approved, grants of performance shares of Company Common Stock determined by dividing the Performance Share amount set forth in the table below by the value of such shares determined by the Company’s performance share valuation method as of April 10, 2015 (the date of grant).

Name of Executive	Performance Share Amount	Number of Performance Shares
Michael J. Caliel	$1,056,000	375,801
Steven F. Crooke	$320,000	113,879
Larry Purlee	$123,600	43,986
Ronald Thalacker	$108,000	38,434

If the trailing average closing price of the Company’s Common Stock during any 30 consecutive trading-day period is at or above any of the following stock price goals during the period commencing on April 10, 2015 and ending on April 10, 2018, then the performance shares will vest as follows: 33% will vest if at or above $7.88 per share; 67% will vest if at or above $9.19 per share and 100% will vest if at or above $10.50 per share. See “Executive Compensation and Other Information—Potential Payments Upon Change of Control, Retirement, Death or Disability” below for descriptions of the amounts Executives may receive upon a change in control, retirement, death or disability.

Benefits

Our Executives who meet minimum service requirements are entitled to receive medical, dental, life and short-term and long-term disability insurance benefits and may participate in a capital accumulation plan, as described below. Such benefits are provided equally to all Company employees, other than where benefits are provided pro-rata based on the respective Executive’s salary (such as the level of disability insurance coverage).

Capital Accumulation Plan

The Company has adopted a capital accumulation plan (the “Capital Accumulation Plan”). Each of the Company’s executive officers, including the Executives, and substantially all other employees of the Company are eligible to participate in the Capital Accumulation Plan. The Capital Accumulation Plan is a defined contribution plan qualified under Section 401, including Section 401(k), of the Internal Revenue Code of 1986, as amended (the “Code”). The Capital Accumulation Plan provides for two methods of Company contributions, a Company matching contribution tied to and contingent upon participant deferrals and a Company profit sharing contribution which is not contingent upon participant deferrals. The amount, if any, of Company paid contributions, both matching and profit sharing, for each fiscal year under the Capital Accumulation Plan is determined by the Board of Directors in its discretion. Each eligible employee meeting certain service requirements and electing to defer a portion of his or her compensation under the Capital Accumulation Plan participates in the Company’s matching contribution program pursuant to a formula as designated by the Board of Directors. Currently, the Company makes a matching contribution that is equal to 100% of a participant’s salary deferrals that do not exceed 3% of the participant’s compensation plus 50% of a participant’s salary deferrals between 3% and 5% of the participant’s compensation. This form of matching contribution qualifies as what is known as a “safe harbor” matching contribution under the Employee Retirement Income Security Act of 1974. In addition, each eligible employee meeting certain service requirements participates in Company profit sharing contributions to the Capital Accumulation Plan in the proportion his or her eligible compensation bears to the aggregate compensation of the group participating in the Capital Accumulation Plan. At the option of the Board of Directors, all or any portion of Company contributions to this plan may be made in the Company’s Common Stock. Furthermore, each participant can voluntarily contribute, on a pre-tax basis, a portion of his or her compensation (which cannot exceed $18,000 for participants who are 49 or younger, or $24,000 for participants who are 50 or older, for the calendar year 2015) under the Capital Accumulation Plan. A participant’s account will be placed in a trust and invested at the participant’s direction in any one or more of a number of available investment options. Each participant may receive the funds in his or her Capital Accumulation Plan account upon termination of employment. For services rendered in fiscal 2016, total Company contributions under the Capital Accumulation Plan of $12,630.76; $4,692.28; $2,307.70; $9,984.62; $10,223.85 and $10,661.54 accrued for the accounts of Messrs. Caliel, Anderson, Atchison, Crooke, Purlee and Thalacker, respectively.

Deferred Compensation

The Company’s Key Management Deferred Compensation Plan was designed to provide additional retirement benefits and income tax deferral opportunities for a select group of management and highly compensated employees. The plan allows such key executives, including the Executives, to defer the receipt of up to 50% of base salary and 100% of performance-based awards. The Company may match contributions to this plan in an amount determined annually by the Committee, generally based on recommendations from Company management. Currently, the Company is not making a matching contribution under the plan. In addition, the Company may make contributions on a discretionary basis. Company contributions to the plan are subject to a five-year vesting schedule, with 50% of all such contributions becoming vested after three years of completed plan participation and 100% of all such contributions becoming vested after five years of completed plan participation or upon a participant turning 60 years of age. However, Company contributions become fully vested if a participant is involuntarily terminated by the Company within one year after a change of control of the Company. If a plan participant is not employed by the Company as of the last day of the plan year other than by reason of his or her retirement, death or disability, the Company contributions, if any, for such plan year shall be zero. In the event of an Executive’s retirement, disability or death, he or she shall be credited with the Company contribution, if any, for such plan year.

The deferred compensation plan is a nonqualified and unfunded plan, and participants have only an unsecured promise from the Company to pay the amounts when they become due from the general assets of the Company. The Committee offers this benefit to provide Executives with an opportunity to save, on a tax-deferred basis, amounts in addition to what they can save under the Company’s qualified retirement plans for retirement or future dates. The Committee believes this plan is important as a retention and recruitment tool because most of the companies with which the Company competes for executive talent provide a deferral plan for their executives.

Perquisites

The Company believes its executive compensation program described above is generally sufficient for attracting talented executives and that providing other significant perquisites is generally neither necessary nor in the stockholders’ best interests. No Executives received perquisites with a value in the aggregate in excess of $10,000 during fiscal 2016.

Clawback Policy

The Board has adopted a policy that gives the Board, or if designated by the Board, the Committee, the ability to recoup cash and equity-based incentive compensation due to misconduct resulting in the Company’s material noncompliance with any financial reporting requirement under the securities laws. For purposes of the clawback policy, incentive compensation does not include compensation, in any form, for which vesting, payment, delivery, or exercisability is not based on goal or performance achievement. The Board, or the Committee, has discretion to seek recovery of any amount that it determines was received.

Stock Ownership Guidelines

On April 10, 2015, the Board adopted stock ownership guidelines for certain executive officers that require the Company’s Chief Executive Officer to own shares of the Company’s Common Stock with a market value equal to three times his base salary and the Chief Financial Officer and General Counsel to own shares of Common Stock with a market value equal to one time their base salary. Executive officers subject to these guidelines are required to achieve the applicable ownership level within five years of the later of the effective date of the policy or the date an individual becomes subject to the stock ownership guidelines. If an individual becomes subject to a greater ownership amount for any reason (e.g., due to promotion or increase in base salary), the individual is expected to meet the higher ownership amount within the later of the original period of becoming subject to the stock ownership guidelines or five years from the effective date of the increased requirement.

Hedging Policies

We do not have a policy with respect to hedging the economic risks of stock ownership. However, our policy statement regarding Securities Trading and Handling of Nonpublic Information prohibits our executive officers and directors from engaging in certain types of hedging activity, such as short sales or buying or selling put or call options of any of our securities.

Advisory Vote on Executive Compensation

The Company conducts an advisory vote on executive compensation each year at its annual meeting. While the votes are not binding on the Company, its Board, or the Committee, the Committee believes that an annual advisory vote on executive compensation offers stockholders the opportunity to express their views regarding the Company’s compensation program and the Committee’s decisions on executive compensation. The Board and the Committee value the opinions of stockholders and each year the Committee closely examines stockholders’ concerns and evaluates whether any actions are necessary to address those concerns.

At last year’s annual meeting, over 90% of the votes cast “for” and “against” the advisory vote on executive compensation were voted “for” the Company’s named executive officer compensation as disclosed in the proxy statement. The percentage of votes cast “for” the Company’s named executive officer compensation represented a significant increase from the prior year. The Board believes the increase reflects the Committee’s continued focus on ensuring that the total short- and long-term incentive compensation for the Company’s executive officers is linked to the Company’s performance as discussed elsewhere in this Proxy Statement.

Tax and Accounting Treatment of Compensation

Deductibility of Compensation

The Committee has taken, and it intends to continue to take, reasonable steps necessary to assure the Company’s ability to deduct for federal tax purposes compensation provided to senior executives. However, such steps may not always be practical or consistent with the Committee’s compensation objectives. Given that the earnings limit for deductibility has remained fixed since 1993, and the value of some compensation elements cannot be determined until year-end, there are circumstances in which some executive compensation may not meet tax deductibility requirements. The Company can deduct all of the compensation shown in the Summary Compensation Table for fiscal 2016, excluding the value of time vesting RSUs which are subject to taxation in a later period.

Nonqualified Deferred Compensation

Certain of the Company’s nonqualified compensation and benefits arrangements, incentive programs and corporate practices (such as severance, relocation and expense reimbursements) are considered nonqualified deferred compensation and subject to IRC Section 409A and the related regulations. In general, Code Section 409A restricts the timing and manner of payment (as well as the timing of participant elections) under these types of taxable compensation programs. The Company’s arrangements, programs and practices are in compliance with these statutory and regulatory provisions.

Accounting for Stock-Based Compensation

The Company accounts for stock-based compensation in accordance with the requirements of ASC Topic 718, which requires the Company to expense the estimated value of certain stock-based compensation.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement beginning at page 12.

Based on the review and discussion with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for the Company’s 2016 Annual Meeting of Stockholders and be incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2016.

Respectfully submitted by the members of the Compensation Committee of the Board of Directors:

John T. Nesser III, Chairman

David A.B. Brown

Robert R. Gilmore

J. Samuel Butler

Nelson Obus

Alan Krusi, who was appointed to the Compensation Committee effective as of April 7, 2016, did not participate in any of the Compensation Committee meetings at which the compensation of the Executives for the fiscal year ended January 31, 2016 was discussed and did not participate in the preparation of the Report of the Compensation Committee included in this Proxy Statement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee are set forth in the preceding section. During the most recent fiscal year, no Layne Christensen executive officer served as (i) a member of the compensation committee (or equivalent), or the board of directors, of another entity, one of whose executive officers served on the Company’s Compensation Committee or (ii) a member of the compensation committee (or equivalent) of another entity, one of whose executive officers served as a director of the Company.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation

The following table sets forth for the fiscal years ended January 31, 2016, 2015 and 2014, respectively, the compensation of the Company’s named executive officers:

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary(4) ($)	Bonus(5) ($)	Stock Awards(6) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Compensation Earnings ($)	All Other Compensation(7) ($)	Total ($)
Michael J. Caliel(1)	2016	$660,000	$198,000	$1,320,002	—	$132,000	—	$17,848	$2,327,850
President, Chief Executive Officer and Director	2015	53,308	54,247	499,997	499,999	—	—	—	1,107,551
J. Michael Anderson(2) Chief Financial Officer and Senior Vice President	2016	215,385	160,274	399,997	38,200	—	—	7,095	820,951
Andrew Atchison (3)	2016	230,769	—	—	—	—	—	10,619	241,388
Interim Chief Financial Officer	2015	161,538	—	—	73,500	—	—	34,584	269,622
Steven F. Crooke	2016	400,000	72,000	399,999	—	48,000	—	13,321	933,320
Senior Vice President—Chief Administrative Officer and General Counsel	2015 2014	368,058 376,183	— —	253,584 126,788	158,775 144,900	— —	— —	13,611 83,805	794,028 731,676

Larry Purlee	2016	262,875	—	154,502	—	168,538	—	14,192	600,107
President of Inliner	2015	257,500	—	253,418	46,348	130,398	—	16,278	703,942
Ronald Thalacker	2016	241,539	—	135,000	—	109,883	—	18,216	504,638
President of Water Resources	2015	225,000	—	94,506	40,504	135,000	—	281,244	776,254

(1)	All amounts reported for Mr. Caliel for fiscal 2015 reflect the portion of the year that he was employed by the Company. Mr. Caliel’s employment commenced on January 2, 2015.
(2)	All amounts reported for Mr. Anderson for fiscal 2016 reflect the portion of each year that he was employed by the Company. Mr. Anderson’s employment commenced on July 20, 2016.
(3)

All amounts reported for Mr. Atchison for fiscal 2016 and fiscal 2015 reflect the portion of each fiscal year that he was employed by the Company. Mr. Atchison’s employment as Chief Financial Officer commenced on August 1, 2014 and terminated on July 20, 2015.

(4)

Reflects salary earned for fiscal 2016, fiscal 2015 and fiscal 2014, respectively. There were no salary deferrals in fiscal 2016. The salary amount in fiscal 2015 for Mr. Thalacker includes an amount deferred under the Company’s Deferred Compensation Plan of $7,961. The salary amounts in fiscal 2014 for Messrs. Crooke and Thalacker include amounts deferred under the Company’s Deferred Compensation Plan of $4,615 and $12,788, respectively. All amounts deferred are also reflected in the Nonqualified Deferred Compensation table appearing on page 30 in this Proxy Statement.

(5)

A portion of the incentive compensation paid to Messrs. Caliel and Crooke with respect to fiscal 2016 is reported in the “Bonus” column rather than the “Non-Equity Incentive Plan Compensation” column since the Company did not meet the financial performance goals set for those named executive officers under the Executive Incentive Compensation Plan. However, the Compensation Committee recommended, and the Board approved, discretionary bonuses for those named executive officers for fiscal 2016 to recognize their efforts to improve the Company’s liquidity, make cost reductions and improvements in safety. See “Compensation Discussion and Analysis—Short-Term Incentive Plan—Awards for Fiscal 2016”. Also includes a prorated bonus for fiscal 2016 for Mr. Anderson under the STI Plan of $160,274 (based on the number of days worked during fiscal 2016, a target incentive equal to 75% of base salary and assuming a 100% of target level of achievement for fiscal 2016). See “Compensation Discussion and Analysis—Leadership Changes in Fiscal 2016—Hiring of J. Michael Anderson as Chief Financial Officer—Annual Incentive Compensation (Short-Term)”. For fiscal 2015, includes a prorated bonus for Mr. Caliel under the STI

Plan of $54,247 (based on the number of days worked during fiscal 2015, a target incentive opportunity equal to 100% of base salary and assuming a 100% of target level of achievement for fiscal 2015). See “Compensation Discussion and Analysis—Leadership Changes in Fiscal 2015—Hiring of Michael J. Caliel as Chief Executive Officer—Annual Incentive Compensation (Short-Term)”. This bonus is reported in the “Bonus” column rather than the “Non-Equity Incentive Plan Compensation” column since this amount was guaranteed to Mr. Caliel.

(6)

Amounts reported in the Stock Awards and Option Awards columns represent the aggregate grant date fair value of such awards, computed in accordance with ASC Topic 718. Pursuant to Securities and Exchange Commission rules, the amounts shown for the fiscal 2016, fiscal 2015 and fiscal 2014 Stock Awards report the value at the grant date based upon the probable outcome of the performance conditions that affect the vesting of such awards. These amounts do not include an estimate of forfeitures related to any time-based vesting conditions, and assume that the named executive officer will perform the requisite service to vest in the award. For assumptions used in determining these values, refer to Note 11 of the Company’s financial statements in the Company’s Annual Report on Form 10-K for the year ended January 31, 2016, as filed with the Securities and Exchange Commission. For additional information regarding stock awards for the named executive officers, refer to the “Grants of Plan-Based Awards during Fiscal 2016” and “Outstanding Equity Awards at Fiscal Year-End” tables included in this Proxy Statement beginning on page 29.

(7)

Excludes perquisites and other benefits, unless the aggregate amount of such compensation exceeds $10,000. All Other Compensation for fiscal 2016 includes Layne Christensen contributions in the amounts of $12,631; $4,692; $1,385; $9,985; $10,224 and $10,662, which accrued during such fiscal year for the accounts of Messrs. Caliel, Anderson, Atchison, Crooke, Purlee and Thalacker, respectively, under the Company’s Capital Accumulation Plan; the cost of term life insurance paid by the Company for the benefit of Messrs. Caliel, Anderson, Atchison, Crooke, Purlee and Thalacker in the amounts of $3,148; $403; $575; $1,806; $3,239 and $563, respectively; Company matching contributions to the health savings accounts of Messrs. Caliel, Anderson, Crooke, Purlee and Thalacker in the amounts of $2,020; $2,000; $1,481; $730 and $1,569, respectively; $8,759 related to the costs of temporary living and commuting expenses for Mr. Atchison while serving as interim Chief Financial Officer; and a taxable mileage reimbursement in the amount of $5,423 under the Company’s Runzheimer Plan for Mr. Thalacker.

Grants of Plan-Based Awards during Fiscal 2016

The following table sets forth information with respect to each named executive officer concerning grants during the fiscal year ended January 31, 2016, of awards under both the Company’s equity and non-equity plans.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(1) ($)
Name	Grant Date		Threshold ($)	Target ($)		Maximum ($)	Threshold (#)	Target (#)		Maximum (#)
Michael J. Caliel
STI Opportunity(2)			$429,000	$660,000		$1,320,000
Time RSUs	04/10/15	(3)									50,286			$264,000
Performance shares	04/10/15	(4)					124,014	251,786		375,801				$1,056,000
J. Michael Anderson
Stock options (inducement award)	07/20/15	(5)										10,000	$8.60	$38,200
Performance RSUs (inducement award)	07/20/15	(6)					15,432	N/A	(6)	61,728				$400,000
Cash (inducement award)	07/20/15	(7)	$100,000	N/A	(7)	$400,000
Steven F. Crooke
STI Opportunity(2)			$156,000	$240,000		$480,000
Time RSUs	04/10/15	(3)									15,238			$80,000
Performance shares	04/10/15	(4)					37,580	76,299		113,879				$320,00
Larry Purlee
STI Opportunity(2)			$102,960	$158,400		$316,800
Time RSUs	04/10/15	(3)									5,886			$30,900
Performance shares	04/10/15	(4)					14,515	29,471		43,986				$123,600
Ronald Thalacker
STI Opportunity(2)			$95,550	$147,000		$294,000
Time RSUs	04/10/15	(3)									5,143			$27,000
Performance shares	04/10/15	(4)					12,683	25,751		38,434				$108,000

(1)

Amounts reported in the Grant Date Fair Value of Stock and Option Awards column represent the aggregate grant date fair value of such awards, computed in accordance with ASC Topic 718. Pursuant to Securities and Exchange Commission rules, the amounts shown for the Stock Awards report the value at the grant date based upon the probable outcome of the performance conditions that affect the vesting of such awards. The amounts shown for the Option Awards do not include an estimate of forfeitures related to time-based vesting conditions, and assume that the named executive officer will perform the requisite service to vest in the award. For assumptions used in determining these values, refer to Note 11 of the Company’s financial statements in the Company’s Annual Report on Form 10-K for the year ended January 31, 2016, as filed with the Securities and Exchange Commission. For additional information regarding stock awards for the named executive officers, refer to the “Summary Compensation” and “Outstanding Equity Awards at Fiscal Year-End” tables included in this Proxy Statement on pages 25 and 29, respectively.

(2)

The amounts reported under the Threshold, Target and Maximum columns in this table are the possible incentive compensation awards calculated in accordance with the provisions set forth in the STI Plan. The Threshold column reports the awards that would have been paid if 80% of the performance targets were met. If less than 80% of a performance target is met, no incentive award is paid with respect to that target. The Target column reports the awards that would have been paid if 100% of the performance targets were met and the Maximum column reports the amount that would have been paid if 150% of the performance targets were met and represents the maximum awards available under the plan regardless of the amount by which the performance targets are exceeded. The performance targets performance goals relate to both corporate-level and individual performance, and in the case of division presidents, division-level performance. For fiscal 2016, the bonuses actually paid to the Company’s named executive officers under the STI Plan are reported in the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table.

(3)

The grant of RSUs reported for this award will vest on the third anniversary of each such award’s grant date, or, if earlier, upon the participant’s retirement from the Company, which can occur only if the participant is age 60 and has been employed with the Company for at least five years. See the discussion in the Compensation Discussion and Analysis under the heading “Compensation Components—Equity Compensation—Time-Vesting Restricted Stock Units” on page 21 of this Proxy Statement for a complete explanation of the vesting of the RSUs reported in this table.

(4)

The grant of performance shares reported under the Threshold, Target and Maximum columns for this award will vest, if at all, in various percentages only if the trailing average closing price of the Company’s Common Stock during any 30 consecutive trading-day period is at or above the certain stock price goals during the period commencing on April 10, 2015 and ending on April 10, 2018. See the discussion in the Compensation Discussion and Analysis under the heading “Compensation Components—Equity Compensation—Performance Shares” on page 20 of this Proxy Statement for a complete explanation of the vesting of the shares of restricted stock reported in this table. The Threshold column reports the number of shares that will vest if a stock price at or above $7.88 per share is achieved during the vesting period, the Target column reports the number of shares that will vest if a stock price at or above $9.19 per share is achieved during the vesting period and the Maximum column reports the number of shares that will vest if a stock price at or above $10.50 per share is achieved during the vesting period.

(5)

The grant of options reported for this award will vest, if at all, in 25% increments upon achievement of a Common Stock price of $9.37, $10.40, $13.00 and $15.00. For vesting to occur, the stock price must remain at or above the specified price for at least ten consecutive trading days during the three-year period commencing on July 20, 2015 and Mr. Anderson must remain employed through that three-year period. See the discussion in the Compensation Discussion and Analysis under the heading “Leadership Changes in Fiscal 2016—Hiring of J. Michael Anderson as Chief Financial Officer—Inducement Grant–Inducement Stock Option Grant” on page 15 of this Proxy Statement for a complete explanation of the vesting of the shares of options granted to Mr. Anderson reported in this table.

(6)

The grant of RSUs reported for this award will vest, if at all, in various percentages only if the trailing average closing price of the Company’s Common Stock during any 10 consecutive trading-day period is at or above certain stock price goals during the period commencing on July 20, 2015 and ending on July 20, 2018. See the discussion in the Compensation Discussion and Analysis under the heading “Leadership Changes in Fiscal 2016—Hiring of J. Michael Anderson as Chief Financial Officer—Inducement Grant–Inducement Restricted Stock Units” on page 15 of this Proxy Statement for a complete explanation of the vesting of the shares of restricted stock granted to Mr. Anderson reported in this table. The Threshold column reports the number of shares that will vest if a stock price at or above $9.37 per share is achieved during the vesting period and the Maximum column reports the number of shares that will vest if a stock price at or above $15 is achieved during the vesting period. The Target column cannot report a single number because the number of shares that will vest depends on achievement of two different stock prices. If the stock price is at or above $10.40 per share during the vesting period, 30,864 shares will vest. If the stock price is at or above $13 per share during the vesting period, 46,296 shares will vest.

(7)

The amounts reported under the Threshold, Target and Maximum columns in this table are the possible payments calculated in accordance with the cash inducement award described under the heading “Leadership Changes in Fiscal 2016—Hiring of J. Michael Anderson as Chief Financial Officer—Inducement Cash Award”. The Threshold column reports the amount of the cash award that will vest if a stock price at or above $9.37 per share is achieved during the vesting period and the Maximum column reports the amount of the cash award that will vest if a stock price at or above $15 is achieved during the vesting period. The Target column cannot report a single number because the amount of the cash award that will vest depends on achievement of two different stock prices. If the stock price is at or above $10.40 per share during the vesting period, a cash award of $200,000 will vest. If the stock price is at or above $13 per share during the vesting period, a cash award of $300,000 will vest.

Outstanding Equity Awards at Fiscal Year-End

The following table lists all outstanding equity awards held by our named executive officers as of January 31, 2016.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(7)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market Value or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(7)
Michael J. Caliel			109,409	(1)		$10.06	01/02/2025	50,286	$257,464	444,200	$2,274,304
J. Michael Anderson			10,000	(2)		$8.60	07/20/2025	—	—	61,728	$316,047
Andrew Atchison			25,000	(3)		$8.22	12/12/2024	—	—	—	—
Steven F. Crooke	13,125	(3)				$42.26	06/07/2017	21,171	$108,396	137,214	$702,536
	9,826	(3)				$35.71	02/05/2018
	21,277	(3)				$15.78	02/01/2019
	11,476	(3)				$21.99	06/03/2019
	8,569	(3)				$27.79	02/19/2020
	9,333	(3)				$33.10	02/01/2021
	15,430	(3)				$24.32	02/01/2022
	9,884	(4)	5,093	(4)		$21.08	04/01/2023
	4,939	(5)	10,030	(5)		$17.19	05/01/2024
	4,950	(6)	10,050	(6)		$8.22	12/12/2024
Larry Purlee	3,932	(3)				$33.10	02/01/2021	8,417	$43,095	53,939	$319,432
	6,267	(3)				$24.32	02/01/2022
	4,216	(4)	2,172	(4)		$21.08	04/01/2023
	2,106	(5)	4,278	(5)		$17.19	05/01/2024
Ronald Thalacker	3,683	(4)	1,898	(4)		$21.08	04/01/2023	7,354	$37,652	47,130	$241,306
	1,841	(5)	3,738	(5)		$17.19	05/01/2024

(1)	The options vest three years from the January 2, 2015 grant date, which is January 2, 2018.
(2)

The options vest, if at all, in 25% increments upon achievement of a Common Stock price of $9.37, $10.40, $13.00 and $15.00. For vesting to occur, the stock price must remain at or above the specified price for at least ten consecutive trading days during the three-year period commencing on July 20, 2015.

(3)	The options are fully vested and exercisable.
(4)	The options vest in three equal annual installments on April 1 of each year. If they have not yet been exercised, the options in the grant were 2/3 vested and 1/3 unvested on January 31, 2016.
(5)	The options vest in three equal annual installments on May 1 of each year. If they have not yet been exercised, the options in the grant were 1/3 vested and 2/3 unvested on January 31, 2016.
(6)	The options vest in three equal annual installments on December 12 of each year. If they have not yet been exercised, the options in the grant were 1/3 vested and 2/3 unvested on January 31, 2016.
(7)

The market value of the shares of restricted stock, RSUs and performance shares, either earned or unearned, that have not vested was calculated by multiplying $5.12, which was the closing market price of the Company’s Common Stock on January 29, 2016, by the number of unvested shares.

Option Exercises and Stock Vested

The following table sets forth information with respect to each named executive officer concerning the exercise of options and the vesting of stock during the fiscal year ended January 31, 2016.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Michael J. Caliel	—	—	—	—
J. Michael Anderson	—	—	—	—
Andrew Atchison	—	—	—	—
Steven F. Crooke	—	—	—	—
Larry Purlee	—	—	8,450	$56,784
Ronald Thalacker	—	—	—	—

(1)

The value realized upon vesting was calculated using the closing price of the Company’s Common Stock on the day prior to the date the shares vested multiplied by the number of shares vested. The shares held by Mr. Purlee vested on May 1, 2015, and the value realized upon the vesting of such shares was calculated using the closing price of the Company’s Common Stock on the day prior to the date the shares vested ($6.72) multiplied by the number of shares vested.

Nonqualified Deferred Compensation

The following table sets forth the contributions made by our named executive officers and the earnings accrued on all such contributions under our Key Management Deferred Compensation Plan during the fiscal year ended January 31, 2016.

Name	Executive Contributions in Last Fiscal Year(1) ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings (Losses) in Last Fiscal Year(2) ($)	Aggregate Withdrawals/Distributions ($)	Aggregate Balance at Last Fiscal Year End (3)($)
Michael J. Caliel	—	—	—	—	—
J. Michael Anderson	—	—	—	—	—
Andrew Atchison	—	—	—	—	—
Steven F. Crooke	—	—	$ 9	—	$205,974
Larry Purlee	—	—	($15,852)	—	$171,754
Ronald Thalacker	—	—	($ 6,546)	—	$119,538

(1)	The salary deferrals reported in this column are included in the salary of each named executive officer for fiscal 2016 as indicated in footnote (3) to the Summary Compensation Table.
(2)	The earnings reported in this column are not included in the Summary Compensation Table as they are not above-market or preferential.
(3)

Includes amounts reported as salary in the Summary Compensation Table for fiscal 2015 of $7,961 for Mr. Thalacker; and reported as salary in the Summary Compensation Table for fiscal 2014 of $2,115 and $4,354 for Messrs. Crooke and Thalacker, respectively.

Potential Payments Upon Change of Control, Retirement, Death or Disability

The following section describes the benefits that may become payable to certain Executives in connection with a termination of their employment with the Company or a change in control of the Company under arrangements in effect on January 31, 2016. Because the resignation by Mr. Atchison as interim Chief Financial Officer upon the hiring of Mr. Anderson during fiscal 2016 did not trigger any severance payment obligations on behalf of the Company, this section does not address potential benefits payable to Mr. Atchison.

Executive Severance Agreements

The Company has entered into severance agreements with Messrs. Caliel, Anderson and Crooke. The severance agreements subject these Executives to certain restrictive covenants including covenants not to compete, confidentiality and non-solicitation of Company employees, which run during the term of the severance agreement. If an Executive fails to comply with these covenants (subject to a notice and right to cure period), the Company will not have the obligation to pay the severance benefits described in this section to the terminated Executive. The severance agreements also contain covenants not to compete and non-solicitation provisions that apply for 24 months after termination.

The severance agreements with Messrs. Caliel, Anderson and Crooke generally provide:

•

If before a change of control or after a two-year period following a change of control, the Company terminates the Executive’s employment without “cause” or if the Company constructively terminates such Executive’s employment (i.e., the Executive leaves for “good reason”), the Executive is entitled to receive severance benefits that include:

•

With respect to Messrs. Caliel and Anderson: (i) 24 months of continued base salary paid in a lump sum, (ii) continued vesting of service-based equity awards and a continued right to exercise outstanding stock options during this 24-month severance period, (iii) for any performance-based equity award that is exercisable, payable or becomes vested only if the applicable performance-based criteria is satisfied, such performance-based award will become exercisable, payable or become vested at the time of and only if the underlying performance criteria is satisfied; provided, that if the performance period ends after the severance period, only a pro rata portion of the award shall become exercisable, payable or become vested, (iv) for any performance-based stock options that become exercisable after the end of the 24-month severance period, such stock options will remain exercisable until the earlier of the original expiration date of the option or 90 days after the end of the 24-month severance period, (v) a lump-sum payment equal to 24 times the present monthly amount of Layne Christensen’s total premium cost to cover Mr. Caliel or Mr. Anderson, as applicable, under Layne Christensen’s health, vision and dental plans, as well as the cost of coverage of any of his eligible dependents enrolled as of the date of his termination; and (vi) payment of a pro-rata portion of any annual incentive bonus Mr. Caliel or Mr. Anderson was eligible to receive during the year of Mr. Caliel’s or Mr. Anderson’s termination assuming performance was achieved at 100% of target.

•

With respect to Mr. Crooke: (i) 24 months of continued base salary paid in accordance with regular payroll practices, (ii) continued vesting of service-based equity awards and a continued right to exercise outstanding stock options during this 24-month severance period, (iii) for any performance-based equity award that is exercisable, payable or becomes vested only if the applicable performance-based criteria is satisfied, such performance-based award will become exercisable, payable or become vested at the time of and only if the underlying performance criteria is satisfied, (iv) for any performance-based stock options that become exercisable after the end of the 24-month severance period, such stock options will remain exercisable until the earlier of the original expiration date of the option or 90 days after the end of the 24-month severance period, (v) with respect to Mr. Crooke, continued participation in the Company’s welfare benefit plans (or comparable arrangements) throughout the 24-month severance period; and (vi) payment of any applicable COBRA premiums.

•

Following a change of control of the Company and for a three-year period following the change of control with respect to Mr. Crooke and a two-year period following the change of control with respect to Messrs. Caliel and Anderson, the Company or its successor is obligated to both (i) continue to employ the Executive in a substantially similar position (at an equal or greater base salary as before the change of control) and (ii) provide the Executive with certain welfare benefits and bonus compensation opportunities similar to those of other similarly situated employees. Upon a change of control, all of Messrs. Caliel’s and Crooke’s outstanding equity awards become immediately vested, exercisable or payable, as the case may be. If Mr. Anderson’s employment is terminated by Layne Christensen without cause or by Mr. Anderson for good reason during the two-year period following a change of control of Layne Christensen, all of Mr. Anderson’s outstanding equity awards become immediately vested, exercisable or payable, as the case may be.

•

If Mr. Caliel’s or Mr. Anderson’s employment is terminated by Layne Christensen without cause or by Mr. Caliel or Mr. Anderson for good reason during the two-year period following a change of control of Layne Christensen, Mr. Caliel or Mr. Anderson, as applicable, is entitled to (i) payment of any accrued but unpaid base salary and payment of any benefits as required by the terms of any employee benefit plan or program of Layne Christensen, (ii) a lump-sum severance payment equal to two times his base salary, (iii) a lump-sum severance payment equal to two times the amount of his annual incentive bonus for the year in which his termination occurred assuming performance was achieved at 100% of target and (iv) a lump-sum payment equal to 24 times the present monthly amount of Layne Christensen’s total premium cost to cover Mr. Caliel or Mr. Anderson under Layne Christensen’s health, vision and dental plans, as well as the cost of coverage of any of his eligible dependents enrolled as of the date of his termination.

•

If Mr. Crooke’s employment is terminated by the Company or is constructively terminated (i.e., Mr. Crooke leaves for “good reason”) during the three-year period following a change of control of the Company, he is entitled to: (i) a special lump-sum severance payment equal to the present value of the remaining base salary he would receive if he remained an employee until the later of the end of the third anniversary of the change of control or the second anniversary of his termination date; and (ii) coverage under all employee benefit plans (other than the Company’s 401(k) retirement plan) that covered him prior to termination until the later of the end of the third anniversary of the change of control or the second anniversary of his termination date. Mr. Crooke is additionally entitled to, with respect to any payments made pursuant to the severance agreement that are subject to the Internal Revenue Code’s penalty tax provisions for excessive “golden parachute payments”, reimbursement by the Company (on an after-tax basis) for the amount of any such penalty tax.

•

If the Executive’s employment is terminated due to death, the Executive’s estate or his beneficiaries will be entitled to receive (i) immediate acceleration of the vesting of the Executive’s service-based equity awards and the right to exercise the service-based stock options until the earlier of the original expiration date of the options or 12 months after the Executive’s date of death, (ii) for any performance-based equity award that is exercisable, payable or becomes vested only if the applicable performance-based criteria is satisfied, such performance-based award will become exercisable, payable or become vested at the time of and only if the underlying performance criteria is satisfied, (iii) for any performance-based stock option that becomes exercisable due to the satisfaction of the underlying performance criteria, the continued right to exercise the option until the earlier of (a) with respect to Mr. Crooke, the option’s original expiration date or 12 months after the Executive’s date of death and (b) with respect to Messrs. Caliel and Anderson, the option’s original expiration date or the later of 12 months after the option first becomes exercisable or 12 months after the Executive’s date of death, and (iv) with respect to Mr. Caliel and Mr. Anderson, payment of a pro-rata portion of any annual incentive bonus he was eligible to receive during the year of his death, to the extent the underlying performance criteria were met.

•

If the Executive’s employment is terminated due to disability, the Executive will be entitled to (i) payment of a lump sum disability benefit equal to 12 months’ base salary, (ii) immediate acceleration of the vesting of his service-based equity awards and a continuation of his right to exercise any service-based stock options for a period of 12 months after the termination, (iii) for any performance-based equity award that is exercisable, payable or becomes vested only if the applicable performance-based criteria is satisfied, such performance-based award will become exercisable, payable or become vested at the time of and only if the underlying performance criteria is satisfied, (iv) for any performance-based stock options that have become exercisable due to the satisfaction of the underlying performance criteria, the continued right to exercise the options until the earlier of (a) with respect to Mr. Crooke, the option’s original expiration date or 12 months after the Executive’s termination due to disability and (b) with respect to Messrs. Caliel and Anderson, the option’s original expiration date or the later of 12 months after the option first becomes exercisable or 12 months after the Executive’s date of disability, and (v) with respect to Mr. Caliel and Mr. Anderson, payment of a pro-rata portion of any annual incentive bonus he was eligible to receive during the year his employment was terminated, to the extent the underlying performance criteria were met.

Equity Award Agreements

The Executives are parties to restricted stock award, RSU award, stock option award, performance share and cash incentive award agreements made pursuant to the Company’s 2006 Equity Incentive Plan. The award agreements and the 2006 Equity Incentive Plan provide in varying degrees, as described in greater detail below, for acceleration of the vesting of the awards in connection with a change of control, the Executive’s retirement and the Executive’s death or disability.

The 2006 Equity Incentive Plan provides that, unless otherwise specified in an award agreement or other agreement approved by Layne’s Compensation Committee to which a participant is a party, upon a change of control of the Company each of the Executives’ equity awards will become immediately vested. Under the terms of Mr. Anderson’s severance agreement, the 2006 Equity Incentive Plan’s automatic change of control vesting provisions are not applicable to an equity award held by Mr. Anderson unless otherwise specifically stated in the equity award agreement.

Upon the “retirement” of an Executive, which is defined under the equity award agreements as the Executive’s termination from all employment after attaining the age of 60 after having been employed by the Company or one of its affiliates for five years or more, the award agreements provide for various treatment of the awards. Under the restricted stock and performance share award agreements, the awards vest for the portion of the period during the term of the award in which the Executive was employed by the Company, subject to the satisfaction of the performance criteria specified therein. With respect to the restricted stock award agreements, the range of vesting varies from 0-150%. Under the RSU and option award agreements, the awards are accelerated in full upon the Executive’s retirement.

Upon the death or “disability” of an Executive, the award agreements provide for various treatment of the awards. Under the restricted stock, RSU and option award agreements, the vesting of the awards is accelerated. The restricted stock awards, while vested, become payable only if the performance targets specified are achieved. Under the performance share award agreements, the Executive is entitled to the fraction of the award that would have been payable at the end of the quarter immediately preceding the date on which the Executive ceased to be an employee. The amount of the award is payable at the end of the performance period subject to the achievement of the performance targets and is pro-rated based on the number of quarters during the performance period that the Executive was employed.

Mr. Caliel also received a special inducement grant (i) in the form of cash, which is performance-vesting, (ii) stock options and (iii) RSUs, some units of which are time-vesting and some of which are performance-vesting. These award grants are not governed by the terms of his severance agreement. Mr. Caliel must be employed by the Company on the third anniversary of his start-date for any of the inducement grant to vest. Each inducement award agreement provides for the acceleration of the vesting of the awards, regardless of the achievement of any performance criteria (with respect to the stock option, RSU and cash incentive awards) upon the occurrence of a change of control of the Company. Additionally, each inducement award agreement provides for proportionate vesting or exercisability (with respect to the stock option award) upon the occurrence of a “Qualifying Involuntary Termination” (as defined under Mr. Caliel’s severance agreement) based on the number of days he was employed in the vesting period. If Mr. Caliel’s employment is terminated for any other reason, including his death, “disability”, “Cause” (as defined under his severance agreement) or other voluntary resignation, the award agreements each provide that he forfeits any unvested award amounts.

Mr. Anderson also received a special inducement grant in the form of cash, stock options and RSUs, all of which are performance-vesting. These award grants are not governed by the terms of his severance agreement.

Each inducement award agreement provides for the acceleration of the vesting of the awards, regardless of the achievement of any performance criteria (with respect to the stock option, RSU and cash incentive awards) upon the occurrence of a change of control of the Company. Mr. Anderson must be employed by the Company on the third anniversary of his start-date for any of the inducement grant to vest. Additionally, each agreement provides for proportionate vesting or exercisability (with respect to the stock option award) upon the occurrence of a “Qualifying Involuntary Termination” (as defined under Mr. Anderson’s severance agreement) based on the number of days he was employed in the vesting period. If Mr. Anderson’s employment is terminated for any other reason, including his death, “disability”, “Cause” (as defined under his severance agreement) or other voluntary resignation, the award agreements each provide that he forfeits any unvested award amounts.

Termination Without Cause or Constructive Termination

The following table summarizes the severance benefits due Messrs. Caliel, Anderson and Crooke under their severance agreements and equity award agreements upon their termination by the Company without cause, or their voluntary termination due to their constructive termination (assuming such termination occurred on January 31, 2016):

Name	Base Salary	Unvested Equity Compensation(1)	Benefits(2)	Annual Incentive Bonus(3)	Total
Michael J. Caliel	$1,320,000	$2,409,928	$47,264	$660,000	$4,437,192
J. Michael Anderson	$800,000	$127,515	$46,357	$161,539	$1,135,411
Steven F. Crooke	$800,000	$702,536	$79,063	—	$1,581,599

(1)

Represents value of unvested awards at January 31, 2016 that would become vested in the 24-month period following January 31, 2016. Stock options are valued based on the positive difference, if any, between the closing stock price of the Company’s Common Stock on January 31, 2016 and the exercise price for such options. With respect to performance-vesting restricted stock granted on April 1, 2013, the Company has determined that as of January 31, 2016 there was a 100% likelihood that the Company will achieve the performance conditions associated with such shares. With respect to performance shares granted on May 1, 2014, the Company determined that as of January 31, 2016 there was a 100% likelihood that the Company will achieve the performance conditions associated with such shares. With respect to performance shares granted on April 10, 2015, the Company has determined that as of January 31, 2016 there was a 100% likelihood that the Company will achieve the performance conditions associated with such shares. Accordingly, with respect to Mr. Crooke, shares of performance-vesting restricted stock have been assigned a value that is 100% of the value of the closing stock price of the Company’s Common Stock on January 31, 2016 for each of the 2013, 2014 and 2015 grants of performance-vesting restricted stock.

(2)	Assumes the executive earns the maximum Company match with respect to his health savings account for each year during the 24-month period.
(3)	Assumes performance was achieved at 100% of the target. Mr. Anderson joined the Company on July 20, 2015. Therefore, his annual incentive bonus has been prorated.

Death

The following table summarizes the severance benefits due Messrs. Caliel, Anderson and Crooke upon their death under their severance agreements and equity award agreements and the benefits due Messrs. Atchison, Purlee and Thalacker upon their death under their restricted stock, stock option, RSU and performance share award agreements (in each case assuming their death occurred on January 31, 2016):

Name	Unvested Equity Compensation(1)	Annual Incentive Bonus(2)	Total
Michael J. Caliel	$2,181,565	$660,000	$2,841,565
J. Michael Anderson	—	$161,539	$ 161,539
Andrew Atchison	—	—	—
Steven F. Crooke	$ 810,931	—	$ 810,931
Larry Purlee	$ 302,931	—	$ 302,931
Ronald Thalacker	$ 264,689	—	$ 264,689

(1)

These calculations represent the value of unvested awards at January 31, 2016 that would become vested upon their death. Stock options are valued based on the positive difference, if any, between the closing stock price of the Company’s Common Stock on January 31, 2016 and the exercise price for such options. With respect to performance shares granted on April 1, 2013, the Company has determined that there is a 100% likelihood that the Company will achieve the performance conditions associated with such shares. With respect to performance shares granted on May 1, 2014, the Company has determined there is a 100% likelihood that the Company will achieve the performance conditions associated with such shares. With respect to performance shares granted on April 10, 2015, the Company has determined that there is a 100% likelihood that the Company will achieve the performance conditions associated with such shares. Accordingly, shares of performance-vesting restricted stock or performance shares, respectively, have been assigned a value that is 100% of the value of the closing stock price of the Company’s Common Stock on January 31, 2016 for each of the 2013, 2014 and 2015 grants of performance-vesting restricted stock and performance shares.

(2)	Assumes performance was achieved at 100% of the target. Mr. Anderson joined the Company on July 20, 2015. Therefore, his annual incentive bonus has been prorated.

Disability

The following table summarizes the severance benefits due Messrs. Caliel, Anderson and Crooke upon their disability under their severance agreements and equity award agreements and the benefits due Messrs. Atchison, Purlee and Thalacker upon their disability under their restricted stock, stock option, RSU and performance share award agreements (in each case assuming that their disability occurred on January 31, 2016):

Name	Base Salary	Unvested Equity Compensation(1)	Annual Incentive Bonus(2)	Total
Michael J. Caliel	$660,000	$2,181,565	$660,000	$3,501,565
J. Michael Anderson	$400,000	—	$161,539	$561,539
Andrew Atchison	—	—	—	—
Steven F. Crooke	$400,000	$810,931	—	$1,210,931
Larry Purlee	—	$302,931	—	$302,931
Ronald Thalacker	—	$264,689	—	$264,689

(1)

These calculations represent the value of unvested awards at January 31, 2016 that would become vested upon disability. Stock options are valued based on the positive difference, if any, between the closing stock price of the Company’s Common Stock on January 31, 2016 and the exercise price for such options. With respect to performance shares granted on April 1, 2013, the Company has determined that there is an 100% likelihood that the Company will achieve the performance conditions associated with such shares. With respect to performance shares granted on May 1, 2014, the Company has determined there is a 100% likelihood that the Company will achieve the performance conditions associated with such shares. With respect to performance shares granted on April 10, 2015, the Company has determined that there is a 100% likelihood that the Company will achieve the performance conditions associated with such shares. Accordingly, shares of performance-vesting restricted stock or performance shares, respectively, have been assigned a value that is 100% of the value of the closing stock price of the Company’s Common Stock on January 31, 2016 for the each of the 2013, 2014 and 2015 grants of performance-vesting restricted stock and performance shares.

(2)	Assumes performance was achieved at 100% of the target. Mr. Anderson joined the Company on July 20, 2015. Therefore, his annual incentive bonus has been prorated.

Retirement

The following table summarizes the severance benefits due Mr. Purlee upon his retirement under his restricted stock, stock option, RSU and performance share award agreements (assuming his retirement occurred on January 31, 2016). Messers. Caliel, Anderson, Crooke, Atchison and Thalacker are not retirement-eligible under the terms of the 2006 Equity Incentive Plan.

Name	Unvested Equity Compensation(1)
Larry Purlee	$78,184

(1)

These calculations represent the value of unvested awards at January 31, 2016 that would become vested upon retirement. Stock options are valued based on the positive difference, if any, between the closing stock price of the Company’s Common Stock on January 31, 2016 and the exercise price for such options. With respect to performance shares granted on April 1, 2013, the Company determined as of January 31, 2016, that there was a 100% likelihood that the Company would achieve the performance conditions associated with such shares. With respect to performance shares granted on May 1, 2014, the Company determined there was a 100% likelihood that the Company would achieve the performance conditions associated with such shares. With respect to performance shares granted on April 10, 2015, the Company has determined that there is a 100% likelihood that the Company will achieve the performance conditions associated with such shares. Accordingly, shares of performance-vesting restricted stock and performance shares, respectively, have been assigned a value that is 100% of the value of the closing stock price of the Company’s Common Stock on January 31, 2016 for each of the 2013, 2014 and 2015 grants of performance-vesting restricted stock and performance shares.

Change of Control

The following table summarizes the severance benefits due Messrs. Caliel, Anderson and Crooke under their severance agreements and equity award agreements and the benefits due Messrs. Atchison, Purlee and Thalacker under their restricted stock, stock option, RSU and performance share award agreements upon a change of control (assuming the change of control occurred on January 31, 2016 and, for Messrs. Caliel, Anderson and Crooke, the termination by the Company without cause, or their voluntary termination due to their constructive termination, on such date):

Name	Base Salary and Bonus(1)	Unvested Equity Compensation(2)	Benefits(3)	Total
Michael J. Caliel	$2,640,000	$3,531,768	$47,264	$6,219,032
J. Michael Anderson	$1,123,078	$716,047	$46,357	$1,885,482
Andrew Atchison	—	—	—	—
Steven F. Crooke	$1,073,201	$810,931	$70,936	$2,723,804	(4)
Larry Purlee	—	$319,263	—	$319,263
Ronald Thalacker	—	$278,958	—	$278,958

(1)

For Mr. Crooke, this amount represents the present value of three times his base salary as of January 31, 2016, paid out in bi-weekly installments over a three-year period using a discount rate of 7.5%. For Mr. Caliel and Mr. Anderson, this amount represents two times base salary as of January 31, 2016 and two times annual incentive bonus amount (assuming performance goal achievement at the target level) that would have been paid under the Company’s annual incentive bonus plan in a lump sum. Assumes performance was achieved at 100% of the target. Mr. Anderson joined the Company on July 20, 2015. Therefore, his annual incentive bonus is prorated.

(2)

Represents value of unvested awards at January 31, 2016 that would become vested upon a change of control, regardless of whether the Executive’s employment is terminated, including all awards subject to performance conditions. Stock options are valued based on the positive difference, if any, between the closing price of the Company’s Common Stock on January 31, 2016 and the exercise price for such options.

(3)

Assumes the Executive earns the maximum Company match with respect to his health savings account for each year during the three-year period with respect to Mr. Crooke and two-year period with respect to Messrs. Caliel and Anderson.

(4)	Assumes Mr. Crooke would receive a Section 280G gross-up payment in the amount of $768,736.

Generally, all severance payments under the agreements will begin following the Executive’s termination of employment. However, as is provided for in the Severance Agreements, certain delays in payment timing may occur in order to comply with Section 409A of the Internal Revenue Code.

OWNERSHIP OF LAYNE CHRISTENSEN COMMON STOCK

The following table sets forth certain information as of February 15, 2016, except as otherwise provided, regarding the beneficial ownership of Layne Christensen Common Stock by each person known to the Board of Directors to own beneficially 5% or more of the Company’s Common Stock, by each director or nominee for director of the Company, by each named executive officer, and by all directors and executive officers of the Company as a group. All information with respect to beneficial ownership has been furnished by the respective directors, officers or 5% or more stockholders, as the case may be.

Name	Amount and Nature of Beneficial Ownership(1)		Percentage of Shares Outstanding(1)
Van Den Berg Management I, Inc.(2)	2,492,298		12.6%
Rutabaga Capital Management(3)	2,164,081		10.9%
Highbridge International LLC(4)	3,265,166		9.9%
Corre Partners Management, LLC(5)	2,006,817		9.9%
Wynnefield Partners Small Cap Value LP(6)	1,781,642		9.0%
Royce & Associates, LLC(7)	1,429,304		7.2%
GAMCO Investors, Inc.(8)	1,210,100		6.1%
Dimensional Fund Advisors LP (9)	1,129,189		5.7%
Kopernik Global Investors, LLC(10)	1,070,381		5.4%
Babson Capital Management LLC(11)	1,076,923		5.4%
Michael J. Caliel	48,969	(12)	*
J. Michael Anderson	6,000	(12)	*
Andrew Atchison	32,299	(12)	*
Steven F. Crooke	117,760	(12)	*
Larry Purlee	25,839	(12)	*
Ronald Thalacker	8,215	(12)	*
Nelson Obus	1,823,228	(13)	9.2%
David A.B. Brown	162,747	(14)	*
J. Samuel Butler	47,761	(14)	*
Robert R. Gilmore	27,324	(14)	*
John T. Nesser III	22,532	(14)	*
Alan P. Krusi	3,000	(14)	*
All directors and executive officers as a group (14 persons)	2,312,303	(15)	11.4%

*	Less than 1%
(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities and includes shares of Common Stock issuable pursuant to the exercise of stock options exercisable, or the conversion of convertible notes, within 60 days of February 15, 2016. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage ownership calculations are based on 19,799,336 shares of Common Stock outstanding, plus for each beneficial owner either options exercisable, performance shares or performance-based RSUs that may vest, or convertible notes that are convertible, within 60 days of February 15, 2016 by that beneficial owner.

(2)

The ownership reported is based on Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on February 16, 2016 by Van Den Berg Management I, Inc., with a principal business address of 805 Las Cimas Parkway, Suite 430, Austin, TX 78746. Van Den Berg Management I, Inc., an investment adviser, furnishes investment advice to various investment advisory clients. In all cases, persons other than Van Den Berg Management I, Inc. have the right to receive, or the power to direct the receipt of, dividends from, or proceeds from the sale of the shares. The securities reported in the Schedule 13G are owned by Van Den Berg Management I, Inc. and investment advisory clients. To the knowledge of Van Den Berg Management I, Inc., the interest of any one such investment advisory client does not exceed 5% of the class of securities.

(3)

The ownership reported is based on Amendment No. 3 to Schedule 13G filed with the Securities and Exchange Commission on February 11, 2016, by Rutabaga Capital Management, with a principal business address of 64 Broad Street, 3rd Floor, Boston, MA 02109. Amendment No. 3 to Schedule 13G reports that Rutabaga Capital Management has sole voting power with respect to 1,889,457 shares of Common Stock, shared voting power with respect to 274,624 shares of Common Stock and sole dispositive power with respect to all of the shares of Common Stock that it beneficially owns.

(4)

The ownership reported is based on Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on February 16, 2016, jointly by Highridge Capital Management, LLC and Highbridge International LLC, each with a principal business address of 40 West 57th Street, 33rd Floor, New York, New York 10019. The Schedule 13G reports that Highbridge International LLC may be deemed to beneficially own and has shared voting and dispositive power with respect to 2,358,974 shares of Common Stock issuable upon conversion of convertible notes and that Highbridge Capital Management, LLC, as the trading manager of Highbridge International LLC and Highbridge Tactical Credit and Convertibles Master Fund, L.P. and STAR L.P. (a statistical arbitrage strategy)(collectively, the “Funds”) may be deemed to beneficially own and has shared voting and dispositive power with respect to 3,265,166 shares of Common Stock upon conversion of the convertible notes held by the Funds. However, based upon the terms of the convertible notes, the holders thereof may not convert such securities if on any date, such holder would be deemed the beneficial owner of more than 9.9% of the then outstanding shares of the Common Stock. Based on the number of shares of Common Stock outstanding as of February 15, 2016, the Funds would not be able to convert all of the convertible notes beneficially owned by the Funds. Consequently, the “Percentage of Shares Outstanding” listed in the table gives effect to the 9.9% ownership cap.

(5)

The ownership reported is based on a Schedule 13G filed with the Securities and Exchange Commission on February 16, 2016, jointly by Corre Opportunities Qualified Master Fund, LP, Corre Opportunities II Master Fund LP, Corre Opportunities Fund, LP, Corre Partners Advisors, LLC, Corre Partners Management, LLC, John Barrett and Eric Soderlund (collectively, the “Reporting Persons”), each with a principal business address of 1370 Avenue of the Americas, 29th Floor, New York, New York 10019. The Schedule 13G reports that the Reporting Persons may be deemed to beneficially own and has shared voting and dispositive power with respect to 2,006,817 shares of Common Stock issuable upon conversion of convertible notes held by the Reporting Persons. However, based upon the terms of the convertible notes, the holders thereof may not convert such securities if on any date, such holder would be deemed the beneficial owner of more than 9.9% of the then outstanding shares of the Common Stock. Based on the number of shares of Common Stock outstanding as of February 15, 2016, the Funds would not be able to convert all of the convertible notes beneficially owned by the Funds. Consequently, the “Percentage of Shares Outstanding” listed in the table gives effect to the 9.9% ownership cap.

(6)

The ownership reported is based on Amendment No. 2 to Schedule 13D of Wynnefield Partners Small Cap Value, L.P. (“Partners”), Wynnefield Partners Small Cap Value, L.P. I (“Partners I”), Wynnefield Partners Small Cap Value Offshore Fund, Ltd. (“Offshore Fund”), Wynnefield Capital Management, LLC (“WCM”), Wynnefield Capital, Inc. (“WCI”), Wynnefield Capital, Inc. Profit Sharing Plan (“Profit Sharing Plan”), Nelson Obus (“Obus”) and Joshua Landes (“Landes”) filed with the Securities and Exchange Commission on January 19, 2016. Partners, Partners I, the Offshore Fund, WCM, WCI, the Profit Sharing Plan, Obus and Landes are collectively referred to herein as the “Wynnefield Partners Small Cap Value Funds.” The Schedule 13D reports that as of January 19, 2016, Partners beneficially owned 534,657 shares of the Company’s common stock, Partners I beneficially owned 857,884 shares of the Company’s common stock, the Offshore Fund beneficially owned 308,401 shares of the Company’s common stock, WCM holds an indirect beneficial interest in the 1,392,541 shares held by Partners and Partners I, and the Profit Sharing Plan beneficially owned 80,700 shares of the Company’s common stock, for a total of 1,781,642 shares. WCI holds an indirect beneficial interest in the 308,401 shares held by the Offshore Fund and Obus and Landes, as a result of their various positions with the Wynnefield Partners Small Cap Value Funds, hold an indirect beneficial interest in the 1,781,642 held by the various entities within the Wynnefield Partners Small Cap Value Funds. The business address for the Wynnefield Partners Small Cap Value Funds is 450 Seventh Avenue, Suite 509, New York, New York 10123.

(7)

The ownership reported is based on Amendment No. 3 to Schedule 13G filed with the Securities and Exchange Commission on January 19, 2016, by Royce & Associates, LLC, with a principal business address of 745 Fifth Avenue, New York, NY 10151. Amendment No. 3 to Schedule 13G reports that Royce & Associates, LLC has sole voting and dispositive power with respect to all of the shares it beneficially owns.

(8)

The ownership reported is based on Form 13F filed with the Securities and Exchange Commission on January 27, 2106 by GAMCO Investors, Inc. (“GBL”), with a principal business address of One Corporate Center, Rye, New York 10580-1435.

(9)

The ownership reported is based on Amendment No. 5 to Schedule 13G filed with the Securities and Exchange Commission on February 9, 2016 by Dimensional Fund Advisors LP, with a principal business address of Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas, 78746. Amendment No. 5 to Schedule 13G reports that Dimensional Fund Advisors LP has sole voting power with respect to 1,079,933 shares of Common Stock and sole dispositive power with respect to all of the shares of Common Stock that it beneficially owns. Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. However, all securities reported in the Schedule 13G/A are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. To the knowledge of Dimensional, the interest of any one such Fund does not exceed 5% of the class of securities.

(10)

The ownership reported is based on Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on February 3, 2016, by Kopernik Global Investors, LLC, with a principal business address of Two Harbour Place, 302 Knights Run Avenue, Suite 1225, Tampa, FL 33602. The Schedule 13G reports that Kopernik Global Investors, LLC has sole voting power with respect to 766,392 shares of Common Stock and sole dispositive power with respect to all of the shares of Common Stock that it beneficially owns.

(11)

The ownership reported is based on a Schedule 13G filed with the Securities and Exchange Commission on February 16, 2016, jointly by Babson Capital Management, LLC (“Babson”), with a principal business address of 1500 Main Street, Springfield, MA 01115, and Massachusetts Mutual Life Insurance Company (“MassMutual”), with a principal business address of 1295 State Street, Springfield, MA 01111. The Schedule 13G reports that both Babson, in its capacity as investment adviser, and MassMutual may be deemed to beneficially own the 1,076,923 shares of Common Stock issuable upon conversion of convertible notes of the Company held by MassMutual.

(12)

Includes options for the purchase of 36,469; 25,000; 113,902; 18,693 and 7,422 shares of the Company’s Common Stock exercisable within 60 days of February 15, 2016, granted to Messrs. Caliel, Atchison, Crooke, Purlee and Thalacker, respectively. Also includes 2,419 and 793 shares held indirectly by Messrs. Atchison and Thalacker, respectively, through their 401(k) accounts.

(13)

Mr. Obus is president of Wynnefield Capital, Inc. and a managing member of Wynnefield Capital Management, LLC. Both companies have indirect beneficial ownership in securities held in the name of Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P. I, Wynnefield Small Cap Value Offshore Fund, Ltd., Channel Partnership II, L.P. and the Wynnefield Capital, Inc. Profit Sharing & Money Purchase Plan, which, combined, own 1,781,642 of the indicated shares. Also includes options for the purchase of 26,948 shares of the Company’s Common Stock exercisable within 60 days of February 15, 2016. Also includes 14,638 shares of common stock of the Company held directly by Mr. Obus.

(14)

Includes options for the purchase of 127,534; 37,086; 7,736; 6,444 and 3,000 shares of the Company’s Common Stock exercisable within 60 days of February 15, 2016, granted to Messrs. Brown, Butler, Gilmore, Nesser and Krusi, respectively.

(15)

Includes options for the purchase of 401,254 shares of the Company’s Common Stock exercisable within 60 days of February 15, 2016, granted to all directors and executive officers of the Company as a group. Also includes 1,184 shares held indirectly through 401(k) accounts. Options and shares of restricted stock held by Mr. Atchison, who was not an executive officer as of February 15, 2016, are not included in the total granted to all directors and executive officers of the Company as a group.

ITEM 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation programs are designed to attract and retain top-quality executives, tie annual and long-term equity incentives to achievement of measurable corporate, business unit and individual performance objectives, and align the executives’ incentives with stockholder value creation. The overall compensation program is designed to reward a combination of strong individual performance, strong performance by the Company in meeting its long-term strategic goals and stock price appreciation.

Our compensation package for executive officers consists of a balance of base salary, annual bonuses under our Executive Incentive Compensation Plan, performance-based equity grants and certain employee benefits. To serve the best interests of stockholders, the Compensation Committee follows an executive compensation philosophy that emphasizes performance-based compensation, including stock options and performance-vesting restricted shares. The Compensation Committee periodically reviews our executive compensation practices to ensure they achieve our desired goals.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to approve, on an advisory basis, the following resolution:

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2016 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. However, our Board of Directors and Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future executive compensation decisions.

The Board of Directors unanimously recommends that you vote “FOR” the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure.

ITEM 3

APPROVAL OF AMENDMENTS TO 2006 EQUITY INCENTIVE PLAN

We believe that equity compensation aligns the interests of management and employees with the interests of other stockholders. On April 26, 2016, our Board of Directors adopted an amendment that amended and restated our 2006 Equity Incentive Plan (the “Plan”), subject to approval of our stockholders. We are asking for stockholder approval of this amendment. The amendment increases the number of shares authorized for issuance under the Plan by 1,500,000 shares, enabling continued use of the Plan for share-based awards under the 2006 Equity Incentive Plan.

Overview of Amendment to Plan

Increase in Available Number of Shares for Issuance under Plan

We believe increasing the number of shares available for issuance under the Plan is necessary to ensure that a sufficient reserve of shares is available for future grants of awards under the Plan. We also believe that the Plan is a critical component of our executive compensation program and that our Company’s long-term success is dependent upon our ability to attract, retain and motivate employees of high caliber and potential. By increasing the number of shares authorized under the Plan, we believe we will have the flexibility to continue to provide equity incentives in the amounts determined to be appropriate by our Board of Directors.

In its determination to recommend that the Board approve the amendments to the Plan, the Compensation Committee reviewed an analysis prepared by F.W. Cook, its independent compensation consultant, which included an analysis of certain burn rate and overhang metrics, as well as a summary of recent studies conducted by F.W. Cook relating to median share requests for small cap companies and share usage practices designed to conserve shares. In considering whether to propose an increase in the number of shares available under the Plan and how many shares to recommend, the Compensation Committee considered in making its recommendation to the Board of Directors many factors, including the following:

•

Compensation Philosophy—As described above in “Compensation Discussion and Analysis,” the Compensation Committee (the “Committee”) views long-term equity awards as a key component of the Company’s executive compensation program, and believes that use of equity awards helps align the interests of management with those of our stockholders, and motivate our executives to make sound business decisions focused on long-term stockholder value creation. In addition, as described above under “Compensation of Directors,” our non-employee directors currently receive a portion of their compensation in the form of equity awards that are granted under the Plan. The Company has reviewed its anticipated award needs and determined that, based on historical usage rates of shares under its equity plans and the current LTI Plan, the Company does not have sufficient shares available under the Plan to meet the anticipated current fiscal year equity awards. Accordingly, the Company has granted only a portion of the annual awards provided for under the Plan for fiscal 2017. Due to the Plan’s low share limit, the Company is unable to make additional off-cycle new hire awards or other grants (other than inducement grants) as may be needed throughout the remainder of the fiscal year. The inability to utilize the Company’s equity plan for the purpose of awarding shares significantly hinders the Company’s ability to manage its human capital needs as, without any shares remaining available for use under the equity plan, the Company is without an essential compensation tool designed to align employee and executive compensation with stockholder interests.

•

Historical Burn Rate—The Company is committed to managing its use of equity incentives prudently to balance the benefits equity compensation provide to our compensation program with the potential dilution it causes our other stockholders. The Company manages long-term dilution by limiting the number of equity awards granted annually, commonly referred to as “burn rate,” “usage rate” or “run rate.” Burn rate differs from dilution as it does not account for equity awards that have been cancelled and other shares returned to the reserve. In fiscal 2016, 2015 and 2014, the Company granted equity awards representing a total of approximately 414,912, 1,175,744 and 281,935 shares (on an options equivalent basis), respectively. This level of equity awards represents a three-year average burn rate of 3.18% of the Company’s weighted average common shares outstanding.

•

Overhang Percentage—The Compensation Committee considered the percentage that the number of shares currently underlying outstanding awards under the Plan represents as a percentage of our Common Stock. The Compensation Committee reviewed projected overhang percentages as of April 1, 2016 assuming an increase of shares authorized under the Plan of 1,500,000 shares. Based on this assumed level of share increase, the fully diluted overhang was 18.43%. If the proposed 1,500,000 share increase is approved, the 1,507,499 shares remaining available under the Plan for future grants (which is calculated by increasing the shares available as of April 1, 2016 by the new shares authorized) would represent 6.21% of the fully diluted Common Stock outstanding as of April 1, 2016. The dilution represented by the 2,965,438 shares potentially issuable under outstanding equity awards as of April 1, 2016 would be 12.22% of the fully diluted Common Stock outstanding as of April 1. 2016. For purposes of this paragraph, the fully diluted Common Stock outstanding as of April 1, 2016 has been computed by assuming exercise of outstanding stock options and vesting of all restricted stock units and performance shares and excluding any shares of common stock issuable upon conversion of the Company’s convertible notes.

•

Expected Duration—The Board expects that the shares available under the Plan (as proposed to be amended) should be sufficient to cover the Company’s projected equity awards for the current fiscal year and one, and possibly two, additional fiscal years. Expectations regarding future share usage under the Plan are based on the Company’s current LTI Plan which generally targets an annual award pool for all Company employees of up to 2% of the Company’s market capitalization at the time of grant and a number of other assumptions such as future growth in the population of eligible participants, the rate of future compensation increases, the rate at which shares are returned to the Plan reserve upon awards’ expiration, forfeiture or cash settlement, and the future performance of our stock price. While the Board believes that the assumptions it used are reasonable, future share usage will differ from current expectations to the extent that actual events differ from the assumptions utilized. The Committee retains discretion, consistent with the Company’s overall compensation program as described in this Proxy Statement, to make awards, from time to time, to executives, employees, consultants, and directors and to change the terms of the LTI Plan. The Committee may also determine it appropriate to grant awards under the Plan outside of the LTI Plan. The exact amount and timing for future grants is not currently known.

In light of the factors described above, and the ability to continue to grant equity compensation being vital to our efforts to continue to attract and retain employees in the competitive labor markets in which we compete, the Company believes that the size of the share reserve under the Plan, as proposed to be amended, represents a reasonable amount of potential equity dilution and allows the Company to continue to award equity incentives, which are a critical component of our overall compensation program as described above.

The principal features of the Plan as it exists today and with the proposed share increase (subject to stockholder approval) are summarized below. This summary does not contain all information about the Plan. A copy of the complete text of the Plan, as it is proposed to be amended and restated, is included in Appendix A to this Proxy Statement, and the following description is qualified in its entirety by reference to the full text of the appended Plan. Stockholders are encouraged to read the Plan in its entirety.

SUMMARY OF THE PLAN

General

The objectives of the Plan are to encourage the Company’s employees and the employees of its affiliates to acquire a proprietary and vested interest in the Company’s growth and performance and to assist the Company in attracting and retaining employees and non-employee directors, by providing them with the opportunity to participate in the Company’s success and profitability.

The Plan provides for grants of incentive stock options (“ISOs”), which are entitled to special tax treatment under Section 422 of the Internal Revenue Code (the “Code”), and non-qualified stock options (“NQSOs”), which are not entitled to such special tax treatment. The Plan also provides for grants of bonus shares, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance shares and performance units.

The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

Administration

Either our Board of Directors or one or more committees of our Board may administer the Plan. Our Board may delegate its discretionary authority over the Plan to a committee of the Board (the “Committee”), which consists of at least two directors, each of whom is a “non-employee director” (within the meaning of Rule 16b-3(b)(3) under the Securities Act of 1934) and an “outside director” (within the meaning of Code Section 162(m)). Members of the Committee may be removed at the discretion of the Board.

The Committee is authorized to interpret the Plan and to adopt rules from time to time to carry out the Plan. The Committee also has the authority to (i) select the participants to whom awards will be granted, (ii) determine the types of awards to be granted and the number of shares covered by each award, (iii) set the terms and conditions of the awards, and (iv) determine the circumstances under which awards may be canceled, forfeited or suspended. The Committee may also modify and amend the Plan and appoint agents for the proper administration of the Plan and, with the consent of an award holder, amend an outstanding award agreement under the Plan. The Committee may also amend an outstanding award agreement under the Plan without the consent of an award holder if (i) the Committee determines that such amendment does not materially adversely affect the rights of the award holder, (ii) is necessary or advisable to carry out the purposes of the award as a result of a new or modified law or (iii) to the extent the award agreement specifically permits the amendment without the award holder’s consent.

Shares Reserved for Awards

If the amendment and restatement of the Plan is approved, the Plan will authorize up to 5,034,500 shares of our Common Stock to be used for awards, of which, as of April 1, 2016, 3,527,001 shares have already been issued or are currently subject to outstanding awards. Accordingly, the number of additional shares that could be issued under the Plan as of April 1, 2016, represents approximately 6.21% of the Company’s Common Stock outstanding as of such date on a fully diluted basis. The shares issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares, and to the extent any award under the Plan is exercised, terminates, expires or is forfeited without payment being made in the form of Common Stock, the shares subject to such award that were not issued will again be available for distribution under the Plan. In addition, if a stock appreciation right (“SAR”) is settled in shares, only the number of shares of Common Stock delivered in settlement of a SAR will count against the Plan’s share issuance limit, regardless of the number of shares of Common Stock with respect to which the SAR was exercised. If any shares subject to a Plan award are withheld or applied as payment in connection with the exercise of an award (including the withholding of shares on the exercise of a SAR that is settled in shares) or, except for shares of restricted stock, the withholding or payment of taxes related thereto, those shares will continue be available for grant under the Plan and will not count against the authorized limit. Unless otherwise determined by the Committee, stock options may be exercised by payment in cash or tendering shares of Common Stock to us in full or partial payment of the exercise, or by net exercise.

If shares that are issued pursuant to an award that was substituted in replacement of stock or stock-based awards held by current and former employees or non-employee directors of another business that is, or whose stock is, acquired by us or an affiliate in connection with a corporate transaction, those shares would also not count against the authorized limit of shares available for issuance under the Plan.

The number of shares authorized for awards is subject to adjustment due to changes resulting from payment of stock dividends or other distributions, stock splits, spin-offs, extraordinary cash dividends, subdivisions, consolidations, combinations, reclassifications, recapitalizations and other corporate transactions as the Committee determines to require an equitable adjustment.

Eligibility and Limits on Awards

Any non-employee director, key employee of the Company or an affiliate of the Company is eligible to receive awards under the Plan. As of April 1, 2016, there were 8 executive officers, 6 non-employee directors and approximately 30 employees other than executive officers who are eligible to receive awards. Because the grant of awards under the Plan is within the discretion of the Committee, the number and value of awards that will be granted under the Plan in the future cannot be determined at this time.

With respect to awards, the Plan places limits on the maximum amount of shares that may be granted in any one year. No Plan participant may receive awards under the Plan that cover in the aggregate more than 600,000 shares in any one year. For purposes of Code Section 162(m), this limit applies to any stock options or SARs that would be granted to a single participant in a single calendar year. This limit is also subject to adjustment for changes in our corporate or capital structure as described above.

ISOs will not be granted to non-employee directors. In addition, the aggregate fair market value (as of the grant date) of Common Stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (under this Plan or under any other plan of the Company or its affiliates which qualifies as an incentive stock option plan under Code Section 422) may not exceed $100,000. To the extent such fair market value exceeds $100,000 during any calendar year, amounts in excess of $100,000 are treated as NQSOs.

General Terms of Awards

Each award granted to a participant under the Plan is evidenced by an award agreement entered by the participant and the Company. The award agreement specifies the terms and conditions of the award, including the number of shares subject to the award, the form of consideration payable upon exercise of the award, if applicable, the effect on the award of a participant’s termination of employment, and all other matters.

As appropriate, the Committee will also establish the vesting conditions of awards. Vesting conditions may be based on a participant’s service (time-based vesting) or based on the participant’s or the Company’s performance (performance-based vesting). Unless otherwise specified in an award agreement, if there is a change in control (as defined in the Plan), each award will, without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable, fully vested or fully payable, as the case may be, as of the date of such change in control.

Awards granted under the Plan are not generally assignable or transferable by the participant except in the event of the participant’s death or incapacity. Under certain conditions, the Committee may permit awards to be transferred, exercised by and paid to certain persons or entities related to a participant, including members of the participant’s immediate family, charitable institutions, or trusts whose beneficiaries are members of the participant’s immediate family or charitable institutions. Notwithstanding the foregoing, ISOs are only transferable to the extent permitted in Code Section 422.

Stock Options

The Company may grant participants one or more stock options, which will be designated as either ISOs or NQSOs. Each option award allows the holder to purchase a specific number of our shares at an established and fixed exercise price. The option exercise price is determined in each case by the Committee, but in no event will the exercise price of an option be less than the fair market value of the Company’s stock on the option’s grant date. Each option award agreement will also state the period of time within which the option may be exercised and the periods of time, if any, when incremental portions of each option will become exercisable. In no event may the term of an option exceed ten years. Unless approved by our stockholders, the Plan prohibits amending a stock option, cancelling a stock option in exchange for another stock award (including an option) or cash, or taking any other action with respect to a stock option if such amendment, cancellation and regrant or exchange would be considered a “repricing” of the option.

Stock Appreciation Rights

SARs may be granted to a participant at any time and in any number as determined by the Committee in its sole discretion. SARs may be granted either singly (freestanding SARs) or in combination with an option (tandem SARs). SARs entitle the holder upon exercise to receive an amount equal in value to the excess of the fair market value of the shares covered by such right over the SAR exercise price. In no event may the SAR exercise price be less than the fair market value of the Company’s stock on the SAR’s grant date. Payment upon a SAR exercise may be in whole shares of equivalent value, cash or a combination of shares and cash.

Each SAR granted under the Plan will be evidenced by a SAR award agreement entered into between the Company and the participant. The SAR award agreement will specify the exercise price per share, the terms of the SAR, the conditions of the exercise and such other terms and conditions as determined by the Committee. In no event may the term of a SAR exceed ten years. Unless approved by our stockholders, the Plan prohibits amending a SAR, cancelling a SAR in exchange for another stock award (including a SAR) or cash, or taking any other action with respect to a SAR if such amendment, cancellation and regrant or exchange would be considered a “repricing” of the SAR.

Restricted Stock and Restricted Stock Units

Awards of restricted stock and restricted stock units may be granted to participants under the Plan. The participant’s right to retain shares of restricted stock or be paid with respect to restricted stock units is subject to such restrictions, including but not limited to, the participant continuing to perform services for the Company or an affiliate of the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives established by the Committee. Restricted stock units may be granted in connection with or separate from a grant of restricted stock. Upon the vesting of restricted stock units, the holder will be entitled to receive the full value of the restricted stock units payable in either shares or cash.

With respect to shares of restricted stock, participants will have all voting, dividend, liquidation and other rights. Any dividends paid on shares of restricted stock or dividend equivalents paid on restricted stock units prior to such shares or RSUs becoming vested will be held in escrow and only paid if the underlying restricted stock or RSUs become vested.

Performance Shares, Bonus Shares, Performance Units and Performance Awards

Performance shares, performance units and performance awards may be granted pursuant to terms such that such award will only become vested, exercisable or payable (as the case may be) if one or more applicable business criteria are satisfied. Bonus shares may be granted in recognition of a participant’s past performance or service (whether such performance is determined by reference to another employee benefit or bonus plan of ours or otherwise) or as an incentive to become an employee of Layne or one of our subsidiaries. Bonus shares are issued without any cost to a participant and without restriction. If our Committee intends to qualify an award under the Plan as “performance-based” compensation under Code Section 162(m), the performance goals selected by the Committee may be based on the attainment of specified levels of one, or any combination, of the following performance criteria (“Business Criteria”) for our company as a whole or any affiliate or business unit (including relative to the performance of other corporations), as reported or calculated by us:

•

Earnings measures (either in the aggregate or on a per-Share basis), including or excluding one or more of interest, taxes, depreciation, amortization or similar financial accounting measurements and/or adjusted to exclude any one or more of the following:

•	stock-based compensation expense;

•	income from discontinued operations;

•	gain on cancellation of debt;

•	debt extinguishment and related costs;

•	restructuring, separation and/or integration charges and costs;

•	reorganization and/or recapitalization charges and costs;

•	impairment charges;

•	gain or loss related to investments or the sale of assets;

•	sales and use tax settlement; and

•	gain on non-monetary transaction.

•	Operating profit, operating income or operating margin (either in the aggregate or on a per-Share basis);

•	Net earnings on either a LIFO or FIFO basis (either in the aggregate or on a per-Share basis);

•	Net income or loss (either in the aggregate or on a per-Share basis);

•	Cash flow provided by operations (either in the aggregate or on a per-Share basis);

•

Cash flow returns, including cash flow returns on invested capital (cash flow from operating activities minus capital expenditures, the difference of which is divided by the difference between total assets and non-interest bearing current liabilities);

•	Ratio of debt to debt plus equity;

•	Net borrowing;

•	Credit quality or debt ratings;

•	Inventory levels, inventory turn or shrinkage;

•	Sales;

•	Revenues;

•	Free cash flow (either in the aggregate or on a per-Share basis);

•	Reductions in expense levels, determined either on a Company-wide basis or with respect to any one or more business units;

•	Operating and maintenance cost management and employee productivity;

•	Gross margin;

•	Return measures (including return on assets, investment, equity, or sales);

•	Productivity increases;

•

Share price (including attainment of a specified per-Share price during the Incentive Period; growth measures and total stockholder return or attainment by the Shares of a specified price for a specified period of time);

•	Growth or rate of growth of any of the above Business Criteria;

•

Specified revenue, market share, market penetration, business development, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, customer satisfaction, and goals relating to acquisitions or divestitures; and

•	Accomplishment of mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions.

The applicable Business Criteria may be applied on a pre- or post-tax basis, and the Committee may, when the applicable performance goals are established, provide that the formula for such goals may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts, and any unusual, nonrecurring gain or loss. The Committee may also take into account any other unusual or non-recurring items, including (i) asset write-downs; (ii) litigation or claim judgments or settlements; and (iii) the charges or costs associated with restructurings of the Company, and, further, may take into account any unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Committee may determine reasonable and appropriate under the circumstances (including any factors that could result in the Company’s paying non-deductible compensation to an employee or non-employee director). As established by the Committee, the Business Criteria may include GAAP and non-GAAP financial measures. The Business Criteria may also include any performance goals which are set forth in any other Company bonus, incentive or other compensation-related plan, if any, which has been approved by our stockholders.

Actual target levels for awards will be determined by the Committee. Measurements of the Company’s or a participant’s performance against the performance goals established by the Committee must be objectively determinable.

To the extent the award is intended as Code Section 162(m) “performance-based” compensation, the Committee may adjust the amount payable pursuant to an award under the Plan downward but not upward and the Committee may not waive the achievement of performance goals related to an award except in the case of a participant’s death or disability. Code Section 162(m) requires that the Committee certify that performance goals were achieved before the payment of the “performance-based” compensation.

Achievement of the maximum performance target(s) entitles the holder to payment at the full maximum amount specified with respect to the award; however, the Committee may establish an upper limit on the amount payable. Following the conclusion of each performance period, the Committee will determine to what extent the performance targets have been attained, what payment, if any, is due with respect to an award and whether such payment will be made in cash, stock or a combination of cash and stock. As discussed above, subject to certain adjustments for changes in our corporate or capital structure described above, no participant may be granted awards for more than 600,000 shares in any calendar year period.

Because of the uncertainties associated with the application and interpretation of Section 162(m) and the regulations issued thereunder, there can be no assurance that compensation intended to satisfy the requirements for deductibility under Section 162(m) will in fact be deductible. Moreover, our Board or Compensation Committee may elect to grant performance-based awards that are not intended to satisfy all of the conditions necessary for awards granted under the Plan to qualify as performance-based compensation under Section 162(m), even if all or less than all of the compensation resulting from the exercise, vesting or settlement of such awards is non-deductible. The Company has in the past granted a number of awards that are not eligible for deductibility under Section 162(m) because such awards contained a service-based component rather than a performance-based component.

Effect of Change in Control on Awards Granted under Plan

Unless otherwise provided in an award agreement or other agreement approved by the Committee to which a Plan participant is a party, if we experience a change in control as defined by the Plan, all options, SARs, shares of restricted stock, restricted stock units and any other award under the Plan will, without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable, fully vested or fully payable, as the case may be, as of the date of the change of control. In addition, if we experience a change in control or upon certain other corporate transactions such as a corporate merger, consolidation, major acquisition of property (or stock), separation, reorganization or liquidation, the Committee, or the board of directors of any corporation assuming the obligations of the Company, may take certain other actions relating to outstanding awards such as amending the terms and conditions for the exercise, or modification, of any outstanding awards or exchange any outstanding awards for other awards of the same economic value.

Amendment and Termination of the Plan

Our Board of Directors or the Committee is permitted to amend the Plan or any outstanding award thereunder, except that only our Board is permitted to amend the Plan if stockholder approval of the amendment is required by applicable law, regulation or stock exchange rule. Amendment of an outstanding award generally may not materially adversely affect a participant’s rights under the award without the participant’s consent, subject to certain limited exceptions set forth in the Plan.

Federal Income Tax Consequences

Based on current provisions of the Code and the existing regulations thereunder, the anticipated U.S. federal income tax consequences of awards granted under the Plan are as described below. The following discussion is not intended to be a complete discussion of applicable law and is based on the U.S. federal income tax laws as in effect on the date hereof. State tax consequences may in some cases differ from those described below.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the Common Stock on the date of grant and no additional deferral feature. When a nonqualified stock option is exercised, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after his or her employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the option exercise price. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or, if less, the excess of the amount realized on the disposition of the shares over the option exercise price). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of Common Stock already held by the participant to pay the exercise price.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of an SAR with a grant price at least equal to the fair market value of the Common Stock on the date of grant and no additional deferral feature. Upon the exercise of an SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, Performance Shares and Performance Units. A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units, performance shares or performance units. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Bonus Shares. A participant will recognize taxable income equal to the fair market value of the shares issued as bonus shares at the time such shares are issued.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code, such as Code Section 162(m).

Code Section 409A. We intend that awards granted under the Plan shall comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of Common Stock or otherwise settle an award under the Plan until all tax withholding obligations are satisfied.

Other Information

If approved by the stockholders, the Plan will be effective June 3, 2016, and will remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan, until all shares subject to it have been purchased or acquired according to the Plan’s provisions. No awards will be issued under the Plan after June 6, 2024, unless the Plan is re-approved by the stockholders. Any awards granted before the Plan is terminated may extend beyond the expiration date.

The following persons and groups have received grants of stock options to purchase the following number of shares under the 2006 Equity Incentive Plan since its inception through April 1, 2016:

1.	the Named Executive Officers:

•	Michael J. Caliel—options to purchase 109,409 shares

•	J. Michael Anderson—options to purchase 10,000 shares

•	Steven F. Crooke—options to purchase 264,607 shares

•	Larry Purlee—options to purchase 50,471 shares

•	Ronald Thalacker—options to purchase 11,160 shares

Andrew Atchison—options to purchase 25,000 shares*

2.	all current executive officers as a group (8 persons)—options to purchase 487,653 shares;

3.	all current Directors who are not executive officers as a group (6 persons)—366,181;

4.	the nominees for Director:

•	David A.B. Brown—options to purchase 181,345 shares

•	Nelson Obus—options to purchase 48,885 shares

•	J. Samuel Butler—options to purchase 73,960 shares

•	Robert R. Gilmore—options to purchase 22,673 shares

•	Alan Krusi—options to purchase 32,874 shares

•	John T. Nesser III—options to purchase 6,444 shares

5.	any associates of the Directors, NEOs or Nominees—options to purchase 0 shares; and

6.	all employees, including all current officers who are not executive officers, as a group—options to purchase 1,911,227 shares.

The amounts shown include shares subject to options that may have been forfeited in whole or in part.

The following table provides information as of January 31, 2016 about Layne stock that may be issued under the 2006 Equity Incentive Plan upon the exercise of options, warrants and rights or pursuant to stand-alone inducement grants made to certain individuals.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)(1)	(c)

Equity compensation plans approved by security holders	1,973,264	(2)	$18.89	750,137	(3)
Equity compensation plans not approved by stockholders	249,536	(4)	$9.94	n/a

(1)	The weighted average exercise price does not take into account the shares issuable upon the vesting of outstanding awards of restricted stock units or performance shares, which have no exercise price.
(2)

This number includes the following: 720,306 shares subject to outstanding stock options, 224,539 shares subject to outstanding time-vesting restricted stock unit awards and 1,028,419 shares subject to outstanding performance-

*	Includes only options issued to Mr. Atchison while he was employed as the Interim Chief Financial Officer of the Company.

vesting restricted stock unit awards. The share numbers represented by time-vesting restricted stock units and performance-vesting restricted stock units awards the maximum amount of shares that may be awarded if the Company meets its best-case performance targets. All awards were granted under the 2006 Equity Incentive Plan.

(3)	All shares listed as issuable pursuant to future awards under the 2006 Equity Incentive Plan.
(4)

Includes inducement grants made to Messrs. Caliel and Anderson in connection with their respective hirings. Mr. Caliel received an inducement grant consisting of (i) 109,409 stock options with an exercise price of $10.06 per share that will vest on January 2, 2018, subject to satisfaction of certain conditions, and (ii) 68,399 performance-vesting restricted stock units that will vest in 25% increments on or before January 2, 2018 if certain performance targets and other conditions are met. Mr. Anderson received an inducement grant consisting of (i) 10,000 stock options with an exercise price of $8.60 per share that will vest in 25% increments on or before July 20, 2018 if certain performance targets are met and (ii) 61,728 restricted stock units that will vest in 25% increments on or before July 20, 2018 if certain performance targets and other conditions are met.

Required Votes and Board Recommendations

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented at the meeting and entitled to vote thereon is required for the approval of the proposed amendment of the 2006 Equity Incentive Plan.

The Board of Directors unanimously recommends that you vote “FOR” approval of the proposal to amend the 2006 Equity Incentive Plan.

ITEM 4

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has selected the independent registered public accounting firm of Deloitte & Touche LLP to audit the books, records and accounts of the Company for the fiscal year ending January 31, 2017. Stockholders will have an opportunity to vote at the Annual Meeting on whether to ratify the Audit Committee’s decision in this regard.

Deloitte & Touche LLP has served as the Company’s independent registered public accounting firm since fiscal 1990. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. Such representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

During fiscal 2015 and 2016, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates (collectively, “Deloitte & Touche”) provided various audit and non-audit services to the Company as follows:

(a)

Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and assessment of internal controls over financial reporting, and review of financial statements included in the Company’s Form 10-Q reports, as well as statutory audits for international entities and procedures for registration statements.

Fiscal 2016	Fiscal 2015
$3,833,346	$5,430,442

(b)	Audit-Related Fees: Audit-related fees include benefit plan audits and consultation on potential acquisitions and various other matters.

Fiscal 2016	Fiscal 2015
$12,000	$48,200

(c)	Tax Fees: Tax fees include income tax consultation and assistance in filing income tax returns.

Fiscal 2016	Fiscal 2015
$304,300	$587,600

(d)

All Other Fees: All other fees relate to licensing of access to an on-line accounting research facility and miscellaneous fees for services. The Company did not incur any fees relating to the design and implementation of financial information systems in either fiscal 2015 or fiscal 2016.

Fiscal 2016	Fiscal 2015
$5,300	$5,290

The Audit Committee of the Board of Directors has considered whether provision of the services described in sections (b), (c) and (d) above is compatible with maintaining the registered public accounting firm’s independence and has determined that such services have not adversely affected Deloitte & Touche’s independence.

The Audit Committee’s Policy for the Approval of Audit, Audit-Related, Tax and Other Services provided by the Independent Auditor provides for the pre-approval of the scope and estimated fees associated with the current year audit. The policy also requires pre-approval of audit-related, tax and other services specifically described by management on an annual basis and, furthermore, additional services anticipated to exceed the specified pre-approval limits for such services must be separately approved by the Audit Committee. Finally, the policy outlines nine specific restricted services outlined in the SEC’s rule on auditor independence that are not to be performed by the independent auditor. None of the services performed by Deloitte & Touche, as described above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

All of the services described in sections (b), (c) and (d) above were pre-approved by the Audit Committee.

Submission of the selection of the independent registered public accounting firm to the stockholders for ratification will not limit the authority of the Audit Committee to appoint another independent registered public accounting firm to serve as independent auditors if the present auditors resign or their engagement otherwise is terminated. If the stockholders do not ratify the selection of Deloitte & Touche at the Annual Meeting, the Company intends to call a special meeting of stockholders to be held as soon as practicable after the Annual Meeting to ratify the selection of another independent registered public accounting firm as independent auditors for the Company.

The Board of Directors unanimously recommends that you vote “FOR” approval of the selection of Deloitte & Touche LLP.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers, and certain persons who own more than 10% of the Company’s outstanding Common Stock, to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership in Layne Christensen Common Stock and other equity securities. SEC regulations require directors, executive officers and certain greater than 10% stockholders to furnish Layne Christensen with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to Layne Christensen and written representations that no other reports were required, during the fiscal year ended January 31, 2016, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% stockholders were met.

OTHER BUSINESS OF THE MEETING

The Board of Directors is not aware of, and does not intend to present, any matter for action at the Annual Meeting other than those referred to in this Proxy Statement. If, however, any other matter properly comes before the Annual Meeting or any adjournment, it is intended that the holders of the proxies solicited by the Board of Directors will vote on such matters in their discretion in accordance with their best judgment.

ANNUAL REPORT

A copy of the Company’s Annual Report to Stockholders, containing financial statements for the fiscal year ended January 31, 2016, is being mailed with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting. Such Annual Report is not to be regarded as proxy solicitation material.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 31, 2016 (THE “FORM 10-K”), EXCLUDING EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER OF RECORD AS OF APRIL 11, 2016, UPON WRITTEN REQUEST ADDRESSED TO THE ATTENTION OF THE SECRETARY OF LAYNE CHRISTENSEN COMPANY AT 1800 HUGHES LANDING BOULEVARD, STE. 800, THE WOODLANDS, TX 77380. The Company’s Form 10-K is also available on its website at www.layne.com. Layne Christensen will provide a copy of any exhibit to the Form 10-K to any such person upon written request and the payment of the Company’s reasonable expenses in furnishing such exhibits.

ADVANCE NOTICE PROCEDURES/

STOCKHOLDER NOMINATION SUBMISSION PROCESS

Under the Company’s bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to the Company’s Secretary (containing certain information specified in the bylaws about the stockholder and the proposed action) not less than 120 or more than 150 days prior to the first anniversary of the preceding year’s annual meeting—that is, with respect to the 2016 annual meeting, between January 4 and February 3, 2017. In addition, any stockholder who wishes to submit to the Board a potential candidate for nomination to the Board must deliver written notice of the nomination within this time period. Such stockholder’s notice shall set forth as to each person whom the stockholder proposes to nominate for election or reelection as a director:

(a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

(b) a representation that such stockholder is a holder of record of stock of the Company entitled to vote in the election of directors at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(c) the name and address of such stockholder, as it appears on the Company’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

(d) the class and number of shares of the Company which are owned beneficially and of record by the nominating stockholder and each nominee proposed by such stockholder;

(e) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

(f) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a Proxy Statement filed pursuant to Regulation 14A (17 C.F.R. Section 240.14a-1 et seq.) as then in effect under the Securities Exchange Act of 1934, as amended (“Exchange Act”), had the nominee been nominated, or intended to be nominated, by the Board of Directors; and

(g) the consent of each nominee to serve as a director of the Company if so elected.

The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as director of the Company.

These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s Proxy Statement.

STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

It is presently anticipated that the 2017 Annual Meeting of Stockholders will be held on June 2, 2017. Stockholder proposals intended for inclusion in the Proxy Statement for the 2017 Annual Meeting of Stockholders must be received at the Company’s offices, located at 1800 Hughes Landing Boulevard, Ste. 800, The Woodlands, Texas 77380, no later than January 4, 2017. Such proposals must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission. Stockholder proposals should be addressed to the attention of the Secretary or Assistant Secretary of Layne Christensen.

HOUSEHOLDING

If you and other residents at your mailing address own shares in street name, your broker, bank or other nominee may have sent you a notice that your household will receive only one annual report and Proxy Statement for each company in which you hold shares through that broker, bank or nominee. This practice is called “householding.” If you did not respond that you did not want to participate in householding, you are deemed to have consented to that process. If these procedures apply to you, your broker, bank or other nominee will have sent one copy of our Annual Report to Stockholders and Proxy Statement to your address. You may revoke your consent to householding at any time by contacting your broker, bank or other nominee. If you did not receive an individual copy of our Annual Report to Stockholders and Proxy Statement, we will send copies to you if you contact us at 1800 Hughes Landing Boulevard, Ste. 800, The Woodlands, Texas 77380, (281) 475-2600, Attention: Corporate Secretary. If you and other residents at your address have been receiving multiple copies of our Annual Report to Stockholders and Proxy Statement and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

By Order of the Board of Directors.

Steven F. Crooke
Senior Vice President—Chief Administrative Officer, General Counsel and Secretary

May 4, 2016

The Woodlands, Texas

APPENDIX A

LAYNE CHRISTENSEN COMPANY

2006 EQUITY INCENTIVE PLAN

(As Amended and Restated)

i

LAYNE CHRISTENSEN COMPANY

2006 EQUITY INCENTIVE PLAN

SECTION 16 NONEXCLUSIVITY OF THE PLAN	A-25

SECTION 17 REQUIREMENTS OF LAW	A-25

17.1 Requirements of Law	A-25
17.2 Code Section 409A	A-26
17.3 Rule 16b-3	A-26
17.4 Governing Law	A-26

APPENDIX A

LAYNE CHRISTENSEN COMPANY

2006 EQUITY INCENTIVE PLAN

(As Amended and Restated)

SECTION 1

INTRODUCTION

1.1

Establishment and Amendment History. Layne Christensen Company, a corporation organized and existing under the laws of the state of Delaware (the “Company”), established effective June 8, 2006, the Layne Christensen Company 2006 Equity Incentive Plan (the “Plan”) for certain employees and non-employee directors of the Company. The Plan was last amended and restated effective June 6, 2014. Provided the Company receives stockholder approval of this amendment and restatement, the Plan has been amended and restated as set forth herein effective as of June     , 2016.

1.2

Purpose. The purpose of this Plan is to encourage employees of the Company and its affiliates and subsidiaries to acquire a proprietary and vested interest in the growth and performance of the Company. The Plan also is designed to assist the Company in attracting and retaining employees and non-employee directors by providing them with the opportunity to participate in the success and profitability of the Company.

1.3

Duration. The Plan commenced on the Original Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 14 hereof, until all Shares subject to it shall have been issued, purchased or acquired according to the Plan’s provisions. Unless the Plan shall be reapproved by the stockholders of the Company and the Board renews the continuation of the Plan, no Awards shall be issued pursuant to the Plan after June 6, 2024.

SECTION 2

DEFINITIONS

2.1	Definitions. The following terms shall have the meanings set forth below.

“1933 Act” means the Securities Act of 1933.

“1934 Act” means the Securities Exchange Act of 1934.

“Affiliate” of the Company means any Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with the Company.

“Award” means a grant made under this Plan in any form which may include but is not limited to Stock Options, Restricted Stock, Restricted Stock Units, Bonus Shares, Performance Shares, Stock Appreciation Rights and Performance Units.

“Award Agreement” means a written or electronic agreement or instrument between the Company and a Holder which evidences an Award and sets forth such applicable terms, conditions and limitations (including treatment as a Performance Award) as the Committee establishes for the Award.

“Beneficiary” means the person, persons, trust or trusts which have been designated by a Holder in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Holder, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the Person or Persons entitled by will or the laws of descent and distribution to receive such benefits.

“Board” means the Board of Directors of the Company.

“Bonus Shares” means Shares that are awarded to a Participant without cost and without restriction in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an employee of the Company or an Affiliate.

“Cause” means, unless otherwise defined in an Award Agreement or otherwise defined in a Participant’s employment agreement (in which case such definition will apply), any of the following:

(i)	Participant’s conviction of, plea of guilty to, or plea of nolo contendere to a felony or other crime that involves fraud or dishonesty;

(ii)

any willful action or omission by a Participant which would constitute grounds for immediate dismissal under the employment policies of the Company by which Participant is employed, including intoxication with alcohol or illegal drugs while on the premises of the Company, or violation of sexual harassment laws or the internal sexual harassment policy of the Company by which Participant is employed;

(iii)	Participant’s habitual neglect of duties, including repeated absences from work without reasonable excuse; or

(iv)	Participant’s willful and intentional material misconduct in the performance of his or her duties that results in financial detriment to the Company;

provided, however, that for purposes of clauses (ii), (iii) and (iv), Cause shall not include any one or more of the following: bad judgment, negligence or any act or omission believed by the Participant in good faith to have been in or not opposed to the interest of the Company (without intent of the Participant to gain, directly or indirectly, a profit to which the Participant was not legally entitled). A Participant who agrees to resign from the Participant’s affiliation with the Company in lieu of being terminated for Cause may be deemed, in the sole discretion of the Committee, to have been terminated for Cause for purposes of this Plan.

“Change in Control” means, except as otherwise defined in an Award Agreement to comply with Section 409A of the Code, the first to occur of the following events:

(i)

Any Person is or becomes the Beneficial Owner (within the meaning set forth in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company (not including for this purpose any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (iii) of this definition; or

(ii)

The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Original Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors on the Original Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)

There is consummated a merger or consolidation of the Company with any other corporation, OTHER THAN (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including for this purpose any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(iv)

The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Company’s common stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the Company’s assets immediately following such transaction or series of transactions.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

“Committee” means (i) the Board, or (ii) one or more committees of the Board to whom the Board has delegated all or part of its authority under this Plan.

“Company” means Layne Christensen Company, a Delaware corporation, and any successor thereto.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

“Covered Employee” means an Employee that meets the definition of “covered employee” under Section 162(m)(3) of the Code, or any successor provision thereto.

“Date of Grant” or “Grant Date” means, with respect to any Award, the date as of which such Award is granted under the Plan, which date shall be the later of (i) the date on which the Committee resolved to grant the Award or (ii) the first day of the Service Provider’s service to the Company or an Affiliate.

“Disabled” or “Disability” means an individual (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than 3 months under a Company-sponsored accident and health plan. Notwithstanding the above, with respect to an Incentive Stock Option and the period of time following a separation from service a Holder has to exercise such Incentive Stock Option, “disabled” shall have the same meaning as defined in Code section 22(e)(3).

“Eligible Employees” means key employees (including officers and directors who are also employees) of the Company or an Affiliate upon whose judgment, initiative and efforts the Company is, or will be, important to the successful conduct of its business.

“Executive Officer” means (i) the president of the Company, any vice president of the Company in charge of a principal business unit, division or function (such as sales, administration, or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for the Company, (ii) Executive Officers (as defined in part (i) of this definition) of subsidiaries of the Company who perform policy making functions for the Company, and (iii) any Person designated or identified by the Board as being an Executive Officer for purposes of the 1933 Act or the 1934 Act, including any Person designated or identified by the Board as being a Section 16 Person.

“Fair Market Value” means, as of any date, the value of the Stock determined in good faith by the Committee in its sole discretion. Such determination shall be conclusive and binding on all persons. For this purpose the Committee may adopt such formulas as in its opinion shall reflect the true fair market value of such Stock from time to time and may rely on such independent advice with respect to such fair market value determination as the Committee shall deem appropriate. To the extent that the Stock is readily tradable on an established securities market, the fair market value of the stock may be determined based upon the last sale before or the first sale after the grant, the closing price on the trading day before or the trading day of the grant, the arithmetic mean of the high and low prices on the trading day before or the trading day of the grant, or any other reasonable method using actual transactions in such stock as reported by such market. To the extent that the Stock is not readily tradable on an established market, the fair market value of the stock as of a valuation date means a value determined by the reasonable application of a reasonable valuation method. The determination whether a valuation method is reasonable, or whether an application of a valuation method is reasonable, is made based on the facts and circumstances as of the valuation date.

“Freestanding SAR” means any SAR that is granted independently of any Option.

“Holder” means a Participant, Beneficiary or Permitted Transferee who is in possession of an Award Agreement representing an Award that (i) in the case of a Participant has been granted to such individual, (ii) in the case of a Beneficiary, has been transferred to such person under the laws of descent and distribution or (iii) in the case of a Permitted Transferee, has been transferred to such person as permitted by the Committee, and, with respect to all of the above clauses (i), (ii) and (iii), such Award Agreement has not expired, been canceled or terminated.

“Incentive Stock Option” means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code or any successor provisions thereto.

“Nonqualified Stock Option” means any Option to purchase Shares that is not an Incentive Stock Option.

“Option” means a right to purchase Stock at a stated price for a specified period of time. Such definition includes both Nonqualified Stock Options and Incentive Stock Options.

“Option Agreement” or “Option Award Agreement” means a written or electronic agreement or instrument between the Company and a Holder evidencing an Option.

“Option Exercise Price” means the price at which Shares subject to an Option may be purchased, determined in accordance with Section 6.2(b).

“Option Holder” shall have the meaning as set forth in Section 6.2. For the avoidance of any doubt, in situations where the Option has been transferred to a Permitted Transferee or passed to a Beneficiary in accordance with the laws of descent and distribution, the Option Holder will not be the same person as the Holder of the Option.

“Original Effective Date” means April 24, 2006, such date being the date this Plan was originally approved by the Company’s stockholders.

“Participant” means a Service Provider of the Company designated by the Committee from time to time during the term of the Plan to receive one or more Awards under the Plan.

“Performance Award” means any Award that will be issued or granted, or become vested, exercisable or payable, as the case may be, upon the achievement of certain performance goals (as described in Section 9) to a Participant pursuant to Section 9.

“Performance Period” means the period of time as specified by the Committee during which any performance goals on Performance Awards are to be measured.

“Performance Shares” means an Award made pursuant to Section 9 which entitles a Holder to receive stock, their cash equivalent, or a combination thereof based on the achievement of performance goals during a Performance Period.

“Performance Units” means an Award made pursuant to Section 9 which entitles a Holder to receive cash, Shares or a combination thereof based on the achievement of performance targets during a Performance Period.

“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the 1934 Act and used in Sections 13(d) and 14(d) thereof, including “group” as defined in Section 13(d) thereof.

“Plan” means the Layne Christensen Company 2006 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

“Plan Year” means each 12-month period beginning January 1 and ending the following December 31, except that for the first year of the Plan it shall begin on the Original Effective Date and extend to December 31 of that year.

“Restricted Stock” means Stock granted under Section 8 that is subject those restrictions set forth therein and the Award Agreement.

“Restricted Stock Unit” means an Award granted under Section 8 evidencing the Holder’s right to receive a Share (or, at the Committee’s discretion, a cash payment equal to the Fair Market Value of a Share) at some future date and that is subject those restrictions set forth therein and the Award Agreement.

“Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing, or superseding such regulation.

“SAR” or “Stock Appreciation Right” means an Award, granted either alone or in connection with an Option, that is designated as a SAR pursuant to Section 7.

“SAR Holder” shall have the meaning as set forth in Section 7.2.

“Section 16 Person” means a Person who is subject to obligations under Section 16 of the 1934 Act with respect to transactions involving equity securities of the Company.

“Service Provider” means an Eligible Employee or a non-employee director of the Company. Solely for purposes of Substitute Awards, the term Service Provider includes any current or former employee or non-employee director of an Acquired Entity (as defined in the definition of Substitute Awards) who holds Acquired Entity Awards (as defined in the definition of Substitute Awards) immediately prior to the Acquisition Date (as defined in the definition of Substitute Awards).

“Share” means a share of Stock.

“Stock” means authorized and issued or unissued common stock of the Company, at such par value as may be established from time to time.

“Subsidiary” means (i) in the case of an Incentive Stock Option a “subsidiary corporation,” whether now or hereafter existing, as defined in section 424(f) of the Code, and (ii) in the case of any other type of Award, in addition to a subsidiary corporation as defined in clause (i), a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests.

“Substitute Award” means an Award granted under the Plan in substitution for stock or stock based awards (“Acquired Entity Awards”) held by current and former employees or former non-employee directors of another corporation or entity who become Service Providers as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company, a Subsidiary or an Affiliate, or the acquisition by the Company, a Subsidiary or an Affiliate, of property or stock of, or other ownership interest in, the Acquired Entity immediately prior to such merger, consolidation or acquisition (“Acquisition Date”) as agreed to by the parties to such corporate transaction and as may be set forth in the definitive purchase agreement. The limitations of Sections 4.1 and 5.5 on the number of Shares reserved or available for grants, and the limitations under Sections 6.2 and 7.1 with respect to the Option Exercise Prices and SAR exercise prices, shall not apply to Substitute Awards. Any issuance of a Substitute Award which relates to an Option or a SAR shall be completed in conformity with the rules under Code section 409A relating to the substitutions and assumptions of stock rights by reason of a corporate transaction.

“Tandem SAR” means a SAR which is granted in connection with, or related to, an Option, and which requires forfeiture of the right to purchase an equal number of Shares under the related Option upon the exercise of such SAR; or alternatively, which requires the cancellation of an equal amount of SARs upon the purchase of the Shares subject to the Option.

“Vested Option” means any Option, or portion thereof, which is exercisable by the Holder. Vested Options remain exercisable only for that period of time as provided for under this Plan and any applicable Option Award Agreement. Once a Vested Option is no longer exercisable after otherwise having been exercisable, the Option shall become null and void.

2.2

General Interpretive Principles. (i) Words in the singular shall include the plural and vice versa, and words of one gender shall include the other gender, in each case, as the context requires; (ii) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Plan and not to any particular provision of this Plan, and references to Sections are references to the Sections of this Plan unless otherwise specified; (iii) the word “including” and words of similar import when used in this Plan shall mean “including, without limitation,” unless otherwise specified; and (iv) any reference to any U.S. federal, state, or local act, statute or law shall be deemed to also refer to all amendments or successor provisions thereto, as well as all rules and regulations promulgated under such act, statute or law, unless the context otherwise requires.

SECTION 3

PLAN ADMINISTRATION

3.1

Composition of Committee. The Plan shall be administered by the Committee. To the extent the Board considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the Committee will consist of two or more directors of the Company, all of whom qualify as “non-employee directors” within the meaning of Rule 16b-3. To the extent the Board considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under section 162(m) of the Code, the Committee shall consist of two or more directors of the Company, all of whom shall qualify as “outside directors” within the meaning of Code section 162(m).

3.2

Authority of Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to:

(a)	select the Service Providers to whom Awards may from time to time be granted hereunder;

(b)	determine the type or types of Awards to be granted to eligible Service Providers;

(c)	determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards;

(d)	determine the terms and conditions of any Award;

(e)	determine whether, and to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property;

(f)

determine whether, and to what extent, and under what circumstance Awards may be canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

(g)	correct any defect, supply an omission, reconcile any inconsistency and otherwise interpret and administer the Plan and any instrument or Award Agreement relating to the Plan or any Award hereunder;

(h)

to grant Awards in replacement of Awards previously granted under this Plan or any other compensation plan of the Company, provided that any such replacement grant that would be considered a repricing shall be subject to stockholder approval;

(i)

cause the forfeiture of any Award or recover any Shares, cash or other property attributable to an Award for violations of any Company ethics policy or pursuant to any Company compensation clawback policy, in each case, in effect on the Effective Date or as adopted or amended thereafter;

(j)

with the consent of the Holder, to amend any Award Agreement at any time; provided that the consent of the Holder shall not be required for any amendment (i) that, in the Committee’s determination, does not materially adversely affect the rights of the Holder, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(k)

modify and amend the Plan, establish, amend, suspend, or waive such rules, regulations and procedures of the Plan, and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

(l)	make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

3.3

Committee Delegation. The Committee may delegate to any member of the Board or committee of Board members such of its powers as it deems appropriate, including the power to sub-delegate, except that, pursuant to such delegation or sub-delegation, only a member of the Board (or a committee thereof) may grant Awards from time to time to specified categories of Service Providers in amounts and on terms to be specified by the Board or the Committee; provided that no such grants shall be made other than by the Board or the Committee to individuals who are then Section 16 Persons or other than by the Committee to individuals who are then or are deemed likely to become a “covered employee” within the meaning of Code section 162(m). A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

3.4

Determination Under the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, adjustments, interpretations, and other decisions under or with respect to the Plan, any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Participant, any Holder, and any stockholder. No member of the Committee shall be liable for any action, determination or interpretation made in good faith, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation

SECTION 4

STOCK SUBJECT TO THE PLAN

4.1

Number of Shares. Subject to adjustment as provided in Section 4.3 and subject to the maximum number of Shares that may be granted to an individual in a calendar year as set forth in Section 5.5, the aggregate number of Shares authorized for issuance under the Plan in accordance with the provisions of the Plan shall be FIVE MILLION THIRTY FOUR THOUSAND FIVE HUNDRED (5,034,500) shares, subject to such restrictions or other provisions as the Committee may from time to time deem necessary (the “Maximum Share Limit”). Any Shares required to satisfy Substitute Awards shall not count against the Maximum Share Limit. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. The Shares may be divided among the various Plan components as the Committee shall determine; provided, however, the maximum number of Shares that may be issued pursuant to Incentive Stock Options shall be the sum of the Maximum Share Limit and any Incentive Stock Options issued as Substitute Awards. Shares that are subject to an underlying Award and Shares that are issued pursuant to the exercise of an Award shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Awards are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder..

4.2

Unused and Forfeited Stock. Any Shares that are subject to an Award under this Plan that are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Award that expires or is terminated for any reason, shall again be available for grant under the Plan. If a SAR is settled in Shares, only the number of Shares delivered in settlement of a SAR shall cease to be available for grant under the Plan, regardless of the number of Shares with respect to which the SAR was exercised. If any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award (including the withholding of Shares on the exercise of an Option that is settled in Shares) or the withholding or payment of taxes related thereto, such Shares shall again be available for grant under the Plan. Notwithstanding the foregoing, any Shares used for full or partial payment of the purchase price of the Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 15.2 that were originally Incentive Stock Option Shares must still be considered as having been granted for purposes of determining whether the Share limitation provided for in Section 4.1 has been reached for purposes of Incentive Stock Option grants.

4.3

Adjustments in Authorized Shares. If, without the receipt of consideration therefore by the Company, the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares such as, but not limited to, the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, spin-off, extraordinary cash dividend, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, or any similar corporate event or transaction, such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan then in relation to the Stock that is affected by one or more of the above events, (i) the numbers, rights, privileges and kinds of Shares that may be issued under this Plan or under particular forms of Awards, (ii) the number and kind of Shares subject to outstanding Awards, (iii) the Option Exercise Price or SAR exercise price applicable to outstanding Awards, and (iv) the annual individual limitation set forth in Section 5.5, shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and non assessable at the time of such occurrence.

4.4	General Adjustment Rules.

(a)

If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, such fractional Share shall be rounded to the nearest whole Share and fractional Shares shall not be issued.

(b)

In the case of any such substitution or adjustment affecting an Option or a SAR (including a Nonqualified Stock Option) such substitution or adjustments shall be made in a manner that is in accordance with the substitution and assumption rules set forth in Treasury Regulations 1.424-1 and the applicable guidance relating to Code section 409A.

SECTION 5

PARTICIPATION

5.1

Basis of Grant. Participants in the Plan shall be those Service Providers, who, in the judgment of the Committee, have performed, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives.

5.2

Types of Grants; Limits. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee or its designee, and receipt of one such Award shall not result in the automatic receipt of any other Award. Written or electronic notice shall be given to such Participant, specifying the terms, conditions, right and duties related to such Award. Under no circumstance shall Incentive Stock Options be granted to (i) non-employee directors or (ii) any person not permitted to receive Incentive Stock Options under the Code.

5.3

Award Agreements. Each Participant shall enter into an Award Agreement(s) with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying the applicable Award terms, conditions, rights and duties. Unless otherwise explicitly stated in the Award Agreement, Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement(s) with the Participant. Unless explicitly provided for in a particular Award Agreement that the terms of the Plan are being superseded, in the event of any inconsistency between the provisions of the Plan and any such Award Agreement(s) entered into hereunder, the provisions of the Plan shall govern.

5.4

Restrictive Covenants. The Committee may, in its sole and absolute discretion, place certain restrictive covenants in an Award Agreement requiring the Participant to agree to refrain from certain actions. Such restrictive covenants, if contained in the Award Agreement, will be binding on the Participant.

5.5

Maximum Annual Award. Subject to any adjustments required to be made pursuant to Section 4.3, the maximum number of Shares with respect to which an Award or Awards (including Options and SARs) may be granted to any Participant in any one taxable year of the Company (the “Maximum Annual Participant Award”) shall not exceed 600,000 Shares (increased, proportionately, in the event of any stock split or stock dividend with respect to the Shares). If an Option is in tandem with a SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to each Share, the tandem Option and SAR rights with respect to each Share shall be counted as covering but one Share for purposes of the Maximum Annual Participant Award.

SECTION 6

STOCK OPTIONS

6.1

Grant of Options. A Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Stock Option or a Nonqualified Stock Option. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same Participant at the same time or at different times. Incentive Stock Options and Nonqualified Stock Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

6.2

Option Agreements. Each Option granted under the Plan shall be evidenced by an Option Award Agreement which shall be entered into by the Company and the Participant to whom the Option is granted (the “Option Holder”), and which shall contain, or be subject to, the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Committee may consider appropriate in each case.

(a)

Number of Shares. Each Option Award Agreement shall state that it covers a specified number of Shares, as determined by the Committee. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Option Holder during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the time of grant under section 422(d) of the Code, or any successor provision, such Options in excess of such limit shall be treated as Nonqualified Stock Options. The foregoing shall be applied by taking Options into account in the order in which they were granted. For the purposes of the foregoing, the Fair Market Value of any Share shall be determined as of the time the Option with respect to such Share is granted. In the event the foregoing results in a portion of an Option designated as an Incentive Stock Option exceeding the $100,000 limitation, only such excess shall be treated as a Nonqualified Stock Option.

(b)

Price. Each Option Award Agreement shall state the Option Exercise Price at which each Share covered by an Option may be purchased. Such Option Exercise Price shall be determined in each case by the Committee, but in no event other than with respect to the issuance of a Substitute Award shall the Option Exercise Price for each Share covered by an Option be less than the Fair Market Value of the Stock on the Option’s Grant Date, as determined by the Committee; provided, however, that the Option Exercise Price for each Share covered by an Incentive Stock Option granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the Option’s Grant Date.

(c)	Duration of Options; Automatic Exercise.

(i)

Each Option Award Agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Option Holder (the “Option Period”). The Option Period must expire, in all cases, not more than ten years from the Option’s Grant Date; provided, however, that the Option Period of an Incentive Stock Option granted to an Eligible Employee who then owns Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company must expire not more than five years from the Option’s Grant Date. Each Option Award Agreement shall also state the periods of time, if any, as determined by the Committee, when incremental portions of each Option shall become exercisable. If any Option or portion thereof is not exercised during its Option Period, such unexercised portion shall be deemed to have been forfeited and have no further force or effect.

(ii)

With respect to any Nonqualified Stock Option granted after the Original Effective Date or any Incentive Stock Option granted after June 6, 2014 and to the extent that such Option has not otherwise been exercised, cancelled, terminated or forfeited, if on the last day of the Option Period, the Fair Market Value exceeds the Option Exercise Price, such Option shall be deemed to have been exercised by the Participant on such last day of the Option Period through either a “cashless exercise” or “net exercise” procedure and the Company shall issue the appropriate number of Shares therefor.

(d)

Termination of Service, Death, Disability, etc. Each Option Agreement shall state the period of time, if any, determined by the Committee, within which the Vested Option may be exercised after an Option Holder ceases to be a Service Provider on account of the Participant’s death, Disability, voluntary resignation, removal from the Board or the Company having terminated such Option Holder’s employment with or without Cause. If, within the period of time specified in the Option Award Agreement following the Option Holder’s termination of employment, an Option Holder is prohibited by law or a Company’s insider trading policy from exercising any Nonqualified Stock Option, the period of time during which such Option may be exercised will automatically be extended until the 30th day following the date the prohibition is lifted. Notwithstanding the immediately preceding sentence, in no event shall the Option exercise period be extended beyond the tenth anniversary of the Option’s Grant Date.

(e)

Transferability. Except to the extent permitted by the Committee pursuant to Section 11.3, Options shall not be transferable by the Option Holder except by will or pursuant to the laws of descent and distribution. Each Vested Option shall be exercisable during the Option Holder’s lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. Shares issuable pursuant to any Option shall be delivered only to or for the account of the Option Holder, or in the event of Disability or incapacity, to his or her guardian or legal representative.

(f)	Exercise, Payments, etc.

(i)

Unless otherwise provided in the Option Award Agreement, each Vested Option may be exercised by delivery to the Corporate Secretary or Chief Financial Officer of the Company or their designees a written or electronic notice specifying the number of Shares with respect to which such Option is exercised and payment of the Option Exercise Price. Such notice shall be in a form satisfactory to the Committee or its designee and shall specify the particular Vested Option that is being exercised and the number of Shares with respect to which the Vested Option is being exercised. The exercise of the Vested Option shall be deemed effective upon receipt of such notice by the Corporate Secretary or Chief Financial Officer of the Company or their designees and payment to the Company. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below.

(ii)	The Option Exercise Price may be paid by any of the following methods:

A.	Cash or certified bank check;

B.

By delivery to the Company of Shares then owned by the Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Vested Option, properly endorsed for transfer to the Company; provided, however, that Shares used for this purpose must have been held by the Holder for such minimum period of time as may be established from time to time by the Committee; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Options shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the certificates for the Stock used as payment of the Option Exercise Price.

In lieu of actually surrendering to the Company the stock certificates representing the number of Shares then owned by the Holder, the Committee may, in its discretion permit the Holder to submit to the Company a statement affirming ownership by the Holder of such number of Shares and request that such Shares, although not actually surrendered, be deemed to have been surrendered by the Holder as payment of the exercise price.

C.

For any Holder other than an Executive Officer or except as otherwise prohibited by the Committee, by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board.

D.

For any Nonqualified Stock Option, by a “net exercise” arrangement pursuant to which the Company will not require a payment of the Option Exercise Price but will reduce the number of Shares of Stock upon the exercise by the largest number of whole shares that has a Fair Market Value on the date of exercise that does not exceed the aggregate Option Exercise Price.

E.	Any combination of the consideration provided in the foregoing subsections (A), (B), (C) and (D).

(iii)	The Company shall not guarantee a third-party loan obtained by a Holder to pay part or the entire Option Exercise Price of the Shares.

(g)

Date of Grant. Unless otherwise specifically specified in the Option Award Agreement, an option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

(h)	Withholding.

(A)

Nonqualified Stock Options. Upon any exercise of a Nonqualified Stock Option, the Option Holder shall make appropriate arrangements with the Company to provide for the minimum amount of additional withholding required by applicable federal and state income tax and payroll laws, including payment of such taxes through delivery of Stock or by withholding Stock to be issued under the Option, as provided in Section 15 hereof.

(B)

Incentive Stock Options. In the event that an Option Holder makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the later of (i) the expiration of two years from the date on which the Incentive Stock Option was granted or (ii) the expiration of one year from the date on which the Option was exercised, the Participant shall send written or electronic notice to the Company at its principal office (Attention: Corporate Secretary) of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition, and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable Federal and state income tax laws.

(i)

Adjustment of Options. Subject to the limitations set forth below and those contained in Sections 6 and 14, the Committee may make any adjustment in the Option Exercise Price, the number of Shares subject to, or the terms of, an outstanding Option and a subsequent granting of an Option by amendment or by substitution of an outstanding Option. Such amendment, substitution, or re-grant may result in terms and conditions (including Option Exercise Price, number of Shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original Option; provided, however, except as permitted under Section 10, the Committee may not, without stockholder approval (i) amend an Option to reduce its Option Exercise Price, (ii) cancel an Option and regrant an Option with a lower Option Exercise Price than the original Option Exercise Price of the cancelled Option, (iii) cancel an Option in exchange for cash or another Award or (iv) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of “repricing” an Option, as defined under applicable NASDAQ rules or the rules of the established stock exchange or quotation system on which the Company Stock is then listed or traded if such Exchange’s or quotation system’s rules define what constitutes a repricing. Other than with respect to a modification that a reasonable person would not find to be a material adverse change in an Option Holder’s rights under an Option, the Committee also may not adversely affect the rights of any Option Holder to previously granted Options without the consent of such Option Holder. If such action is affected by the amendment, the effective date of such amendment shall be the date of the original grant. Any adjustment, modification, extension or renewal of an Option shall be effected such that the Option is either exempt from, or is compliant with, Code section 409A.

6.3

Stockholder Privileges. No Holder shall have any rights as a stockholder with respect to any Shares covered by an Option until the Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Holder becomes the holder of record of such Stock, except as provided in Section 4.

SECTION 7

STOCK APPRECIATION RIGHTS

7.1

Grant of SARs. Subject to the terms and conditions of this Plan, a SAR may be granted to a Participant at any time and from time to time as shall be determined by the Committee in its sole discretion. The Committee may grant Freestanding SARs or Tandem SARs, or any combination thereof.

(a)	Number of Shares. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, subject to the limitations imposed in this Plan and by applicable law.

(b)

Exercise Price and Other Terms. Except with respect to a Substitute Award, all SARs shall be granted with an exercise price no less than the Fair Market Value of the underlying Shares on the SARs’ Date of Grant. The Committee, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under this Plan. The exercise price per Share of Tandem SARs shall equal the exercise price per Share of the related Option.

(c)

Duration of SARs. Each SAR Award Agreement shall state the period of time, determined by the Committee, within which the SARs may be exercised by the Holder (the “SAR Period”). The SAR Period must expire, in all cases, not more than ten years from the SAR Grant Date.

7.2

SAR Award Agreement. Each SAR granted under the Plan shall be evidenced by a SAR Award Agreement which shall be entered into by the Company and the Participant to whom the SAR is granted (the “SAR Holder”), and which shall specify the exercise price per share, the terms of the SAR, the conditions of exercise, and such other terms and conditions as the Committee in its sole discretion shall determine.

7.3

Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price per Share of the underlying Incentive Stock Option and the Fair Market Value per Share of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value per Share of the Shares subject to the Incentive Stock Option exceeds the per share Option Price per Share of the Incentive Stock Option.

7.4	Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee in its sole discretion shall determine.

7.5

Expiration of SARs. A SAR granted under this Plan shall expire on the earlier of (i) the tenth anniversary of the SARs Date of Grant or (ii) the date set forth in the SAR Award Agreement, which date shall be determined by the Committee in its sole discretion. Unless otherwise specifically provided for in the SAR Award Agreement, a Freestanding SAR granted under this Plan shall terminate according to the same rules under which a Nonqualified Stock Option would terminate in the event of a SAR Holder’s termination of employment, death or Disability as provided for in the SAR Award Agreement. Unless otherwise specifically provided for in the SAR Award agreement, a Tandem SAR granted under this Plan shall be exercisable at such time or times and only to the extent that the related Option is exercisable. The Tandem SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Options, except that Tandem SARs granted with respect to less than the full number of shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the SARs.

7.6

Adjustment of SARs. Subject to the limitations set forth below and those contained in Sections 7 and 14, the Committee may make any adjustment in the SAR exercise price, the number of Shares subject to, or the terms of, an outstanding SAR and a subsequent granting of an SAR by amendment or by substitution of an outstanding SAR. Such amendment, substitution, or re-grant may result in terms and conditions (including SAR exercise price, number of Shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original SAR; provided, however, except as permitted under Section 10, the Committee may not, without stockholder approval (i) amend a SAR to reduce its exercise price, (ii) cancel a SAR and regrant a SAR with a lower exercise price than the original SAR exercise price of the cancelled SAR, (iii) cancel a SAR in exchange for cash or another Award or (iv) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of “repricing” a SAR, as defined under applicable NASDAQ rules or the rules of the established stock exchange or quotation system on which the Company Stock is then listed or traded. The Committee also may not adversely affect the rights of any SAR Holder to previously granted SARs without the consent of such SAR Holder. If such action is affected by the amendment, the effective date of such amendment shall be the date of the original grant. Any adjustment, modification, extension or renewal of a SAR shall be effected such that the SAR is either exempt from, or is compliant with, Code section 409A.

7.7	Payment of SAR Amount; Automatic Exercise.

(a)

Upon exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the positive difference between the Fair Market Value of a Share on the date of exercise over the exercise price per Share by (ii) the number of Shares with respect to which the SAR is exercised. At the Committee’s discretion, the payment upon a SAR exercise may be in whole Shares of equivalent value, cash, or a combination of whole Shares and cash. Fractional Shares shall be rounded down to the nearest whole Share.

(b)

With respect to any SAR and to the extent that such SAR has not otherwise been exercised, cancelled, terminated or forfeited, if on the last day of the SAR Period, the Fair Market Value exceeds the SAR exercise price, such SAR shall be deemed to have been exercised by the Participant on such last day of the SAR Period and the Company shall deliver the appropriate number of Shares or amount of cash therefor.

7.8

Stockholder Privileges. No Holder shall have any rights as a stockholder with respect to any Shares covered by a SAR until the Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Holder becomes the holder of record of such Stock, except as provided in Section 4.

SECTION 8

AWARDS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1

Restricted Stock Awards Granted by Committee. Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to any Service Provider in such amounts as the Committee shall determine.

8.2

Restricted Stock Unit Awards Granted by Committee. Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, The Committee may grant a Service Provider Restricted Stock Units, in connection with or separate from a grant of Restricted Stock. Upon the vesting of Restricted Stock Units, the Holder shall be entitled to receive the full value of the Restricted Stock Units payable in Shares or, if determined by the Committee, cash.

8.3

Restrictions. A Holder’s right to retain Shares of Restricted Stock or be paid with respect to Restricted Stock Units shall be subject to such restrictions, including him or her continuing to perform as a Service Provider for a restriction period specified by the Committee, or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of service or different performance goals and objectives with respect to (i) different Holders, (ii) different Restricted Stock or Restricted Stock Unit Awards, or (iii) separate, designated portions of the Shares constituting a Restricted Stock Award. Any grant of Restricted Stock or Restricted Stock Units shall contain terms such that the Award is either exempt from Code section 409A or complies with such section.

8.4

Privileges of a Stockholder, Transferability. Unless otherwise provided in the Award Agreement, a Participant shall have all voting, dividend, liquidation and other rights with respect to Shares of Restricted Stock, provided however that any dividends paid on Shares of Restricted Stock prior to such Shares becoming vested shall be held in escrow by the Company and subject to the same restrictions on transferability and forfeitability as the underlying Shares of Restricted Stock. Any voting, dividend, liquidation or other rights shall accrue to the benefit of a Holder only with respect to Shares of Restricted Stock held by, or for the benefit of, the Holder on the record date of any such dividend or voting date. A Participant’s right to sell, encumber or otherwise transfer such Restricted Stock shall, in addition to the restrictions otherwise provided for in the Award Agreement, be subject to the limitations of Section 11.2 hereof. The Committee may determine that a Holder of Restricted Stock Units is entitled to receive dividend equivalent payments on such units; provided, however, in no event shall any dividend equivalents relating to Restricted Stock Units subject to one or more performance-based vesting criteria be paid unless and until the underlying Restricted Stock Units are earned. If the Committee determines that Restricted Stock Units shall receive dividend equivalent payments, such feature will be specified in the applicable Award Agreement. Restricted Stock Units shall not have any voting rights.

8.5	Enforcement of Restrictions. The Committee may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Section 8.2 and 8.3:

(a)	placing a legend on the stock certificates, or the Restricted Stock Unit Award Agreement, as applicable, referring to restrictions;

(b)	requiring the Holder to keep the stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect;

(c)

requiring that the stock certificates, duly endorsed, be held in the custody of a third party nominee selected by the Company who will hold such Shares of Restricted Stock on behalf of the Holder while the restrictions remain in effect; or

(d)

inserting a provision into the Restricted Stock Award Agreement prohibiting assignment of such Award Agreement until the terms and conditions or restrictions contained therein have been satisfied or released, as applicable.

8.6

Termination of Service, Death, Disability, etc.. Except as otherwise provided in an Award Agreement, in the event of the death or Disability of a Participant, all service period and other restrictions applicable to Restricted Stock Awards then held by him or her shall lapse, and such Awards shall become fully nonforfeitable. Subject to Section 10 and except as otherwise provided in an Award Agreement, in the event a Participant ceases to be a Service Provider for any other reason, any Restricted Stock Awards as to which the service period or other vesting conditions for have not been satisfied shall be forfeited.

SECTION 9

BONUS SHARES AND PERFORMANCE AWARDS; SECTION 162(M) PROVISIONS

9.1

Awards Granted by Committee. Coincident with or following designation for participation in the Plan, a Participant may be granted Bonus Shares, Performance Shares, Performance Units or any other Performance Award.

9.2

Bonus Shares. Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Participant, in such amount, upon such terms and at any time and from time to time as shall be determined by the Committee.

9.3

Communication of Award. Written or electronic notice of the maximum amount of a Holder’s Award and the Performance Period determined by Committee shall be given to a Participant as soon as practicable after approval of the Award by the Committee.

9.4

Terms of Performance Awards. The Committee shall determine (i) whether the Award will be in the form of a Performance Share, Performance Unit or any other type of Performance Award, and (ii) whether, if a payment is due with respect to an Award such payment shall be made in cash, Stock or some combination. Except as provided in Section 10, Performance Awards will be issued or granted, or become vested or payable, only after the end of the relevant Performance Period. The Committee shall establish maximum and minimum performance targets to be achieved during the applicable Performance Period. Each grant of a Performance Share, Performance Unit or other Performance Award shall be subject to additional terms and conditions not inconsistent with the provisions of the Plan. The performance goals to be achieved for each Performance Period and the amount of the Award to be distributed upon satisfaction of those performance goals shall be conclusively determined by the Committee.

9.5

Performance Goals. If an Award is subject to this Section 9, then the lapsing of restrictions thereon, or the vesting thereof, and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of one or any combination of the following metrics, and which may be established on an absolute or relative basis for the Company as a whole or any of its subsidiaries, operating divisions or other operating units:

(a)

Earnings measures (either in the aggregate or on a per-Share basis), including earnings per share, earnings before interest, earnings before interest and taxes, earnings before interest, taxes and depreciation or earnings before interest, taxes, depreciation and amortization and in the case of any of the foregoing, adjusted to exclude any one or more of the following:

(i)	stock-based compensation expense;

(ii)	income from discontinued operations;

(iii)	gain on cancellation of debt;

(iv)	debt extinguishment and related costs;

(v)	restructuring, separation and/or integration charges and costs;

(vi)	reorganization and/or recapitalization charges and costs;

(vii)	impairment charges;

(viii)	gain or loss related to investments or the sale of assets;

(ix)	sales and use tax settlement; and

(x)	gain on non-monetary transaction.

(b)	Operating profit, operating income or operating margin (either in the aggregate or on a per-Share basis);

(c)	Net earnings on either a LIFO or FIFO basis (either in the aggregate or on a per-Share basis);

(d)	Net income or loss (either in the aggregate or on a per-Share basis);

(e)	Cash flow provided by operations (either in the aggregate or on a per-Share basis);

(f)

Cash flow returns, including cash flow returns on invested capital (cash flow from operating activities minus capital expenditures, the difference of which is divided by the difference between total assets and non-interest bearing current liabilities);

(g)	Ratio of debt to debt plus equity;

(h)	Net borrowing;

(i)	Credit quality or debt ratings;

(j)	Inventory levels, inventory turn or shrinkage;

(k)	Sales;

(l)	Revenues;

(m)	Free cash flow (either in the aggregate or on a per-Share basis);

(n)	Reductions in expense levels, determined either on a Company-wide basis or with respect to any one or more business units;

(o)	Operating and maintenance cost management and employee productivity;

(p)	Gross margin;

(q)	Return measures (including return on assets, return on equity, return on investment or return on sales);

(r)	Productivity increases;

(s)

Share price (including attainment of a specified per-Share price during the Incentive Period; growth measures and total stockholder return or attainment by the Shares of a specified price for a specified period of time);

(t)	Growth or rate of growth of any of the above business criteria;

(u)

Specified revenue, market share, market penetration, business development, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, customer satisfaction, and goals relating to acquisitions or divestitures; and

(v)	Accomplishment of mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions;

provided that applicable incentive goals may be applied on a pre- or post-tax basis; and provided further that the Committee may, when the applicable incentive goals are established, provide that the formula for such goals may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. As established by the Committee, the incentive goals may include, without limitation, GAAP and non-GAAP financial measures.

9.6

Determinations and Adjustments. When the Committee determines whether a performance goal has been satisfied for any Performance Period, the Committee, where the Committee deems appropriate, may make such determination using calculations which alternatively include and exclude one, or more than one, “extraordinary items” as determined under U.S. generally accepted accounting principles, and the Committee may determine whether a performance goal has been satisfied for any Performance Period taking into account the alternative which the Committee deems appropriate under the circumstances. The Committee also may take into account any other unusual or non-recurring items, including (i) asset write-downs; (ii) litigation or claim judgments or settlements; and (iii) the charges or costs associated with restructurings of the Company, discontinued operations, and the cumulative effects of accounting changes and, further, may take into account any unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Committee may determine reasonable and appropriate under the circumstances (including any factors that could result in the Company’s paying non-deductible compensation to an Employee or non-employee director). Notwithstanding any provision of the Plan other than Section 4.3, with respect to any Award that is subject to this Section 9, the Committee may not adjust upwards the amount payable pursuant to such Award, nor may it waive the achievement of the applicable performance goals except in the case of the death or Disability of the Participant.

9.7

Payment of Awards. Following the conclusion of each Performance Period, the Committee shall determine the extent to which performance targets have been attained, and the satisfaction of any other terms and conditions with respect to an Award relating to such Performance Period. The Committee shall determine what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Stock or some combination. Payment shall be made in a lump sum, as determined by the Committee, commencing as promptly as practicable following the end of the applicable Performance Period, subject to such terms and conditions and in such forms as may be prescribed by the Committee. All Awards shall be paid no later than March 15th of the Plan Year following the Plan Year in which the Committee determines that a Participant is entitled to receive the performance award.

9.8

Termination of Employment. If a Participant ceases to be a Service Provider for any reason other than having been terminated for Cause after the end of a Performance Period yet before receiving payment as provided for in Section 9.7, the Holder (or the Holder’s Beneficiaries) shall be entitled to receive the full amount payable as soon as practicable after such amount has been determined by the Committee. Unless otherwise determined by the Committee, if a Holder ceases to be a Service Provider before the end of a Performance Period by reason of his or her death or Disability, the Performance Period for such Holder for the purpose of determining the amount of the Award payable shall end at the end of the calendar quarter immediately preceding the date on which such Holder ceased to be a Service Provider. The amount of an Award payable to a Holder to whom the preceding sentence is applicable shall be paid at the end of the Performance Period and shall be that fraction of the Award computed pursuant to the preceding sentence the numerator of which is the number of calendar quarters during the Performance Period during all of which said Holder was a Service Provider and the denominator of which is the number of full calendar quarters in the Performance Period. In the event a Holder is terminated as a Service Provider for Cause, either before the end of the Performance Period or after the end of the Performance Period but prior to the amount of the Award having been paid, the Holder’s participation in the Plan shall cease, all outstanding Awards of Performance Shares or Performance Units to such Participant and any right to receive the payment for any Awards (whether or not any Performance Period has been completed) shall be canceled.

9.9

Other Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to Section 9 as it may deem necessary or appropriate to insure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(B) of the Code or any successor thereto.

SECTION 10

REORGANIZATION, CHANGE IN CONTROL OR LIQUIDATION

Except as otherwise provided in an Award Agreement or other agreement approved by the Committee to which any Participant is a party, in the event that the Company undergoes a Change in Control, each Option, SAR, share of Restricted Stock and/or other Award shall without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable, fully vested or fully payable, as the case may be, as of the date of such Change in Control. In addition to the foregoing, in the event the Company undergoes a Change in Control or in the event of a corporate merger, consolidation, major acquisition of property (or stock), separation, reorganization or liquidation in which the Company is a party and in which a Change in Control does not occur, the Committee, or the board of directors of any corporation assuming the obligations of the Company, shall have the full power and discretion to prescribe and amend the terms and conditions for the exercise, or modification, of any outstanding Awards granted hereunder or exchange any outstanding Awards for other Awards of the same economic value. The Committee may remove restrictions on Restricted Stock and Restricted Stock Units and may modify the performance requirements for any other Awards. The Committee may provide that Options, SARs or other Awards granted hereunder must be exercised in connection with the closing of such transactions, and that if not so exercised such Awards will expire. Any such determinations by the Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. Notwithstanding the foregoing, any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital stock, such transaction shall not constitute a merger, consolidation, major acquisition of property for stock, separation, reorganization, liquidation, or Change in Control.

SECTION 11

RIGHTS OF EMPLOYEES; PARTICIPANTS

11.1

Employment. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her services as a Service Provider or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of Participant’s services as a Service Provider shall be determined by the Committee at the time.

11.2

Nontransferability. Except as provided in Section 11.3, no right or interest of any Holder in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant’s death, a Holder’s rights and interests in all Awards shall, to the extent not otherwise prohibited hereunder, be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options or SARs may be made by, the Holder’s legal representatives, heirs or legatees. If, in the opinion of the Committee, a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his or her affairs because of a mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person’s guardian, conservator, or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status. “Transfers” shall not be deemed to include transfers to the Company or “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the authorization of the Committee.

11.3

Permitted Transfers. Pursuant to conditions and procedures established by the Committee from time to time, the Committee may permit Awards to be transferred, without consideration other than nominal consideration, exercised by and paid to certain persons or entities related to a Participant, including members of the Participant’s immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s immediate family and/or charitable institutions (a “Permitted Transferee”). In the case of initial Awards, at the request of the Participant, the Committee may permit the naming of the related person or entity as the Award recipient. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Stock Options shall only be transferable to the extent permitted in Section 422 of the Code, or such successor provision thereto, and the treasury regulations thereunder.

SECTION 12

GENERAL RESTRICTIONS

12.1

Investment Representations. The Company may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Stock under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock subject to the Option or the Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

12.2	Compliance with Securities Laws.

(a)

Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

(b)

Each Holder who is a director or an Executive Officer is restricted from taking any action with respect to any Award if such action would result in a (i) violation of Section 306 of the Sarbanes-Oxley Act of 2002, and the regulations promulgated thereunder, whether or not such law and regulations are applicable to the Company, or (ii) any policies adopted by the Company restricting transactions in the Stock.

12.3

Stock Restriction Agreement. The Committee may provide that Shares issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has (i) a right of first refusal with respect to such Shares, (ii) specific rights or limitations with respect to the Participant’s ability to vote such Shares, or (iii) a right or obligation to repurchase all or a portion of such Shares, which restrictions may survive a Participant’s cessation or termination as a Service Provider.

SECTION 13

OTHER EMPLOYEE BENEFITS

The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant, payment or vesting of any other Award shall not constitute “earnings” with respect to which any other benefits of such Participant are determined, including benefits under (a) any pension, profit sharing, life insurance or salary continuation plan or other employee benefit plan of the Company or (b) any agreement between the Company and the Participant, except as such plan or agreement shall otherwise expressly provide.

SECTION 14

PLAN AMENDMENT, MODIFICATION AND TERMINATION

14.1

Amendment, Modification, and Termination. The Board may at any time terminate, and from time to time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, to comply with the requirements for listing on any exchange where the Shares are listed, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.

14.2

Adjustment Upon Certain Unusual or Nonrecurring Events. The Board may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.3) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

14.3

Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to a Holder’s employment being terminated for Cause and Section 14.2), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written or electronic consent of the Holder of such Award.

SECTION 15

WITHHOLDING

15.1

Withholding Requirement. The Company’s obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Holder’s satisfaction of all applicable federal, state and local income and other tax withholding requirements.

15.2

Withholding with Stock. For Eligible Employees, the Committee may, in its sole discretion, permit the Holder to pay all minimum required amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from Shares otherwise issuable to the Holder, Shares having a value not to exceed the minimum amount required to be withheld under federal, state or local law or such lesser amount as may be elected by the Holder. All elections shall be subject to the approval or disapproval of the Committee or its delegate. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the “Tax Date”), as determined by the Committee. Any such elections by Holder to have Shares withheld for this purpose will be subject to the following restrictions:

(a)	All elections must be made prior to the Tax Date;

(b)	All elections shall be irrevocable; and

(c)

If the Holder is an officer or director of the Company within the meaning of Section 16 of the 1934 Act (“Section 16”), the Holder must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

SECTION 16

NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board or the Committee to continue to maintain or adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board or the Committee, as the case may be, may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees, or non-employee directors generally, or to any class or group of employees, or non-employee directors, which the Company now has lawfully put into effect, including any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

SECTION 17

REQUIREMENTS OF LAW

17.1

Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Holders shall not be entitled to exercise, or receive benefits under any Award, and the Company shall not be obligated to deliver any Shares or other benefits to a Holder, if such exercise or delivery would constitute a violation by the Holder or the Company of any applicable law or regulation.

17.2

Code Section 409A. This Plan and all Awards granted thereunder are intended to meet or be exempt from the requirements of Code section 409A and shall be administered, construed and interpreted in a manner that is accordance with and in furtherance of such intent. In the event that any provision of this Plan shall be determined to contravene Code section 409A, the regulations promulgated thereunder, regulatory interpretations or announcements with respect to section 409A or applicable judicial decisions construing section 409A, any such provision shall be void and have no effect. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code section 409A shall not be treated as deferred compensation unless applicable laws require otherwise.

17.3

Rule 16b-3. Each transaction under the Plan is intended to comply with all applicable conditions of Rule 16b-3, to the extent Rule 16b-3 reasonably may be relevant or applicable to such transaction. To the extent any provision of the Plan or any action by the Committee under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3; provided, however, that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

17.4

Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the state of Delaware without giving effect to the principles of the conflict of laws to the contrary.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3 AND 4.

Item 1: Election of seven directors to hold office for terms expiring at the 2017 annual meeting of stockholders.									+
	For	Withhold		For	Withhold		For	Withhold
01 - David A.B. Brown	☐	☐	02 - Michael J. Caliel	☐	☐	03 - J. Samuel Butler	☐	☐
04 - Nelson Obus	☐	☐	05 - Robert R. Gilmore	☐	☐	06 - John T. Nesser III	☐	☐

07 - Alan P. Krusi	☐	☐

		For	Against	Abstain			For	Against	Abstain

Item 2:	Advisory vote to approve named executive officer compensation.	☐	☐	☐	Item 3:	Proposal to approve an amendment to the Company’s 2006 Equity Incentive Plan to increase the number of shares available for issuance under the plan.	☐	☐	☐

		For	Against	Abstain

Item 4:	Proposal to ratify the selection of the accounting firm of Deloitte & Touche LLP as Layne Christensen’s independent auditors for the fiscal year ending January 31, 2017.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this proxy exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — LAYNE CHRISTENSEN COMPANY	+

2016 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael J. Caliel, J. Michael Anderson and Steven F. Crooke, and each of them, each with the power to act alone and with full power of substitution and revocation, as attorneys and proxies of the undersigned to attend the 2016 Annual Meeting of Stockholders of Layne Christensen Company (“Layne Christensen”) to be held at Layne Christensen’s Corporate Headquarters, located at 1800 Hughes Landing Blvd., Ste. 800, The Woodlands, Texas 77380, on Friday, June 3, 2016, commencing at 10:00 a.m., local time, and at all adjournments thereof, and to vote all shares of capital stock of Layne Christensen which the undersigned is entitled to vote with respect to the matters on the reverse side, all as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, dated May 4, 2016.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEMS 1, 2, 3 AND 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE.

(Continued, and to be signed, on other side)

C	Non-Voting Items

Change of Address — Please print new address below.

■	+